(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Index

Identification
Capital Stock Breakdown	1
Earnings Distribution	2
Individual Financial Statements
Balance Sheet Assets	3
Balance Sheet Liabilities	4
Statement of Income	6
Statement of Comprehensive Income	7
Statement of Cash Flows	8
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 06/30/2016	9
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 06/30/2015	10
Statement of Added Value	11
Consolidated Financial Statements
Balance Sheet Assets	12
Balance Sheet Liabilities	13
Statement of Income	15
Statement of Comprehensive Income	16
Statement of Cash Flows	17
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 06/30/2016	18
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 06/30/2015	19
Statement of Added Value	20
Management Report	21
Explanatory Notes	55
Breakdown of the Capital by Owner	133
Declarations and Opinion
Independent Auditors' Report on Review of Quartely Financial Information	134
Opinion of the Audit Commitee	136
Statement of Executive Board on the Quartely Financial Information and Independent Auditor's Report on Review of Interim Financial Information	137

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Identification / Capital Stock Breakdown

Number of shares	Current Quarter
(Units)	06.30.16

Paid-in Capital
Common	812,473,246
Preferred	-
Total	812,473,246

Treasury Shares
Common	13,505,317
Preferred	-
Total	13,505,317

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Identification / Earnings Distribution

Event	Approval	Corporate action	Begin payments	Type os shares	Earning per share
Executive Board Meeting	December 17, 2015	Dividend	February 12, 2016	Common	0.11290
Executive Board Meeting	December 17, 2015	Interest on shareholders’ equity	February 12, 2016	Common	0.58446
Executive Board Meeting	February 25, 2016	Dividend	April 01, 2016	Common	0.12175
Executive Board Meeting	June 30, 2016	Interest on shareholders’ equity	August 15, 2016	Common	0.64235

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS /Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
1	Total Assets	39,952,393	38,019,602
1.01	Current Assets	15,380,530	12,212,817
1.01.01	Cash and Cash Equivalents	1,927,035	845,085
1.01.02	Marketable Securities	297,884	197,807
1.01.02.01	Financial Investments Evaluated at Fair Value	297,884	197,807
1.01.02.01.01	Held for Trading	297,884	197,807
1.01.03	Trade Accounts Receivable	6,107,643	5,230,261
1.01.03.01	Trade Accounts Receivable	5,981,071	4,948,745
1.01.03.02	Other Receivables	126,572	281,516
1.01.04	Inventories	3,051,837	2,703,330
1.01.05	Biological Assets	1,617,440	1,322,317
1.01.06	Recoverable Taxes	1,027,035	1,074,175
1.01.06.01	Current Recoverable Taxes	1,027,035	1,074,175
1.01.08	Other Current Assets	1,351,656	839,842
1.01.08.02	Assets of Discontinued Operations	22,741	32,442
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	22,741	32,442
1.01.08.03	Other	1,328,915	807,400
1.01.08.03.01	Interest on Shareholders' Equity Receivable	10,155	23,138
1.01.08.03.02	Derivatives	519,816	118,680
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	81,177	78,801
1.01.08.03.05	Other	659,767	586,781
1.01.08.03.06	Restricted Cash	58,000	-
1.02	Non-current Assets	24,571,863	25,806,785
1.02.01	Non-current Assets	5,169,386	5,044,128
1.02.01.01	Financial Investments Evaluated at Fair Value	265,640	385,700
1.02.01.01.02	Available for Sale	265,640	385,700
1.02.01.02	Marketable Securities Valued at Amortized Cost	75,071	70,338
1.02.01.02.01	Held to Maturity	75,071	70,338
1.02.01.03	Trade Accounts Receivable	202,616	232,223
1.02.01.03.01	Trade Accounts Receivable	14,885	4,133
1.02.01.03.02	Other Receivables	187,731	228,090
1.02.01.05	Biological Assets	817,664	760,267
1.02.01.06	Deferred Taxes	1,120,702	1,248,880
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,120,702	1,248,880
1.02.01.09	Other Non-current Assets	2,687,693	2,346,720
1.02.01.09.03	Judicial Deposits	822,342	725,324
1.02.01.09.04	Recoverable Taxes	1,228,602	942,147
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	52,177	74,164
1.02.01.09.07	Restricted Cash	459,898	479,828
1.02.01.09.08	Other	124,674	125,257
1.02.02	Investments	5,358,665	7,210,114
1.02.02.01	Investments	5,358,665	7,210,114
1.02.02.01.01	Equity in Associates	18,085	27,004
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	5,339,473	7,182,003
1.02.02.01.04	Other	1,107	1,107
1.02.03	Property, Plant and Equipment, Net	10,571,346	10,100,986
1.02.03.01	Property, Plant and Equipment in Operation	9,624,127	9,264,458
1.02.03.02	Property, Plant and Equipment Leased	127,275	120,696
1.02.03.03	Property, Plant and Equipment in Progress	819,944	715,832
1.02.04	Intangible	3,472,466	3,451,557
1.02.04.01	Intangible	3,472,466	3,451,557
1.02.04.01.02	Software	147,334	149,938
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Other	19,791	10,048
1.02.04.01.05	Goodwill	2,096,587	2,096,587
1.02.04.01.06	Software Leased	35,754	21,984

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
2	Total Liabilities	39,952,393	38,019,602
2.01	Current Liabilities	12,015,357	10,350,198
2.01.01	Social and Labor Obligations	183,971	104,724
2.01.01.01	Social Obligations	107,474	15,031
2.01.01.02	Labor Obligations	76,497	89,693
2.01.02	Trade Accounts Payable	5,215,739	5,199,319
2.01.02.01	Domestic Suppliers	4,105,258	3,933,753
2.01.02.01.01	Domestic Suppliers	3,779,951	3,248,156
2.01.02.01.02	Supply Chain Finance	325,307	685,597
2.01.02.02	Foreign Suppliers	1,110,481	1,265,566
2.01.02.02.01	Foreign Suppliers	692,162	776,569
2.01.02.02.02	Supply Chain Finance	418,319	488,997
2.01.03	Tax Obligations	418,217	196,780
2.01.03.01	Federal Tax Obligations	186,754	82,999
2.01.03.01.01	Income and Social Contribution Payable	81,738	-
2.01.03.01.02	Other Federal	105,016	82,999
2.01.03.02	State Tax Obligations	228,578	110,912
2.01.03.03	Municipal Tax Obligations	2,885	2,869
2.01.04	Short Term Debts	3,069,834	2,525,646
2.01.04.01	Short Term Debts	3,069,834	2,525,646
2.01.04.01.01	Local Currency	1,549,513	1,462,046
2.01.04.01.02	Foreign Currency	1,520,321	1,063,600
2.01.05	Other Obligations	2,403,983	1,737,973
2.01.05.01	Advances from related parties	929,342	17,492
2.01.05.01.04	Advances from related parties	929,342	17,492
2.01.05.02	Other	1,474,641	1,720,481
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	438,535	518,450
2.01.05.02.04	Derivatives	852,858	619,874
2.01.05.02.05	Management and Employees Profit Sharing	6,827	264,633
2.01.05.02.08	Other Obligations	176,421	317,524
2.01.06	Provisions	723,613	585,756
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	270,063	223,766
2.01.06.01.01	Tax Risk Provisions	84,084	47,923
2.01.06.01.02	Social Security and Labor Risk Provisions	160,430	153,210
2.01.06.01.04	Civil Risk Provisions	25,549	22,633
2.01.06.02	Other Provisons	453,550	361,990
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	386,286	294,726
2.01.06.02.05	Employee Benefits Provisions	67,264	67,264
2.02	Non-current Liabilities	15,378,320	14,152,627
2.02.01	Long-term Debt	12,380,085	11,054,455
2.02.01.01	Long-term Debt	12,380,085	11,054,455
2.02.01.01.01	Local Currency	5,365,421	2,357,579
2.02.01.01.02	Foreign Currency	7,014,664	8,696,876
2.02.02	Other Obligations	1,764,789	1,909,243
2.02.02.01	Liabilities with Related Parties	995,361	1,208,007
2.02.02.01.04	Advances from Related Parties and Other Liabilities	995,361	1,208,007
2.02.02.02	Other	769,428	701,236
2.02.02.02.06	Other Obligations	769,428	701,236

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
2.02.04	Provisions	1,233,446	1,188,929
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	982,031	957,149
2.02.04.01.01	Tax Risk Provisions	161,151	190,908
2.02.04.01.02	Social Security and Labor Risk Provisions	248,400	206,258
2.02.04.01.04	Civil Risk Provision	55,538	43,041
2.02.04.01.05	Contingent Liability	516,942	516,942
2.02.04.02	Other Provisons	251,415	231,780
2.02.04.02.04	Employee Benefits Provisions	251,415	231,780
2.03	Shareholders' Equity	12,558,716	13,516,777
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(709,685)	(3,940,955)
2.03.02.01	Goodwill on the Shares Issuance	166,192	174,014
2.03.02.04	Granted Options	194,613	160,323
2.03.02.05	Treasury Shares	(723,856)	(3,947,933)
2.03.02.07	Gain on Disposal of Shares	(58,334)	(39,059)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Entities	(240,883)	(240,883)
2.03.04	Profit Reserves	1,754,636	6,076,775
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	646,601	5,019,408
2.03.04.07	Tax Incentives Reserve	567,858	517,190
2.03.05	Accumulated Earnings	19,000	-
2.03.08	Other Comprehensive Income	(965,706)	(1,079,514)
2.03.08.01	Derivative Financial Intruments	(297,028)	(1,123,196)
2.03.08.02	Financial Instruments (Available for Sale)	(73,052)	(8,466)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(623,030)	32,277
2.03.08.04	Actuarial Losses	27,404	19,871

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 04.01.16 to 06.30.16	Accumulated Current Year 01.01.16 to 06.30.16	Previous Quarter 04.01.15 to 06.30.15	Accumulated Previous Year 01.01.15 to 06.30.15
3.01	Net Sales	7,315,165	13,930,157	6,734,237	12,587,115
3.02	Cost of Goods Sold	(5,564,824)	(10,726,669)	(4,915,562)	(9,343,238)
3.03	Gross Profit	1,750,341	3,203,488	1,818,675	3,243,877
3.04	Operating (Expenses) Income	(2,018,502)	(3,327,361)	(933,119)	(1,201,727)
3.04.01	Selling	(916,176)	(1,829,039)	(958,906)	(1,879,969)
3.04.02	General and Administrative	(75,306)	(144,119)	(67,862)	(135,822)
3.04.04	Other Operating Income	25,680	69,580	14,596	28,518
3.04.05	Other Operating Expenses	(103,254)	(180,937)	(193,227)	(438,666)
3.04.06	Income from Associates and Joint Ventures	(949,446)	(1,242,846)	272,280	1,224,212
3.05	Income Before Financial and Tax Results	(268,161)	(123,873)	885,556	2,042,150
3.06	Financial Results	285,022	178,852	(473,325)	(1,116,522)
3.06.01	Financial Income	1,257,385	2,256,553	(135,533)	698,542
3.06.02	Financial Expenses	(972,363)	(2,077,701)	(337,792)	(1,815,064)
3.07	Income Before Taxes	16,861	54,979	412,231	925,628
3.08	Income and Social Contribution	13,745	14,689	(47,773)	(99,543)
3.08.01	Current	(151,429)	(243,891)	2,779	3,798
3.08.02	Deferred	165,174	258,580	(50,552)	(103,341)
3.09	Net Income from Continued Operations	30,606	69,668	364,458	826,085
3.10	Net Income from Discontinued Operations	-	-	(10,051)	(7,072)
3.10.01	Net Income/Loss of Discontinued Operations, Net	-	-	(10,051)	(7,072)
3.11	Net Income	30,606	69,668	354,407	819,013
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.03803	0.08656	0.41557	0.96036
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.03803	0.08656	0.41525	0.95961

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 04.01.16 to 06.30.16	Accumulated Current Year 01.01.16 to 06.30.16	Previous Quarter 04.01.15 to 06.30.15	Accumulated Previous Year 01.01.15 to 06.30.15
4.01	Net Income	30,606	69,668	354,407	819,013
4.02	Other Comprehensive Income	(92,738)	113,808	191,100	(52,068)
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(360,601)	(655,307)	(39,490)	111,268
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(55,715)	(104,598)	1,699	18,223
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	21,016	40,012	(102)	(67)
4.02.04	Unrealized gains (losses) on cash flow hedge	451,813	1,250,347	334,712	(289,803)
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	(153,015)	(424,179)	(110,206)	99,337
4.02.06	Actuarial gains (losses) on pension and post-employment plans	5,705	11,415	6,798	13,596
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(1,941)	(3,882)	(2,311)	(4,622)
4.03	Comprehensive Income	(62,132)	183,476	545,507	766,945

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 06.30.16	Accumulated Previous Year 01.01.15 to 06.30.15
6.01	Net Cash Provided by Operating Activities	(161,843)	2,521,590
6.01.01	Cash from Operations	(75,587)	1,836,045
6.01.01.01	Net Income for the Period	69,668	826,085
6.01.01.03	Depreciation and Amortization	365,749	327,916
6.01.01.04	Depreciation and Depletion of Biological Assets	307,361	265,601
6.01.01.05	Results on Disposals of Property, Plant and Equipments	9,885	16,840
6.01.01.07	Deferred Income Tax	(258,580)	103,341
6.01.01.08	Provision for Tax, Civil and Labor Risks	133,971	46,837
6.01.01.09	Other Provisions	(36,263)	193,608
6.01.01.10	Interest and Exchange Rate Variations	(1,910,224)	1,280,029
6.01.01.11	Equity Pick-Up	1,242,846	(1,224,212)
6.01.02	Changes in Operating Assets and Liabilities	(86,256)	657,238
6.01.02.01	Trade Accounts Receivable	(1,007,083)	1,168,798
6.01.02.02	Inventories	(347,892)	(19,268)
6.01.02.03	Trade Accounts Payable	474,462	387,228
6.01.02.04	Supply Chain Finance	(430,968)	-
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(129,136)	(81,394)
6.01.02.06	Others Rights and Obligations	1,058,244	9,968
6.01.02.07	Investment in Held for Trading Securities	(198,662)	(76,873)
6.01.02.08	Redemption of Held for Trading Securities	118,088	163,466
6.01.02.11	Other Financial Assets and Liabilities	1,074,411	(509,573)
6.01.02.12	Payment of Interest	(414,215)	(286,240)
6.01.02.14	Interest on Shareholders' Equity Received	11,618	14,834
6.01.02.15	Biological assets - Current	(295,123)	(113,708)
6.01.03	Other	-	28,307
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	-	28,307
6.02	Net Cash Provided by Investing Activities	(1,240,810)	(912,271)
6.02.05	Redemptions of Restricted Cash (Investments)	(38,070)	(11,934)
6.02.06	Additions to Property, Plant and Equipment	(845,005)	(537,543)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	57,224	60,996
6.02.08	Capital increase in subsidiaries	-	(93,825)
6.02.09	Additions to Intangible	(48,155)	(24,258)
6.02.10	Additions to Biological Assets - Non-current	(366,174)	(276,531)
6.02.11	Investments in Associates and Joint Venturies	(630)	(869)
6.02.17	Net Cash Applied in Investing Activities from Discontinued Operations	-	(28,307)
6.03	Net Cash Provided by Financing Activities	2,485,843	(2,728,986)
6.03.01	Proceeds from Debt Issuance	4,752,040	2,448,788
6.03.02	Payment of Debt	(1,064,363)	(3,449,588)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(663,051)	(463,254)
6.03.06	Treasury Shares Acquisition	(543,258)	(1,292,293)
6.03.07	Treasury Shares Disposal	4,475	27,361
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(1,240)	13,103
6.05	Increase (Decrease) in Cash and Cash Equivalents	1,081,950	(1,106,564)
6.05.01	At the Beginning of the Period	845,085	1,979,357
6.05.02	At the End of the Period	1,927,035	872,793

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 06/30/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.04	Share-based Payments	-	3,231,270	(4,372,807)	-	-	(1,141,537)
5.04.03	Options Granted	-	34,290	-	-	-	34,290
5.04.04	Treasury Shares Acquired	-	(543,258)	-	-	-	(543,258)
5.04.05	Treasury Shares Sold	-	5,953	-	-	-	5,953
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)
5.04.07	Interest on Shareholders' Equity	-	-	(513,215)	-	-	(513,215)
5.04.08	Gain on Disposal of Shares	-	(1,478)	-	-	-	(1,478)
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-
5.04.10	Valuation of Shares	-	(7,822)	-	-	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	69,668	113,808	183,476
5.05.01	Net Income for the Period	-	-	-	69,668	-	69,668
5.05.02	Other Comprehensive Income	-	-	-	-	113,808	113,808
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	1,250,347	1,250,347
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(424,179)	(424,179)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(104,598)	(104,598)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	40,012	40,012
5.05.02.08	Actuarial Gains on Pension and Post-employment Plans	-	-	-	-	7,533	7,533
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(655,307)	(655,307)
5.06	Statements of Changes in Shareholders' Equity	-	-	50,668	(50,668)	-	-
5.06.08	Tax Incentives Reserve	-	-	50,668	(50,668)	-	-
5.07	Balance at June 30, 2016	12,460,471	(709,685)	1,754,636	19,000	(965,706)	12,558,716

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 06/30/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.04	Share-based Payments	-	(1,403,152)	-	(425,859)	-	(1,829,011)
5.04.03	Options Granted	-	9,633	-	-	-	9,633
5.04.04	Treasury Shares Acquired	-	(1,292,293)	-	-	-	(1,292,293)
5.04.05	Treasury Shares Sold	-	40,096	-	-	-	40,096
5.04.07	Interest on Shareholders' Equity	-	-	-	(425,859)	-	(425,859)
5.04.08	Gain on Disposal of Shares	-	(12,735)	-	-	-	(12,735)
5.04.10	Valuation of shares	-	111,248	-	-	-	111,248
5.04.12	Acquisition of Non-Controlling Entities	-	(259,101)	-	-	-	(259,101)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	819,013	(52,068)	766,945
5.05.01	Net Income for the Period	-	-	-	819,013	-	819,013
5.05.02	Other Comprehensive Income	-	-	-	-	(52,068)	(52,068)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(289,803)	(289,803)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	99,337	99,337
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	18,223	18,223
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	(67)	(67)
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	8,974	8,974
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	111,268	111,268
5.06	Statements of Changes in Shareholders' Equity	-	-	54,087	(54,087)	-	-
5.06.08	Tax Incentives Reserve	-	-	54,087	(54,087)	-	-
5.07	Balance at June 30, 2015	12,460,471	(1,598,580)	3,999,912	339,067	(672,459)	14,528,411

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 06.30.16	Accumulated Previous Year 01.01.15 to 06.30.15
7.01	Revenues	15,923,344	14,108,028
7.01.01	Sales of Goods, Products and Services	15,263,207	13,927,733
7.01.02	Other Income	(92,990)	(244,237)
7.01.03	Revenue Related to Construction of Own Assets	717,132	482,770
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	35,995	(58,238)
7.02	Raw Material Acquired from Third Parties	(10,531,094)	(9,081,731)
7.02.01	Costs of Products and Goods Sold	(8,476,491)	(7,340,441)
7.02.02	Materials, Energy, Third Parties Services and Other	(2,055,218)	(1,747,341)
7.02.03	Recovery (Loss) of Assets Values	615	6,051
7.03	Gross Added Value	5,392,250	5,026,297
7.04	Retentions	(673,110)	(593,517)
7.04.01	Depreciation, Amortization and Exhaustion	(673,110)	(593,517)
7.05	Net Added Value	4,719,140	4,432,780
7.06	Received from Third Parties	1,014,259	1,923,360
7.06.01	Equity Pick-Up	(1,242,846)	1,224,212
7.06.02	Financial Income	2,256,553	698,542
7.06.03	Other	552	606
7.07	Added Value to be Distributed	5,733,399	6,356,140
7.08	Distribution of Added Value	5,733,399	6,356,140
7.08.01	Payroll	1,981,788	1,951,083
7.08.01.01	Salaries	1,496,931	1,508,836
7.08.01.02	Benefits	377,551	341,059
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	107,306	101,188
7.08.02	Taxes, Fees and Contributions	1,484,325	1,637,307
7.08.02.01	Federal	703,365	875,402
7.08.02.02	State	763,757	747,068
7.08.02.03	Municipal	17,203	14,837
7.08.03	Capital Remuneration from Third Parties	2,197,618	1,941,665
7.08.03.01	Interests	2,096,583	1,824,472
7.08.03.02	Rents	101,035	117,193
7.08.04	Interest on Own Capital	69,668	826,085
7.08.04.01	Interest on Shareholders' Equity	513,215	425,859
7.08.04.02	Dividends	98,210	-
7.08.04.03	Retained Earnings	(541,757)	400,226

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
1	Total Assets	41,554,896	40,388,014
1.01	Current Assets	18,053,246	19,180,049
1.01.01	Cash and Cash Equivalents	4,630,909	5,362,890
1.01.02	Marketable Securities	671,814	734,711
1.01.02.01	Financial Investments Evaluated at Fair Value	671,814	734,711
1.01.02.01.01	Held for Trading	363,402	375,562
1.01.02.01.02	Available for Sale	308,412	359,149
1.01.03	Trade Accounts Receivable	3,513,898	4,180,024
1.01.03.01	Trade Accounts Receivable	3,377,761	3,876,308
1.01.03.02	Other Receivables	136,137	303,716
1.01.04	Inventories	4,724,899	4,032,911
1.01.05	Biological Assets	1,646,538	1,329,861
1.01.06	Recoverable Taxes	1,237,580	1,231,759
1.01.06.01	Current Recoverable Taxes	1,237,580	1,231,759
1.01.08	Other Current Assets	1,627,608	2,307,893
1.01.08.02	Assets of Discontinued Operations	36,760	32,448
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	36,760	32,448
1.01.08.03	Other	1,590,848	2,275,445
1.01.08.03.01	Interest on Shareholders' Equity Receivable	8,152	21,586
1.01.08.03.02	Derivatives	525,763	129,387
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	81,177	78,801
1.01.08.03.05	Other	793,576	699,397
1.01.08.03.06	Restricted Cash	182,180	1,346,274
1.02	Non-current Assets	23,501,650	21,207,965
1.02.01	Non-current Assets	5,272,313	5,095,410
1.02.01.01	Financial Investments Evaluated at Fair Value	265,640	385,700
1.02.01.01.02	Available for Sale	265,640	385,700
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	75,071	70,338
1.02.01.02.01	Held to Maturity	75,071	70,338
1.02.01.03	Trade Accounts Receivable	206,610	234,914
1.02.01.03.01	Trade Accounts Receivable	14,885	4,133
1.02.01.03.02	Other Receivables	191,725	230,781
1.02.01.05	Biological Assets	843,975	761,022
1.02.01.06	Deferred Taxes	1,160,625	1,255,976
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,160,625	1,255,976
1.02.01.09	Other Non-current Assets	2,720,392	2,387,460
1.02.01.09.03	Judicial Deposits	829,024	732,106
1.02.01.09.04	Recoverable Taxes	1,252,774	968,705
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	52,177	74,164
1.02.01.09.07	Restricted Cash	459,898	479,828
1.02.01.09.08	Other	126,519	132,657
1.02.02	Investments	75,361	185,892
1.02.02.01	Investments	75,361	185,892
1.02.02.01.01	Equity in Associates	73,989	184,416
1.02.02.01.04	Other	1,372	1,476
1.02.03	Property, Plant and Equipment, Net	11,526,050	10,915,752
1.02.03.01	Property, Plant and Equipment in Operation	10,419,863	10,005,274
1.02.03.02	Property, Plant and Equipment Leased	129,393	120,696
1.02.03.03	Property, Plant and Equipment in Progress	976,794	789,782
1.02.04	Intangible	6,627,926	5,010,911
1.02.04.01	Intangible	6,627,926	5,010,911
1.02.04.01.02	Software	172,257	180,292
1.02.04.01.03	Trademarks	1,314,695	1,372,018
1.02.04.01.04	Other	503,731	658,515
1.02.04.01.05	Goodwill	4,601,489	2,778,102
1.02.04.01.06	Software Leased	35,754	21,984

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
2	Total Liabilities	41,554,896	40,388,014
2.01	Current Liabilities	13,035,368	11,621,113
2.01.01	Social and Labor Obligations	255,245	159,189
2.01.01.01	Social Obligations	140,705	29,382
2.01.01.02	Labor Obligations	114,540	129,807
2.01.02	Trade Accounts Payable	6,090,270	5,919,587
2.01.02.01	Domestic Suppliers	4,105,341	3,933,757
2.01.02.01.01	Domestic Suppliers	3,780,034	3,248,160
2.01.02.01.02	Supply Chain Finance	325,307	685,597
2.01.02.02	Foreign Suppliers	1,984,929	1,985,830
2.01.02.02.01	Foreign Suppliers	1,566,610	1,496,833
2.01.02.02.02	Supply Chain Finance	418,319	488,997
2.01.03	Tax Obligations	535,080	353,278
2.01.03.01	Federal Tax Obligations	264,371	177,911
2.01.03.01.01	Income Tax and Social Contribution Payable	142,393	80,692
2.01.03.01.02	Other Federal	121,978	97,219
2.01.03.02	State Tax Obligations	267,709	172,497
2.01.03.03	Municipal Tax Obligations	3,000	2,870
2.01.04	Short Term Debts	3,748,265	2,628,179
2.01.04.01	Short Term Debts	3,748,265	2,628,179
2.01.04.01.01	Local Currency	1,549,513	1,462,046
2.01.04.01.02	Foreign Currency	2,198,752	1,166,133
2.01.05	Other Obligations	1,647,978	1,943,481
2.01.05.02	Other	1,647,978	1,943,481
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	438,763	518,450
2.01.05.02.04	Derivatives	892,201	666,602
2.01.05.02.05	Management and Employees Profit Sharing	10,025	296,292
2.01.05.02.08	Other Obligations	306,989	462,137
2.01.06	Provisions	758,530	617,399
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	274,756	231,389
2.01.06.01.01	Tax Risk Provisions	84,335	49,228
2.01.06.01.02	Social Security and Labor Risk Provisions	164,872	159,528
2.01.06.01.04	Civil Risk Provisions	25,549	22,633
2.01.06.02	Other Provisons	483,774	386,010
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	416,510	318,746
2.01.06.02.05	Employee Benefits Provisions	67,264	67,264
2.02	Non-current Liabilities	15,658,276	14,931,048
2.02.01	Long-term Debt	13,211,572	12,551,104
2.02.01.01	Long-term Debt	13,211,572	12,551,104
2.02.01.01.01	Local Currency	5,365,421	2,357,579
2.02.01.01.02	Foreign Currency	7,846,151	10,193,525
2.02.02	Other Obligations	971,650	985,384
2.02.02.02	Other	971,650	985,384
2.02.02.02.06	Other Obligations	971,650	985,384
2.02.03	Deferred Taxes	176,141	188,320
2.02.03.01	Deferred Income Tax and Social Contribution	176,141	188,320
2.02.04	Provisions	1,298,913	1,206,240
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	1,047,498	974,460
2.02.04.01.01	Tax Risk Provisions	191,456	191,268
2.02.04.01.02	Social Security and Labor Risk Provisions	272,754	217,495
2.02.04.01.04	Civil Risk Provision	62,298	43,068
2.02.04.01.05	Contingent Liabilities	520,990	522,629
2.02.04.02	Other Provisons	251,415	231,780
2.02.04.02.04	Employee Benefits Provisions	251,415	231,780

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 06.30.16	Previous Year 12.31.15
2.03	Shareholders' Equity	12,861,252	13,835,853
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(709,685)	(3,940,955)
2.03.02.01	Goodwill on the Shares Issuance	166,192	174,014
2.03.02.04	Granted Options	194,613	160,323
2.03.02.05	Treasury Shares	(723,856)	(3,947,933)
2.03.02.07	Gain on Disposal of Shares	(58,334)	(39,059)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Shareholders	(240,883)	(240,883)
2.03.04	Profit Reserves	1,754,636	6,076,775
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	646,601	5,019,408
2.03.04.07	Tax Incentives Reserve	567,858	517,190
2.03.05	Accumulated Earnings / Loss	19,000	-
2.03.08	Other Comprehensive Income	(965,706)	(1,079,514)
2.03.08.01	Derivative Financial Instruments	(297,028)	(1,123,196)
2.03.08.02	Financial Instrument (Available for Sale)	(73,052)	(8,466)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(623,030)	32,277
2.03.08.04	Actuarial Losses	27,404	19,871
2.03.09	Non-controlling Interest	302,536	319,076

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 04.01.16 to 06.30.16	Accumulated Current Year 01.01.16 to 06.30.16	Previous Quarter 04.01.15 to 06.30.15	Accumulated Previous Year 01.01.15 to 06.30.15
3.01	Net Sales	8,514,568	16,634,898	7,912,531	14,960,876
3.02	Cost of Goods Sold	(6,596,310)	(12,685,915)	(5,387,933)	(10,272,597)
3.03	Gross Profit	1,918,258	3,948,983	2,524,598	4,688,279
3.04	Operating (Expenses) Income	(1,389,484)	(2,765,181)	(1,466,783)	(2,989,558)
3.04.01	Selling	(1,230,100)	(2,437,720)	(1,154,360)	(2,237,959)
3.04.02	General and Administrative	(142,265)	(276,060)	(114,876)	(222,417)
3.04.04	Other Operating Income	89,331	135,882	30,101	45,109
3.04.05	Other Operating Expenses	(111,035)	(204,009)	(219,216)	(507,215)
3.04.06	Income from Associates and Joint Ventures	4,585	16,726	(8,432)	(67,076)
3.05	Income Before Financial and Tax Results	528,774	1,183,802	1,057,815	1,698,721
3.06	Financial Results	(503,692)	(1,107,982)	(656,626)	(764,171)
3.06.01	Financial Income	834,378	1,787,449	(345,295)	1,531,382
3.06.02	Financial Expenses	(1,338,070)	(2,895,431)	(311,331)	(2,295,553)
3.07	Income Before Taxes	25,082	75,820	401,189	934,550
3.08	Income and Social Contribution	(7,964)	(17,279)	(28,682)	(100,368)
3.08.01	Current	(168,037)	(277,514)	661	(9,744)
3.08.02	Deferred	160,073	260,235	(29,343)	(90,624)
3.09	Net Income from Continued Operations	17,118	58,541	372,507	834,182
3.10	Net Income from Discontinued Operations	-	-	(10,051)	(7,072)
3.10.01	Net Income/Loss of Discontinued Operations, Net	-	-	(10,051)	(7,072)
3.11	Net Income	17,118	58,541	362,456	827,110
3.11.01	Attributable to: Controlling Shareholders	30,606	69,668	354,407	819,013
3.11.02	Attributable to: Non-controlling Interest	(13,488)	(11,127)	8,049	8,097
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.02127	0.07274	0.42501	0.96985
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.02127	0.07273	0.42468	0.96909

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 04.01.16 to 06.30.16	Accumulated Current Year 01.01.16 to 06.30.16	Previous Quarter 04.01.15 to 06.30.15	Accumulated Previous Year 01.01.15 to 06.30.15
4.01	Net Income	17,118	58,541	362,456	827,110
4.02	Other Comprehensive Income	(92,738)	113,808	191,100	(52,068)
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(360,601)	(655,307)	(39,490)	111,268
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(55,715)	(104,598)	1,699	18,223
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	21,016	40,012	(102)	(67)
4.02.04	Unrealized gains (losses) on cash flow hedge	451,813	1,250,347	334,712	(289,803)
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	(153,015)	(424,179)	(110,206)	99,337
4.02.06	Actuarial gains (losses) on pension and post-employment plans	5,705	11,415	6,798	13,596
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(1,941)	(3,882)	(2,311)	(4,622)
4.03	Comprehensive Income	(75,620)	172,349	553,556	775,042
4.03.01	Attributable to: BRF Shareholders	(62,132)	183,476	545,507	766,945
4.03.02	Attributable to: Non-Controlling Shareholders	(13,488)	(11,127)	8,049	8,097

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 06.30.16	Accumulated Previous Year 01.01.15 to 06.30.15
6.01	Net Cash Provided by Operating Activities	(36,393)	2,249,160
6.01.01	Cash from Operations	(157,936)	3,039,965
6.01.01.01	Net Income for the Period	69,668	826,085
6.01.01.02	Non-controlling Interest	(11,127)	8,097
6.01.01.03	Depreciation and Amortization	455,021	374,853
6.01.01.04	Depreciation and Depletion of Biological Assets	318,737	265,601
6.01.01.05	Results on Disposals of Property, Plant and Equipments	8,413	15,399
6.01.01.06	Gain on the Acquisition of Equity Interest	(58,812)	-
6.01.01.07	Deferred Income Tax	(260,235)	90,624
6.01.01.08	Provision for Tax, Civil and Labor Risks	134,602	40,786
6.01.01.09	Other Provisions	(28,254)	230,912
6.01.01.10	Interest and Exchange Rate Variations	(769,223)	1,120,532
6.01.01.11	Equity Pick-Up	(16,726)	67,076
6.01.02	Changes in Operating Assets and Liabilities	121,543	(783,072)
6.01.02.01	Trade Accounts Receivable	947,681	112,321
6.01.02.02	Inventories	(355,414)	(495,109)
6.01.02.03	Trade Accounts Payable	316,669	705,055
6.01.02.04	Supply Chain Finance	(430,968)	-
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(129,136)	(81,394)
6.01.02.06	Others Rights and Obligations	(542,304)	(35,197)
6.01.02.07	Investment in Held for Trading Securities	(611,720)	(154,384)
6.01.02.08	Redemption of Held for Trading Securities	610,902	163,467
6.01.02.11	Other Financial Assets and Liabilities	1,079,563	(523,729)
6.01.02.12	Payment of Interest	(470,895)	(369,409)
6.01.02.13	Payment of Income Tax and Social Contribution	(2,073)	(3,917)
6.01.02.14	Interest on Shareholders' Equity Received	11,618	14,834
6.01.02.15	Biological Assets - Current	(298,807)	(115,610)
6.01.02.16	Interest Received	(3,573)	-
6.01.03	Other	-	(7,733)
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	-	2,420
6.01.03.02	Cash and Cash Equivalents from Discontinued Operations	-	(10,153)
6.02	Net Cash Provided by Investing Activities	(2,851,492)	(885,586)
6.02.03	Investment in Available for Sale Securities	-	(1,100)
6.02.04	Redemptions of Available for Sale Securities	-	72,742
6.02.05	Redemptions of Restricted Cash (Investments)	1,184,024	(11,934)
6.02.06	Additions to Property, Plant and Equipment	(922,465)	(579,359)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	79,666	82,348
6.02.09	Additions to Intangible	(50,031)	(24,411)
6.02.10	Additions to Biological Assets - Non-current	(380,083)	(276,531)
6.02.11	Investments in Associates and Joint Venturies	(630)	(60,749)
6.02.12	Business Combination, net of cash	(2,761,973)	(74,287)
6.02.17	Net Cash Applied in Investing Activities from Discontinued Operations	-	(12,305)
6.03	Net Cash Provided by Financing Activities	2,555,753	(3,188,082)
6.03.01	Proceeds from Debt Issuance	5,019,228	3,197,716
6.03.02	Payment of Debt	(1,261,641)	(4,657,612)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(663,051)	(463,254)
6.03.06	Treasury Shares Acquisition	(543,258)	(1,292,293)
6.03.07	Treasury Shares Disposal	4,475	27,361
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(399,849)	452,655
6.05	Decrease (Increase) in Cash and Cash Equivalents	(731,981)	(1,371,853)
6.05.01	At the Beginning of the Period	5,362,890	6,006,942
6.05.02	At the End of the Period	4,630,909	4,635,089

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.04	Share-based Payments	-	3,231,270	(4,372,807)	-	-	(1,141,537)	(5,413)	(1,146,950)
5.04.03	Options Granted	-	34,290	-	-	-	34,290	-	34,290
5.04.04	Treasury Shares Acquired	-	(543,258)	-	-	-	(543,258)	-	(543,258)
5.04.05	Treasury Shares Sold	-	5,953	-	-	-	5,953	-	5,953
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)	-	(98,210)
5.04.07	Interest on Shareholders' Equity	-	-	(513,215)	-	-	(513,215)	-	(513,215)
5.04.08	Gain on Disposal of Shares	-	(1,478)	-	-	-	(1,478)	-	(1,478)
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-	-	-
5.04.10	Valuation of Shares	-	(7,822)	-	-	-	(7,822)	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	(5,413)	(5,413)
5.05	Total Comprehensive Income	-	-	-	69,668	113,808	183,476	(11,127)	172,349
5.05.01	Net Income for the Period	-	-	-	69,668	-	69,668	(11,127)	58,541
5.05.02	Other Comprehensive Income	-	-	-	-	113,808	113,808	-	113,808
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	1,250,347	1,250,347	-	1,250,347
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(424,179)	(424,179)	-	(424,179)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(104,598)	(104,598)	-	(104,598)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	40,012	40,012	-	40,012
5.05.02.08	Actuarial Gains on Pension and Post-employment Plans	-	-	-	-	7,533	7,533	-	7,533
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(655,307)	(655,307)	-	(655,307)
5.06	Statements of Changes in Shareholders' Equity	-	-	50,668	(50,668)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	50,668	(50,668)	-	-	-	-
5.07	Balance at June 30, 2016	12,460,471	(709,685)	1,754,636	19,000	(965,706)	12,558,716	302,536	12,861,252

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 06/30/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.04	Share-based Payments	-	(1,403,152)	-	(425,859)	-	(1,829,011)	161,281	(1,667,730)
5.04.03	Options Granted	-	9,633	-	-	-	9,633	-	9,633
5.04.04	Treasury Shares Acquired	-	(1,292,293)	-	-	-	(1,292,293)	-	(1,292,293)
5.04.05	Treasury Shares Sold	-	40,096	-	-	-	40,096	-	40,096
5.04.07	Interest on Shareholders' Equity	-	-	-	(425,859)	-	(425,859)	-	(425,859)
5.04.08	Gain on Disposal of Shares	-	(12,735)	-	-	-	(12,735)	-	(12,735)
5.04.10	Valuation of shares	-	111,248	-	-	-	111,248	-	111,248
5.04.12	Acquisition of Non-Controlling Entities	-	(259,101)	-	-	-	(259,101)	-	(259,101)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	161,281	161,281
5.05	Total Comprehensive Income	-	-	-	819,013	(52,068)	766,945	8,097	775,042
5.05.01	Net Income for the Period	-	-	-	819,013	-	819,013	8,097	827,110
5.05.02	Other Comprehensive Income	-	-	-	-	(52,068)	(52,068)	-	(52,068)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(289,803)	(289,803)	-	(289,803)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	99,337	99,337	-	99,337
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	18,223	18,223	-	18,223
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	(67)	(67)	-	(67)
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	8,974	8,974	-	8,974
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	111,268	111,268	-	111,268
5.06	Statements of Changes in Shareholders' Equity	-	-	54,087	(54,087)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	54,087	(54,087)	-	-	-	-
5.07	Balance at June 30, 2015	12,460,471	(1,598,580)	3,999,912	339,067	(672,459)	14,528,411	268,844	14,797,255

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 06/30/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.16 to 06.30.16	Accumulated Previous Year 01.01.15 to 06.30.15
7.01	Revenues	18,995,955	16,641,627
7.01.01	Sales of Goods, Products and Services	18,153,527	16,449,234
7.01.02	Other Income	(45,935)	(265,317)
7.01.03	Revenue Related to Construction of Own Assets	848,647	524,093
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	39,716	(66,383)
7.02	Raw Material Acquired from Third Parties	(12,787,087)	(10,139,816)
7.02.01	Costs of Products and Goods Sold	(10,191,445)	(8,113,028)
7.02.02	Materials, Energy, Third Parties Services and Other	(2,587,521)	(2,024,057)
7.02.03	Recovery of Assets Values	(8,121)	(2,731)
7.03	Gross Added Value	6,208,868	6,501,811
7.04	Retentions	(773,758)	(640,454)
7.04.01	Depreciation, Amortization and Exhaustion	(773,758)	(640,454)
7.05	Net Added Value	5,435,110	5,861,357
7.06	Received from Third Parties	1,804,791	1,464,967
7.06.01	Equity Pick-Up	16,726	(67,076)
7.06.02	Financial Income	1,787,449	1,531,382
7.06.03	Other	616	661
7.07	Added Value to be Distributed	7,239,901	7,326,324
7.08	Distribution of Added Value	7,239,901	7,326,324
7.08.01	Payroll	2,349,614	2,210,388
7.08.01.01	Salaries	1,810,074	1,734,228
7.08.01.02	Benefits	430,102	373,754
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	109,438	102,406
7.08.02	Taxes, Fees and Contributions	1,748,946	1,823,403
7.08.02.01	Federal	942,210	1,023,969
7.08.02.02	State	784,722	779,562
7.08.02.03	Municipal	22,014	19,872
7.08.03	Capital Remuneration from Third Parties	3,082,800	2,458,351
7.08.03.01	Interests	2,914,313	2,305,115
7.08.03.02	Rents	168,487	153,236
7.08.04	Interest on Own Capital	58,541	834,182
7.08.04.01	Interest on Shareholders' Equity	513,215	425,859
7.08.04.02	Dividends	98,210	-
7.08.04.03	Retained Earnings	(541,757)	400,226
7.08.04.04	Non-Controlling Interest	(11,127)	8,097

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2016 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A. (“BRF”) and its consolidated subsidiaries (collectively the “Company”) it is a multinational Brazilian company, owns a comprehensive and diverse portfolio of products, which globally acts as one of the world's largest producers of foods. With a focus on raising, producing and slaughtering of poultry and pork for processing, production and sale of fresh meat, processed products, pasta, sauce, mayonnaise, frozen vegetables and soybean by-products, among which the following are highlighted:

•                Whole chickens and frozen cuts of chicken, turkey and pork;

•                Ham products, bologna, sausages, frankfurters and other smoked products;

•                Hamburgers, breaded meat products and meatballs;

•                Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•                Margarine, sauces and mayonnaise; and

•                Soy meal and refined soy flour, as well as animal feed.

BRF is a public company, listed on the New Market of Brazilian Securities, Commodities & Futures Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarters are located at 475, Rua Jorge Tzachel in the City of Itajaí, State of Santa Catarina.

Our portfolio strategy is focused on creating new, convenient, practical and healthy products for our consumers based on their needs. We seek to achieve that goal through strong innovation to provide us with increasing value-added items that will differentiate us from our competitors and strengthen our brands.

The Company's business model is by means of a vertical and integrated production system, which are distributed through an extensive distribution network, reaching the 5 continents, to meet the supermarkets, retail stores, wholesalers, restaurants and other institutional customers. In addition, our facilities are strategically located near to their raw material suppliers or its main consumption centers.

The Company has as main brands Sadia, Perdigão, Qualy, Chester®, Perdix and Paty that are highly recognized, especially in Brazil, Argentina and the Middle East.

Since 2016, Company´s activities were organizes into 7 operating segments, due to the importance and growth potential of Africa region, which now has the same autonomy and organizational structure of other regions. Thus, the segments have presented as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North of Africa (“MENA”), Asia, Africa and Other Segments (note 5).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.1.        Interest in subsidiaries

						% equity interest
Entity		Main activity	Country	Participation	Accounting method	06.30.16	12.31.15

Avipal Centro-Oeste S.A.	(a)	Industrialization and commercialization of milk	Brazil	Direct	Consolidated	100.00%	100.00%
BRF GmbH		Holding	Austria	Direct	Consolidated	100.00%	100.00%
Al Khan Foodstuff LLC ("AKF")	(k)	Import, commercialization and distribution of products	Oman	Indirect	Consolidated	70.00%	40.00%
Al-Wafi Food Products Factory LLC	(l)	Industrialization and commercialization of products	United Arab Emirates	Indirect	Consolidated	49.00%	49.00%
Alimentos Calchaquí Productos 7 S.A.	(i)	Industrialization and commercialization of products	Argentina	Indirect	Consolidated	95.00%	-
Badi Ltd.		Holding	United Arab Emirates	Indirect	Consolidated	100.00%	100.00%
Al-Wafi Al-Takamol International for Foods Products		Import and commercialization of products	Saudi Arabia	Indirect	Consolidated	75.00%	75.00%
BRF Al Yasra Food K.S.C.C. ("BRF AFC")		Import, commercialization and distribution of products	Kuwait	Indirect	Consolidated	75.00%	75.00%
BRF Foods GmbH		Industralization, import and commercialization of products	Austria	Indirect	Consolidated	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	Consolidated	90.00%	90.00%
BRF France SARL		Marketing and logistics services	France	Indirect	Consolidated	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	Consolidated	99.00%	99.00%
BRF Global Company South Africa Proprietary Ltd.		Import and commercialization of products	South Africa	Indirect	Consolidated	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	Consolidated	1.00%	1.00%
BRF Global GmbH	(b)	Holding and trading	Austria	Indirect	Consolidated	100.00%	100.00%
Qualy 5201 B.V.	(b)	Import, commercialization of products and holding	The Netherlands	Indirect	Consolidated	100.00%	100.00%
Xamol Consultores Serviços Ltda.		Import and commercialization of products	Portugal	Indirect	Consolidated	100.00%	100.00%
BRF Japan KK		Marketing and logistics services	Japan	Indirect	Consolidated	100.00%	100.00%
BRF Korea LLC		Marketing and logistics services	Korea	Indirect	Consolidated	100.00%	100.00%
BRF Malaysia Sdn Bhd	(j)	Marketing and logistics services	Malaysia	Indireta	Consolidated	100.00%	-
BRF Shanghai Management Consulting Co. Ltd.		Advisory and related services	China	Indirect	Consolidated	100.00%	100.00%
BRF Shanghai Trading Co. Ltd.		Commercialization and distribution of products	China	Indirect	Consolidated	100.00%	100.00%
BRF Singapore PTE Ltd.		Marketing and logistics services	Singapore	Indirect	Consolidated	100.00%	100.00%
BRF Germany GmbH		Import and commercialization of products	Germany	Indirect	Consolidated	100.00%	100.00%
BRF Holland B.V.		Import and commercialization of products	The Netherlands	Indirect	Consolidated	100.00%	100.00%
Alimentos Calchaqui Productos S.A.	(i)	Industrialization and commercialization of products	Argentina	Indirect	Consolidated	5.00%	-
BRF B.V.		Industrialization, import and commercialization of products	The Netherlands	Indirect	Consolidated	100.00%	100.00%
BRF Hungary LLC		Import and commercialization of products	Hungary	Indirect	Consolidated	100.00%	100.00%
BRF Iberia Alimentos SL		Import and commercialization of products	Spain	Indirect	Consolidated	100.00%	100.00%
BRF Invicta Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	62.00%	62.00%
Invicta Food Products Ltd.		Import and commercialization of products	England	Indirect	Consolidated	100.00%	100.00%
BRF Wrexham Ltd.		Industrialization, import and commercialization of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Food Group Ltd.	(b)	Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Foods Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Foodservice Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Universal Meats (UK) Ltd.	(b) (e)	Import, Industrialization, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	-
BRF Italia SPA		Import and commercialization of products	Italy	Indirect	Consolidated	67.00%	67.00%
Compañía Paraguaya Comercial S.A.	(f)	Import and commercialization of products	Paraguay	Indirect	Consolidated	99.00%	-
Eclipse Holding Cöoperatief U.A.	(h)	Holding	Argentina	Indirect	Consolidated	50.00%	-
Buenos Aires Fortune S.A.	(h)	Holding	Argentina	Indirect	Consolidated	5.00%	-
Cabaña San Nestor S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	43.33%	-
Eporpan S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	13.32%	-
Campo Austral S.A.	(h)	Industrialization and commercialization of products	Argentina	Indirect	Consolidated	65.50%	-
Degesa Argentina S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	4.99%	-
Itega S.A.	(h)	Holding	Argentina	Indirect	Consolidated	96.00%	-
Porcinos Cordobeses S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	51.04%	-
Eclipse Latam Holdings	(h)	Holding	Argentina	Indirect	Consolidated	100.00%	-
Buenos Aires Fortune S.A.	(h)	Holding	Argentina	Indirect	Consolidated	95.00%	-
Cabaña San Nestor S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	2.76%	-
Campo Austral S.A.	(h)	Industrialization and commercialization of products	Argentina	Indirect	Consolidated	34.50%	-
Degesa Argentina S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	95.01%	-
Eporpan S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	51.07%	-
Hibridos Argentinos S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	95.00%	-
Indústria Frigorífico Expork S.A.	(h)	Slaughtering	Argentina	Indirect	Consolidated	78.52%	-
Itega S.A.	(h)	Holding	Argentina	Indirect	Consolidated	4.00%	-
Porcinos Cordobeses S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	14.34%	-
Porcinos Cordobeses S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	5.88%	-
Eporpan S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	35.61%	-
Cabaña San Nestor S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	53.91%	-
Hibridos Argentinos S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	5.00%	-
Porcinos Cordobeses S.A.	(h)	Rearing and fattening of porks	Argentina	Indirect	Consolidated	28.74%	-
Indústria Frigorífico Expork S.A.	(h)	Slaughtering	Argentina	Indirect	Consolidated	21.48%	-
Federal Foods LLC	(c)	Import, commercialization and distribution of products	United Arab Emirates	Indirect	Consolidated	49.00%	49.00%
Federal Foods Omã	(a)	Import, commercialization and distribution of products	Oman	Indirect	Consolidated	49.00%	49.00%
Federal Foods Qatar		Import, commercialization and distribution of products	Qatar	Indirect	Consolidated	49.00%	49.00%
Golden Foods Poultry Limited	(d)	Holding	Thailand	Indirect	Consolidated	48.52%	-
Golden Poultry Siam Limited	(d)	Holding	Thailand	Indirect	Consolidated	51.84%	-
Golden Poultry Siam Limited	(d)	Holding	Thailand	Indirect	Consolidated	48.16%	-
BRF Thailand Limited	(d)	Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	-
BRF Feed Thailand Limited	(d)	Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	-
Golden Foods Sales (Europe) Limited	(d)	Holding e trading	Thailand	Indirect	Consolidated	100.00%	-
Golden Quality Foods Europe BV	(d)	Import, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	-
Golden Quality Foods Netherlands BV	(d)	Import, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	-
Golden Foods Siam Europe Limited	(b) (d)	Import, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	-
Perdigão Europe Lda.		Import and commercialization of products	Portugal	Indirect	Consolidated	100.00%	100.00%
Perdigão International Ltd.		Import and commercialization of products	Cayman Island	Indirect	Consolidated	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	Indirect	Consolidated	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	Indirect	Consolidated	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	Consolidated	40.00%	40.00%
Sadia Foods GmbH	(a)	Import and commercialization of products	Germany	Indirect	Consolidated	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	Consolidated	10.00%	10.00%
SATS BRF Food PTE Ltd.		Import, industrialization, commercialization and distribution of products	Singapore	Joint venture	Equity pick-up	49.00%	49.00%
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	Indirect	Consolidated	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.	(a)	Industrialization and commercializations of dairy products	Argentina	Direct	Consolidated	98.26%	98.26%
K&S Alimentos S.A.	(g)	Industrialization and commercialization of products	Brazil	Affiliate	Consolidated	100.00%	49.00%
PP-BIO Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	Equity pick-up	33.33%	33.33%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Direct	Consolidated	99.99%	99.99%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	Consolidated	99.99%	99.99%
PR-SAD Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	Equity pick-up	33.33%	33.33%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

% equity interest
Entity	Main activity	Country	Participation	Accounting method	06.30.16	12.31.15
Quickfood S.A.		Industrialization and commercialization of products	Argentina	Direct	Consolidated	90.05%	90.05%
Sadia Alimentos S.A.		Holding	Argentina	Direct	Consolidated	43.10%	43.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	33.98%	33.98%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	Direct	Consolidated	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	Consolidated	60.00%	60.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Indirect	Consolidated	5.10%	5.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	66.02%	66.02%
Compañía Paraguaya Comercial S.A.	(f)	Import and commercialization of products	Paraguay	Indirect	Consolidated	1.00%	-
Sadia Alimentos S.A.		Holding	Argentina	Indirect	Consolidated	56.90%	56.90%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	Direct	Consolidated	100.00%	100.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Direct	Consolidated	94.90%	94.90%
UP Alimentos Ltda.		Industrialization and commercialization of products	Brazil	Affiliate	Equity pick-up	50.00%	50.00%
Vip S.A. Emp. Part. Imobiliárias		Commercialization of owned real state	Brazil	Direct	Consolidated	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.	(a)	Industrialization and commercialization of dairy products	Argentina	Indirect	Consolidated	1.74%	1.74%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Indirect	Consolidated	0.01%	0.01%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	Consolidated	0.01%	0.01%

(a)       Dormant subsidiaries.

(b)       The wholly-owned subsidiary BRF Global GmbH started to operate as a trading in the European market as from May 1, 2013. In addition, it owns 101 direct subsidiaries in Madeira, Portugal, with an investment of R$8,070 as of March 31, 2016 (R$4,046 as of December 31, 2015) and a direct subsidiary in Den Bosch, The Netherlands, denominated Qualy 20 with an investment of R$7,987 as of March 31, 2016 (R$8,162 as of December 31, 2015). The wholly-owned subsidiary Qualy 5201 B.V. owns 212 subsidiaries in The Netherlands being the amount of this investment of R$26,864 as of March 31, 2016 (R$22,258 as of December 31, 2015). The indirect subsidiary Invicta Food Group Ltd. owns 120 direct subsidiaries in Ashford, England, with an investment of R$141,705 as of March 31, 2016 (R$161,197 as of December 31, 2015). The indirect subsidiary Universal Meats (UK) Ltd. owns 99 direct subsidiaries in Ashford, England. The indirect subsidiary Golden Foods Siam Europe Ltd. (GFE) owns 32 direct subsidiaries in London, England. The purpose of these 2 subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey meat import quotas.

(c)       The company owns 49% of equity interest with rights for 60% of the dividends, permitted by the Federal Law 8/1984, which is effective in the United Arab Emirates and according to the shareholder’s agreement, as well as 100% of the economic rights resulting in the consolidation of this wholly owned subsidiary.

(d)       On January 26, 2016 acquisition of 48.52% of equity interest in Golden Foods Poultry Limited and 48.16% of equity interest in Golden Poultry Siam Limited. The company, according to the shareholder’s agreement, owns substantial part of the economic rights of such entities. In addition, on January 26, 2016, acquisition of 100% of equity interest in Golden Foods Sales (Europe) Limited and Golden Foods Siam Europe Limited.

(e)       On February 01, 2016, acquisition of 100% of equity interest in Universal Meats (UK) Ltd.

(f)        On February 25, 2016, acquisition of 100% of equity interest in Compañía Paraguaya Comercial S.A.

(g)       On March, 18, 2016, the Company acquired the remaining equity interest and thus holds 100% of equity interest in K&S Alimentos S.A.

(h)       On April 13, 2016, acquisition of 50% of equity interest in Eclipse Holding Cöoperatief UA and its subsidiaries.

(i)        On May 10, 2016, acquisition of 100% of equity interest in Alimentos Calchaquí Productos 7 S.A..

(j)        On June 10, 2016, establishment of BRF Malaysia Snd Bhd with 100% of equity interest.

(k)       On June 20, 2016, acquisition of 30% of equity interest, becoming the holder of 70% of equity interest with rights for 99% of the dividends, permitted by the Federal Law, which is effective in the Sultanate of Oman and according to the shareholder’s agreement, as well as 100% of the economic rights resulting in the consolidation of this wholly owned subsidiary.

(l)        The company owns 49% of equity interest with rights for 90% of the dividends, permitted by the Federal Law 8/1984, which is effective in the United Arab Emirates and according to the shareholder’s agreement, as well as 100% of the economic rights resulting in the consolidation of this wholly owned subsidiary.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.2.        Step acquisition – Al Khan Foodstuff LLC. (“AKF”)

On July 03, 14, BRF acquired 40% of equity interest of AKF, classifying the investment as a joint venture.

On June 20, 2016, the Company concluded the acquisition of the control of AKF, becoming the beneficiary of 99% of its economic interest. The acquisition of the additional 59% of economic interest in AKF totaled US$32,584 (equivalent to R$110,271) (note 6.1.3).

1.3.        Business combination with Alimentos Calchaquí Productos 7 S.A. (“Calchaquí”)

On March 22, 2016, BRF signed, through its wholly owned subsidiaries BRF GmbH and BRF Holland B.V., an agreement for the acquisition of the total shares issued by Calchaquí (“transaction”), a traditional Argentine entity, reference in the region´s cold cuts market, and owner of leading brands such as Calchaquí and Bocatti.

The transaction was concluded in the amount of US$104,700 (equivalent to R$364,112) (note 6.1.2).

1.4.        Shares purchase agreement with Globosuínos Agropecuária S.A. (“Globosuínos”)

On April 08, 2016, BRF announced to the Market that it has signed an agreement for the acquisition of the total shares of a limited company to be constituted by Globosuínos (“transaction”), which, on the transaction closing date, will hold certain assets currently held by Globosuínos.

Subject to the satisfaction of the conditions precedent set forth in the agreement, which includes the approval from the Administrative Council for Economic Defense – CADE, the parties will execute the documents providing for the acquisition in the total amount of R$20,200.

1.5.        Step acquisition – Eclipse Holding Cöoperatief UA S.A. (“Eclipse”)

On April 14, 2016 the conditions precedent were fulfilled, and BRF concluded the first step of the transaction, acquiring 50% of equity interest in the amount of US$39,747 (equivalent to R$139,614), paid in cash (note 6.1.1).

1.6.        Seasonality

In Brazil and LATAM operating segments, in November and December, the Company is impacted by seasonality due Christmas and New Year Celebrations, being the best-selling products in this period: turkey, Chester, ham and pork loins.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

In MENA operating segment, seasonality is due to Ramadan, which is the holy month of the Muslim calendar. The start of Ramadan depends on the beginning of the moon cycle and therefore can vary each year.

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF QUARTELY FINANCIAL STATEMENTS

The Company’s individual and consolidated quarterly financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and interpretation issued by the International Financial Reporting Interpretations Committee (“IFRIC”), implemented in Brazil through Brazilian Accounting Pronouncements Committee (“CPC”) and its technical interpretations (“ICPC”) and guidelines (“OCPC”), approved by the Brazilian Securities Exchange Commission (“CVM”).

The Company’s individual and consolidated quarterly financial statements are expressed in millions of Brazilian Reais (“R$”), as well as the amounts of other currencies disclosed, when applicable, were also expressed in thousands.

The preparation of the Company’s individual and consolidated quarterly financial statements requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities as of the reporting date. However, the uncertainty inherent to these judgments, assumptions and estimates could result in material adjustments to the carrying amounts of the affected assets and liabilities in future periods.

The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated financial statements were prepared on the historical cost except for the following items which are measured at fair value:

(i)     derivative and non-derivative financial instruments measured at fair value;

(ii)    available for sale financial assets at fair value;

(iii)   marketable securities classified as cash and cash equivalents measured at fair value;

(iv)   share-based payments and employee benefits at fair value, and

(v)    biological assets at fair value.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

3.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The quarterly financial information was prepared according to CVM Deliberation Nº 673/11, which establishes the minimum content of interim financial statement and the principles for measurement and recognition of a full or condensed set of financial statements for an interim period.

The interim financial statements, in this case denominated as quarterly financial information, aims to provide updated information based on the last annual financial statements disclosed. Therefore, the quarterly financial information focused on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2015 (note 3).

There were no changes of any nature related to such policies and estimates calculation methodology. As allowed by CVM Deliberation Nº 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjunction with the annual financial statements for the year ended December 31, 2015, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

The exchange rates in Brazilian Reais that are effective at the balance sheet dates are as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Exchange rate at the balance sheet date	06.30.16	12.31.15
U.S. Dollar (US$ or USD)	3.2098	3.9048
Euro (€ or EUR)	3.5414	4.2504
Pound Sterling (£ or GBP)	4.2511	5.7881
Argentine Peso ($ or ARS)	0.2148	0.3017
Omani Riyal (OMR)	8.3371	10.1529
Dirham (AED)	0.8740	1.0631
Saudi Riyal (SAR)	0.8564	1.0406
Bath (THB)	0.0913	0.1083
Qatar Riyal (QAR)	0.8815	1.0725
Kwanza (AOA)	0.0195	0.0290

Average rates	06.30.16	06.30.15
U.S. Dollar (US$ or USD)	3.7099	2.9678
Euro (€ or EUR)	4.1371	3.3084
Pound Sterling (£ or GBP)	5.3162	4.5241
Argentine Peso ($ or ARS)	0.2593	0.3364
Omani Riyal (OMR)	9.6437	7.7097
Dirham (AED)	1.0102	0.8080
Saudi Riyal (SAR)	0.9894	0.7912
Bath (THB)	0.1046	0.0901
Qatar Riyal (QAR)	1.0190	0.8152
Kwanza (AOA)	0.0231	0.0274

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.        Overview

In the normal course of its business, the Company is exposed to credit, liquidity and market risks, which are actively managed in conformity to the Financial Risk and Strategic Documents Management Policy (“Risk Policy”) and internal guidelines subject to such policy. The policy and guidelines, as well as the monitoring process, evaluation and approval processes of risk management were disclosed in detail in the financial statements for the year ended December 31, 2015 (note 4) and there were no changes in the six-month period ended June 30, 2016.

a.            Credit risk management

The Company is subject to the credit risk related to trade accounts receivable, financial investments and derivative contracts.

Credit risk associated with trade accounts receivable is actively managed by dedicated team, through specific systems. Furthermore, it should be noted the diversification of the customer portfolio and the concession of credit to customers with good financial and operational conditions. The Company does not usually require collateral for sales to customer, and it has contracted credit insurance policy for specific markets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Credit risk associated with financial investments and derivative contracts is mitigated by the Company’s policy of working with prime institutions.

On June 30, 2016, the Company had financial investments over R$100,000 at the following financial institutions: Banco BNP, Banco Bradesco, Banco do Brasil, Banco Itaú, Banco Santander, Caixa Econômica Federal, Deutsche Bank and Standard Chartered.

The Company also held derivative contracts with the following financial institutions: Banco BNP, Banco Bradesco, Banco do Brasil, Banco HSBC, Banco Itaú, Banco Safra, Banco Santander, Banco Votorantim, Citibank, Deutsche Bank, Ing Bank, Merrill Lynch, Morgan Stanley and Rabobank.

b.            Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events that may affect the Company’s cash flow. Thus, the Company utilizes the following metrics:

•         Cash Flow at Risk (“CFaR”), which aims to statistically estimates the cash flows for the next twelve months and the Company’s liquidity exposure. The Company determined that the minimum cash available should be equivalent mainly to the average monthly billing and EBITDA for the last twelve-month period; and

•         Value at Risk ("VaR") is used for derivative transactions that require payments of periodic adjustments. Currently, the Company holds only BM&F operations with daily adjustments and in order to monitor them, such methodology is utilized, which statistically measures potential maximum adjustments to be paid at intervals of 1 to 21 days.

The Company maintains its leverage levels in order to avoid any impact to its ability to settle commitments and obligations. As a guideline, the majority of the debt should be in long term. On June 30, 2016, the long term debt portion accounted for 77.9% (82.7% as of December 31, 2015) of the total outstanding debt with an average term greater than 5 years.

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	06.30.16
	Book value	Cash flow contracted	Up to 6 months	2017	2018	2019	2020	After 5 years
Non derivative financial liabilities
Loans and financing	8,733,711	16,152,086	2,401,697	4,465,514	3,046,421	5,643,871	574,259	20,324
BRF bonds	6,716,208	11,828,692	176,686	415,817	1,377,067	338,317	338,317	9,182,488
Trade accounts payable	4,472,113	4,472,113	4,472,113	-	-	-	-	-
Supply chain finance	743,626	743,626	743,626	-	-	-	-	-
Financial lease	189,331	291,944	37,494	52,193	40,963	33,599	18,669	109,026
Operational lease	-	389,717	168,439	141,574	43,382	12,328	5,770	18,224

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	178,750	188,851	(2,226)	4,258	186,819	-	-	-
Currency derivatives (options)	35,026	19,102	19,102	-	-	-	-	-
Commodities derivatives (NDF)	3,035	74,756	74,756	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	35,381	33,920	33,920	-	-	-	-	-
Currency derivatives (Future)	2,542	2,542	2,542	-	-	-	-	-
Interest rate and exchange rate derivatives	594,861	493,949	323,267	170,502	180	-	-	-
Commodities derivatives (Future)	3,263	3,263	3,263	-	-	-	-	-

	Consolidated
	06.30.16
	Book value	Cash flow contracted	Up to 6 months	2017	2018	2019	2020	After 5 years
Non derivative financial liabilities
Loans and financing	9,311,598	16,862,147	2,543,936	4,605,155	3,474,602	5,643,871	574,259	20,324
BRF bonds	6,716,208	11,828,692	176,686	415,817	1,377,067	338,317	338,317	9,182,488
BFF bonds	392,559	642,352	18,051	36,101	36,101	36,101	515,998	-
Sadia bonds	364,425	507,333	16,318	491,015	-	-	-	-
Quickfood bonds	175,047	151,041	24,842	37,019	27,413	18,954	42,813	-
Trade accounts payable	5,346,644	5,346,644	5,346,644	-	-	-	-	-
Supply chain finance	743,626	743,626	743,626	-	-	-	-	-
Financial lease	190,805	294,475	38,156	53,065	41,960	33,599	18,669	109,026
Operational lease	-	404,467	172,904	145,484	46,031	14,478	5,770	19,800

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	217,810	233,864	6,045	20,801	206,096	922	-	-
Deliverable forwards contracts	80	80	80	-	-	-	-	-
Currency derivatives (options)	35,026	19,102	19,102	-	-	-	-	-
Commodities derivatives (NDF)	3,035	74,756	74,756	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	35,584	30,899	30,899	-	-	-	-	-
Currency derivatives (Future)	2,542	2,542	2,542	-	-	-	-	-
Interest rate and exchange rate derivatives	594,861	493,949	323,267	170,502	180	-	-	-
Commodities derivatives (Future)	3,263	3,263	3,263	-	-	-	-	-

c.            Interest rate risk management

Interest rate risk is the one the Company incurs in economic losses resulting from changes in these rates, which could affect its assets and liabilities.

The Company’s Risk Policy does not restrict exposure to different interest rates, neither establishes limits for fixed or floating rates. However, the Company continually monitors the market interest rates, in order to evaluate any need to enter into hedging transaction to protect from the exposure to fluctuation of such rates and manage the mismatch

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

between its financial investments and debts. In these transactions the Company enters into contracts that exchange floating rate for fixed rate or vice-versa. Such transactions were designated by the Company as cash flow hedge.

The Company’s indebtedness is essentially tied to the London Interbank Offered rate ("LIBOR"), fixed coupon (“R$ and USD”), Long Term Interest Rate ("TJLP") and Monetary Unit of the Bank National Economic and Social Development ("UMBNDES") rates. In case of adverse changes in the market that result in LIBOR, TJLP and UMBNDES rise, the cost of the floating indebtedness rises and on the other hand, the cost of the fixed indebtedness decreases in relative terms.

With regards to the Company's marketable securities, the main index is the Interbank Deposit Certificate ("CDI") for investments in the domestic market and fixed coupon (“USD”) for investments in the foreign market.

d.            Foreign exchange risk management

Foreign exchange risk is the one related to variations of foreign exchange rates that may cause the Company to incur unexpected losses, leading to a reduction of assets or an increase in liabilities.

The Risk Policy is intended to protect the Company's results from these variations, inorder to:

•         Protect operating revenues and costs that are related to transactions arising from commercial activities, such as estimated exports and purchases of raw materials, utilizing hedging instruments, that is, to protect its future cash flow denominated in foreign currency; and

•         Manage assets and liabilities denominated in foreign currencies in order to protect the balance sheet of the Company, through the use of over-the counter and futures transactions.

The Company’s consolidated financial statements are mainly impacted by the following currencies: U.S. Dollar, Euro, Iene, Pound Sterling, Baht and Argentine Peso.

Assets and liabilities denominated in foreign currency are as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	06.30.16	12.31.15
	Total exposure
Cash and cash equivalents and marketable securities	3,015,506	5,322,907
Trade accounts receivable	2,114,942	2,146,020
Accounts receivable from subsidiaries (unconsolidated)	110,250	250,766
Restricted cash	124,180	1,346,274
Future dollar agreements	272,833	741,912
Dollar purchase agreement (Regular Hedge)	642,960	-
Inventories	-	246
Exchange rate contracts (Swap)	2,426,720	968,780
Loans and financing	(10,044,903)	(11,359,658)
Bonds designated as cash flow hedge	962,940	1,171,440
Export prepayments designated as cash flow hedge	962,940	1,171,440
Trade accounts payable	(1,566,610)	(1,496,833)
Supply chain finance	(418,319)	(488,997)
Other assets and liabilities, net	165,626	(232,146)
	(1,230,935)	(457,849)

Foreign exchange exposure (in US$) liabilities	(383,493)	(117,253)

Foreign exchange exposure impacting the statement of income (in US$) liabilities	(202,439)	(39,776)
Foreign exchange exposure included in other comprehensive income (in US$) liabiities	(181,054)	(77,477)

Foreign exchange exposure (in US$) liabilities	(383,493)	(117,253)

The Company's net foreign exchange exposure as of June 30, 2016 is within the limit set by the Company's Risk Policy.

e.            Commodity price risk management

In the normal course of its operations, the Company purchases commodities, mainly corn, soymeal, oil and live hogs, which are some of the individual components of production cost.

Corn, soymeal and oil prices are subject to volatility resulting from weather conditions, crop yield, transportation and storage costs, government’s agricultural policy, foreign exchange rates and the prices of these commodities on the international market, among others factors. The prices of hogs acquired from third parties are subject to market conditions and are influenced by internal availability and levels of demand in the international market, among other aspects.

The Risk Policy establishes limits for hedging the corn and soymeal purchase flow, aiming to reduce the impact resulting from a price increase of these raw materials, and may utilize derivative instruments or inventory management for this purpose. Currently, the management of inventory levels is used as a hedging instrument. Since June 2015, the company began using derivative financial instruments as hedge for variations in corn purchase prices.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

f.             Capital management

The Company’s definition of the adequate capital structure is essentially associated with (i) cash strength as a tolerance factor to liquidity volatility, (ii) financial leverage and (iii) maximization of the opportunity cost of capital.

The cash and liquidity strategy takes into consideration the historical scenarios of volatility of results as well as simulations of sectorial and systemic crises and is based on permitting the resilience in scenarios of restricted access to capital.

Financial leverage aims the balance between the different sources of funding and their conditions of allocation in order to maximize the opportunity cost to BRF in its business expansion initiatives. Moreover, the objective of maintaining the investment grade disciplines the weighting of using own and third party capital.

The Company monitors levels of debt and net debt, which are shown below:

	Consolidated
	06.30.16			12.31.15
	Current	Non-current	Total	Total
Foreign currency debt	(2,198,752)	(7,846,151)	(10,044,903)	(11,359,658)
Local currency debt	(1,549,513)	(5,365,421)	(6,914,934)	(3,819,625)
Other financial liabilities	(892,201)	-	(892,201)	(666,602)
Gross debt	(4,640,466)	(13,211,572)	(17,852,038)	(15,845,885)

Marketable securities and cash and cash equivalents	5,302,723	340,711	5,643,434	6,553,639
Other financial assets	525,763	-	525,763	129,387
Restricted cash	182,180	459,898	642,078	1,826,102
Net debt	1,370,200	(12,410,963)	(11,040,763)	(7,336,757)

4.2.        Derivative and non-derivative financial instruments designated as hedge accounting

As established by CVM Deliberation Nº 604/09, the Company applies hedge accounting to its derivative instruments classified as cash flow hedge, in accordance with the Risk Policy. The cash flow hedge consists of hedging the exposure to variations of the cash flow and firm commitment which is attributable to a particular risk associated with a recognized asset or liability, or a highly probable transaction that could affect profit and loss. The firm commitment hedge is a protection against fluctuations of a specific type of risk associated to a firm agreement to exchange a determined quantity for a determined price in a specific date, or in future determined dates.

The Risk Policy has also the purpose of determining parameters of use of financial instruments, including derivatives, which are designed to protect the operating and financial assets and liabilities, which are exposed to the variations of foreign exchange rates, the fluctuation of the interest rates and changes to the commodity prices.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company, within its hedge accounting strategy, utilizes the following financial instruments:

•         Currency non-deliverable forwards – NDF;

•         Commodities non-deliverable forwards – NDF;

•         Interest rate and currency swap;

•         Fixed exchange rate;

•         Options;

•         Export prepayments – PPEs; and

•         Senior unsecured notes – Bonds

4.2.1 Breakdown of the balances of derivative financial instruments

The positions of outstanding derivative financial instruments are follows:

Parent company and Consolidated
06.30.16					12.31.15
Instrument	Hedge object	Reference currency (notional)	Reference value (notional)	Fair value (1)	Reference value (notional)	Fair value (1)
Financial instruments designated as hedge accounting
NDF - Dollar sale	Currency	US$	-	-	44,000	(17,858)
NDF - Euro sale	Currency	EUR	33,000	10,856	31,800	(5,457)
NDF - Pound Sterling sale	Currency	GBP	-	-	11,000	(1,566)
NDF - Iene sale	Currency	JPY	-	-	6,799,981	(39,569)
Currency swap - US$	Currency	BRL	250,000	(154,445)	250,000	(248,456)
Interest rate swap - US$	Interest	US$	200,000	(24,305)	200,000	(31,829)
Fixed exchange rate - US$	Currency	US$	76,000	69,969	201,000	(33,765)
Options (Collar) - US$	Currency	US$	932,000	356,669	1,227,000	(124,469)
Options (Collar) - Euro	Currency	EUR	67,000	25,135	31,000	3,500
NDF - Corn purchase	Commodities	Ton/US$	123,172	(1,376)	633,565	(11,729)
Total in Parent company				282,503		(511,198)
Interest rate swap - US$	Interest	US$	200,000	(39,060)	200,000	(46,365)
Fixed exchange rate - US$	Currency	US$	10,397	(32)	-	-
Fixed exchange rate - Euro	Currency	EUR	3,308	63	-	-
Fixed exchange rate - Pound Sterling	Currency	GBP	7,592	3,265	-	-
Total Consolidated				246,739		(557,563)

Financial instruments not designated as hedge accounting
NDF - Iene sale	Currency	JPY	-	-	6,451,363	(1,152)
NDF - Purchase of US$	Currency	US$	200,000	(35,381)	50,000	(2,350)
Currency swap - US$	Currency	US$	650,548	(567,191)	250,000	(977)
Currency swap - Euro	Currency	EUR	27,500	(27,536)	-	-
Interest rate - R$	Interest	BRL	50,000	(134)	50,000	(2,341)
NDF - Corn purchase	Commodities	Ton/US$	309,574	20,502	54,780	2,183
Future - BM&FBovespa	Currency	US$	85,000	(2,542)	190,000	14,641
Future - BM&FBovespa	Commodities	Ton/US$	215	(3,263)	-	-
Total in Parent company				(615,545)		10,004
NDF - Purchase of Euro	Currency	EUR	50,000	(203)	150,000	1,294
NDF - Pound Sterling sale	Currency	GBP	15,000	2,434	20,000	1,066
NDF - Argentine Peso sale	Currency	US$	5,000	137	10,000	7,984
Total Consolidated				(613,177)		20,348

Total in Parent company				(333,042)		(501,194)
Total Consolidated				(366,438)		(537,215)

(1)     The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, obtained from the database of Bloomberg and BM&FBOVESPA.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

a.            Non-deliverable forwards – NDF

 i.             Currency non-deliverable forwards - NDF

The position of the currency non-deliverable forward – NDF, by maturity, as well as the weighted average exchange rates and the fair value, are presented as follows:

Parent company and Consolidated
06.30.16
PUT	R$ x EUR
Maturities	Notional (EUR)	Average rate	Fair value
Financial instruments designated as cash flow hedge
July 2016	13,000	4.0851	6,622
August 2016	20,000	3.8348	4,234
	33,000	3.9334	10,856

PUT	US$ x GBP			ARS x US$
Maturities	Notional (GBP)	Average rate	Fair value	Notional (US$)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
August 2016	-	-	-	5,000	14.2000	137
September 2016	15,000	1.3753	2,434	-	-	-
	15,000	1.3753	2,434	5,000	14.2000	137

CALL	US$ x R$			US$ x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
September 2016	200,000	3.4808	(35,381)	50,000	1.1119	(203)
	200,000	3.4808	(35,381)	50,000	1.1119	(203)

ii.             Commodities non-deliverable forwards - NDF

The position of the commodities non-deliverable forwards – NFD, by maturity, as well as weighted average exchange rates and fair value, are presented as follows:

Parent company and Consolidated
06.30.16
Call	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Designated as hedge accounting
August 2016	59,172	157.44	20
September 2016	17,000	150.15	(218)
October 2016	42,000	153.71	(1,018)
November 2016	5,000	156.13	(160)
	123,172	155.11	(1,376)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

PUT	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Not designated as hedge accounting
August 2016	239,574	168.44	18,874
September 2016	70,000	153.40	1,628
	309,574	165.04	20,502

b.            Interest rate and currency swaps

The position of interest rate and currency swaps is presented as follows:

				Parent company		Consolidated
06.30.16
Instrument	Maturity	Assets (Hedged object)	Liabilities (Protected risk)	Notional	Fair value	Notional	Fair value
Financial instruments designated as cash flow hedge

Interest rate	01.22.18	LIBOR 6M + 2.82% p.a.	5.86% p.a.	100,000	(10,745)	100,000	(10,745)
Interest rate	06.18.18	LIBOR 3M + 2.60% p.a.	5.47% p.a.	100,000	(13,560)	100,000	(13,560)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.90% p.a.	-	-	100,000	(19,612)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.88% p.a.	-	-	100,000	(19,448)
					(24,305)		(63,365)

Currency swap	05.22.18	R$ + 7.75%	US$ + 1.60%	250,000	(154,445)	250,000	(154,445)

					(178,750)		(217,810)

Financial instruments not designated as cash flow hedge
Interest rate - Bond	05.22.18	R$ (Fixed rate of 7.75% p.a.)	68.84% CDI	50,000	(134)	50,000	(134)

Currency swap	10.28.16	US$ + 1,76 % p.a	86,60% CDI	100,000	(112,848)	100,000	(112,848)
Currency swap	11.23.16	US$ + 2,37 % p.a	91,00% CDI	50,000	(53,212)	50,000	(53,212)
Currency swap	12.02.16	US$ + L3M + 0,90 % p.a	85,95% CDI	50,000	(33,575)	50,000	(33,575)
Currency swap	12.16.16	US$ + L3M + 1,10 % p.a	88,95% CDI	50,000	(33,748)	50,000	(33,748)
Currency swap	12.23.16	US$ + 2,41 % p.a	90,50% CDI	50,000	(43,411)	50,000	(43,411)
Currency swap	12.29.16	US$ + 2,43% p.a.	90,80% CDI	50,000	(47,389)	50,000	(47,389)
Currency swap	02.16.17	US$ + 2,30% p.a.	92,80% CDI	50,000	(46,452)	50,000	(46,452)
Currency swap	03.03.17	US$ + 2,70% p.a.	94,35% CDI	14,000	(7,493)	14,000	(7,493)
Currency swap	05.22.17	US$	72,20% CDI	54,438	(42,921)	54,438	(42,921)
Currency swap	05.22.17	US$	73,76% CDI	29,625	(24,233)	29,625	(24,233)
Currency swap	05.24.17	US$	70,75% CDI	124,388	(97,657)	124,388	(97,657)
Currency swap	06.06.17	US$	73,00% CDI	15,234	(12,334)	15,234	(12,334)
Currency swap	07.28.17	US$	72,30% CDI	12,863	(11,918)	12,863	(11,918)
					(567,191)		(567,191)

Currency swap	06.05.17	EURO	83,03% CDI	27,500	(27,536)	27,500	(27,536)
					(27,536)		(27,536)
					(594,861)		(594,861)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

c.            Fixed exchange rate

The position of fixed exchange rate designated as cash flow hedge is presented as follows:

06.30.16
	R$ x US$			THB x US$			THB x EUR			THB x GBP
Maturities	Notional US$	Average US$	Fair value	Notional US$	Average US$	Fair value	Notional EUR	Average EUR	Fair value	Notional GBP	Average GBP	Fair value
Designated as hedge accounting
July 2016	19,000	4.1867	18,252	-	-	-	-	-	-	-	-	-
August 2016	57,000	4.1688	51,717	-	-	-	-	-	-	-	-	-
October 2016	-	-	-	-	-	-	-	-	-	2,310	55.1328	1,631
December 2016	-	-	-	10,280	35.3088	(30)	-	-	-	4,486	51.0185	1,438
March 2017	-	-	-	107	35.2027	(2)	1,528	39.2700	(44)	796	50.3800	196
April 2017	-	-	-	-	-	-	1,780	40.3100	107	-	-	-
	76,000	4.1733	69,969	10,387	35.3077	(32)	3,308	39.8296	63	7,592	52.2034	3,265

03.31.16
	THB x US$
Maturities	Notional US$	Average US$	Fair value
Not designated as hedge accounting
June 2016	10	35.3350	-
	10	35.3350	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

d.            Options

The Company designates as a cash flow hedge only the variation in the intrinsic value of its options, recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Brazilian Real, the losses related to the options will be recognized as financial expenses in the statement of income.

The Company has designated transactions involving options denominated collar which is a purchase of a put option ("PUT") and a sale of a call option ("CALL").

When the market price of any of the options is not available in an active market, the fair value is based on an option pricing model (Black-Scholes or Binomial).

Parent company and Consolidated
06.30.16
R$ x US$
Type	Maturities	Notional (US$)	Average US$	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	July 2016	(229,000)	4.0636	(36)
Collar - Put (Purchase)	July 2016	229,000	3.6547	97,118
Collar - Call (Sale)	August 2016	(209,000)	4.0701	(891)
Collar - Put (Purchase)	August 2016	209,000	3.6143	75,881
Collar - Call (Sale)	September 2016	(199,000)	4.2014	(4,413)
Collar - Put (Purchase)	September 2016	199,000	3.6355	71,352
Collar - Call (Sale)	October 2016	(115,000)	4.4232	(910)
Collar - Put (Purchase)	October 2016	115,000	3.7383	49,995
Collar - Call (Sale)	November 2016	(95,000)	4.5422	(1,115)
Collar - Put (Purchase)	November 2016	95,000	3.7116	37,517
Collar - Call (Sale)	December 2016	(65,000)	4.7255	(888)
Collar - Put (Purchase)	December 2016	65,000	3.8154	30,774
Collar - Call (Sale)	January 2017	(10,000)	3.7680	(681)
Collar - Put (Purchase)	January 2017	10,000	3.4400	1,863
Collar - Call (Sale)	February 2017	(10,000)	3.8650	(695)
Collar - Put (Purchase)	February 2017	10,000	3.4350	1,798
		-		356,669

Parent company and Consolidated
06.30.16
R$ x EUR
Type	Maturities	Notional (EUR)	Average EUR	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	July 2016	(37,000)	4.3804	(1)
Collar - Put (Purchase)	July 2016	37,000	4.0108	15,641
Collar - Call (Sale)	August 2016	(20,000)	4.4100	(15)
Collar - Put (Purchase)	August 2016	20,000	4.0000	7,763
Collar - Call (Sale)	January 2017	(10,000)	4.5350	(452)
Collar - Put (Purchase)	January 2017	10,000	3.8600	2,199
		-		25,135

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.2.2 Breakdown of the balances of non-derivative financial instruments

The position of non-derivative financial instruments is presented as follows:

Parent company and Consolidated
			06.30.16		12.31.15
Hedge Instrument	Hedge object	Reference currency (notional)	Value (notional)	Fair value (1)	Value (notional)	Fair value (1)
Financial instruments designated as cash flow hedge

Export prepayment - PPEs	Exchange	USD	300,000	962,940	300,000	1,171,440
Senior unsecured notes - Bonds	Exchange	USD	300,000	962,940	300,000	1,171,440

			600,000	1,925,880	600,000	2,342,880

(1)     Notional converted by Ptax rate in effect at year-end.

a.            Export prepayments – PPEs

The position of PPEs is presented as follows:

Parent company and Consolidated
06.30.16
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

Export prepayment - PPE	US$ (E.R.)	02.2017 to 02.2019	300,000	1.7796	962,940

b.            Senior unsecured notes – Bonds

The position of bonds designated as cash flow hedges is presented as follows:

Parent company and Consolidated
06.30.16
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

BRF SA BRFSBZ5	US$ (E.R.)	06.2022	150,000	2.0213	481,470
BRF SA BRFSBZ3	US$ (E.R.)	05.2023	150,000	2.0387	481,470

			300,000	2.0300	962,940

4.3.        Gains and losses of derivative and non-derivative financial instruments

The unrealized gains and losses of derivative and non-derivative financial instruments designated as cash flow hedges are recorded as a component of other comprehensive income, as set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Shareholders' Equity
	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Derivatives designated as cash flow hedges
Foreign exchange risks	388,332	(420,649)	391,629	(420,649)
Interest risks	(21,375)	(27,725)	(54,882)	(66,597)
Commodity risks	13,838	3,604	13,838	3,604
	380,795	(444,770)	350,585	(483,642)

Non derivatives designated as cash flow hedges
Foreign exchange risks	(783,000)	(1,200,000)	(783,000)	(1,200,000)

Gross losses	(402,205)	(1,644,770)	(432,415)	(1,683,642)
Deferred taxes on losses	136,750	560,446	136,091	560,446
OCI recognized by subsidiaries	(30,869)	(38,872)	-	-
Losses, net of taxes	(296,324)	(1,123,196)	(296,324)	(1,123,196)

Change in gross losses	1,242,565	(1,015,188)	1,251,227	(1,020,832)
Income taxes on financial instruments adjustments	(423,696)	346,388	(424,355)	346,388
OCI recognized by subsidiaries	8,003	(5,644)	-	-
Impact in other comprehensive income	826,872	(674,444)	826,872	(674,444)

On June 30, 2016, the realized transactions with derivative and non-derivative financial instruments designated as cash flow hedge resulted in a gain of R$168,933 (loss of R$155,576 as of June 30, 2015), composed by a net gain amounting to R$158,890 (loss of R$139,024 as of June 30, 2015) recorded as gross revenues and a net gain of R$10,043 (loss of R$16,552 as of June 30, 2015) recorded in the financial result.

4.4.        Breakdown of financial instruments by category – except derivatives

	Parent company
	06.30.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	75,071	-	75,071
Restricted cash	-	-	-	517,898	-	517,898
Trade accounts receivable	5,995,956	-	-	-	-	5,995,956
Other credits	314,303	-	-	-	-	314,303
Other receivables	133,354	-	-	-	-	133,354
Fair value
Marketable securities	-	265,640	297,884	-	-	563,524

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,472,113)	(4,472,113)
Supply chain finance	-	-	-	-	(743,626)	(743,626)
Loans and financing
Local currency	-	-	-	-	(6,914,934)	(6,914,934)
Foreign currency	-	-	-	-	(8,534,985)	(8,534,985)
Capital lease payable	-	-	-	-	(189,331)	(189,331)
	6,443,613	265,640	297,884	592,969	(20,854,989)	(13,254,883)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	12.31.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	70,338	-	70,338
Restricted cash	-	-	-	479,828	-	479,828
Trade accounts receivable	4,952,878	-	-	-	-	4,952,878
Other credits	509,606	-	-	-	-	509,606
Other receivables	152,965	-	-	-	-	152,965
Fair value
Marketable securities	-	385,700	197,807	-	-	583,507

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,024,725)	(4,024,725)
Supply chain finance	-	-	-	-	(1,174,594)	(1,174,594)
Loans and financing
Local currency	-	-	-	-	(3,819,625)	(3,819,625)
Foreign currency	-	-	-	-	(9,760,476)	(9,760,476)
Capital lease payable	-	-	-	-	(186,618)	(186,618)
	5,615,449	385,700	197,807	550,166	(18,966,038)	(12,216,916)

	Consolidated
	06.30.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	75,071	-	75,071
Restricted cash	-	-	124,180	517,898	-	642,078
Trade accounts receivable	3,392,646	-	-	-	-	3,392,646
Other credits	327,862	-	-	-	-	327,862
Other receivables	133,354	-	-	-	-	133,354
Fair value
Marketable securities	-	574,052	363,402	-	-	937,454

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(5,346,644)	(5,346,644)
Supply chain finance	-	-	-	-	(743,626)	(743,626)
Loans and financing
Local currency	-	-	-	-	(6,914,934)	(6,914,934)
Foreign currency	-	-	-	-	(10,044,903)	(10,044,903)
Capital lease payable	-	-	-	-	(190,805)	(190,805)
	3,853,862	574,052	487,582	592,969	(23,240,912)	(17,732,447)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	12.31.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	70,338	-	70,338
Restricted cash	-	-	-	1,826,102	-	1,826,102
Trade accounts receivable	3,880,441	-	-	-	-	3,880,441
Other credits	534,497	-	-	-	-	534,497
Other receivables	152,965	-	-	-	-	152,965
Fair value
Marketable securities	-	744,849	375,562	-	-	1,120,411

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,744,993)	(4,744,993)
Supply chain finance	-	-	-	-	(1,174,594)	(1,174,594)
Loans and financing
Local currency	-	-	-	-	(3,819,625)	(3,819,625)
Foreign currency	-	-	-	-	(11,359,658)	(11,359,658)
Capital lease payable	-	-	-	-	(186,618)	(186,618)
	4,567,903	744,849	375,562	1,896,440	(21,285,488)	(13,700,734)

4.5.        Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting standards, which refer to concepts of valuation and disclosure requirements.

Particularly related to the disclosure, the Company applies the hierarchy requirements set out in CVM Deliberation 699/12, which involves the following aspects:

•         The fair value is the price that an asset could be exchanged and a liability could be settled, between knowledgeable willing parties in an arm’s length transaction; and

•         Hierarchy on three levels for measurement of the fair value, according to observable inputs for the valuation of an asset or liability on the date of its measurement.

The fair value measurement is based on 3 levels of hierarchy which considers observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while non-observable inputs reflect the Company’s valuation methodology. These 2 types of inputs create the hierarchy of fair value set forth below:

•         Level 1 – Prices quoted (unadjusted) for identical instruments in active markets. Investments in Credit linked notes, Brazilian foreign debt securities, Financial Treasury Bills (“LFT”) and stocks are classified at Level 1 of the fair value hierarchy.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Level 2 – Prices quoted in active markets for similar instruments, prices quoted for identical or similar instruments in non-active markets and evaluation models for which inputs are observable. Investments in Bank Deposit Certificates (“CDB”) are classified at Level 2, since the determination of fair value is based on the price quotation of similar financial instruments in non-active markets. Readily observable market inputs are used, such as interest rate forecasts, volatility factors and foreign currency rates.

•         Level 3 – Instruments whose significant inputs are non-observable.

The table below presents the overall classification of financial assets and liabilities according to the valuation hierarchy. During the six-month period ended June 30, 2016, there were no changes between the 3 levels of hierarchy.

	Parent company
	06.30.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Stocks	265,640	-	-	265,640
Held for trading
Bank deposit certificates	-	45,368	-	45,368
Financial treasury bills	252,516	-	-	252,516
Other financial assets
Derivatives designated as hedge accounting	-	499,314	-	499,314
Derivatives not designated as hedge accounting	-	20,502	-	20,502
	518,156	565,184	-	1,083,340
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge accounting	-	(216,811)	-	(216,811)
Derivatives not designated as hedge accounting	-	(636,047)	-	(636,047)
	-	(852,858)	-	(852,858)

	Parent company
	12.31.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Stocks	385,700	-	-	385,700
Held for trading
Bank deposit certificates	-	42,545	-	42,545
Financial treasury bills	155,262	-	-	155,262
Other financial assets
Derivatives designated as hedge accounting	-	98,406	-	98,406
Derivatives not designated as hedge accounting	-	20,274	-	20,274
	540,962	161,225	-	702,187
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge accounting	-	(609,604)	-	(609,604)
Derivatives not designated as hedge accounting	-	(10,270)	-	(10,270)
	-	(619,874)	-	(619,874)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	06.30.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	252,073	-	-	252,073
Brazilian foreign debt securities	56,339	-	-	56,339
Stocks	265,640	-	-	265,640
Held for trading
Bank deposit certificates	-	45,368	-	45,368
Financial treasury bills	252,516	-	-	252,516
Investment funds	65,518	-	-	65,518
Other financial assets
Derivatives designed as hedge accounting	-	502,690	-	502,690
Derivatives not designated as hedge accounting	-	23,073	-	23,073
	892,086	571,131	-	1,463,217
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge accounting	-	(255,951)	-	(255,951)
Derivatives not designated as hedge accounting	-	(636,250)	-	(636,250)
	-	(892,201)	-	(892,201)

	Consolidated
	12.31.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	293,282	-	-	293,282
Brazilian foreign debt securities	65,867	-	-	65,867
Stocks	385,700	-	-	385,700
Held for trading
Bank deposit certificates	-	42,545	-	42,545
Financial treasury bills	155,262	-	-	155,262
Investment funds	177,755	-	-	177,755
Other financial assets
Derivatives designed as hedge accounting	-	98,406	-	98,406
Derivatives not designated as hedge accounting	-	30,981	-	30,981
	1,077,866	171,932	-	1,249,798
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge accounting	-	(655,969)	-	(655,969)
Derivatives not designated as hedge accounting	-	(10,633)	-	(10,633)
	-	(666,602)	-	(666,602)

4.6.        Comparison between book value and fair value of financial instruments

Except for the items presented below, the book value of all other financial instruments approximate fair value. The fair value of financial instruments presented below was based on prices observed in active markets, level 1 of the hierarchy for fair value measurement.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company and Consolidated
		06.30.16		12.31.15
	Maturity	Book value	Fair value	Book value	Fair value
BRF bonds
BRF SA BRFSBZ5	2022	(535,429)	(595,249)	(656,068)	(695,203)
BRF SA BRFSBZ4	2024	(2,384,737)	(2,436,277)	(2,906,435)	(2,718,636)
BRF SA BRFSBZ3	2023	(1,537,935)	(1,576,002)	(1,881,569)	(1,781,229)
BRF SA BRFSBZ7	2018	(502,495)	(459,988)	(502,061)	(427,016)
BRF SA BRFSBZ2	2022	(1,755,612)	(1,750,121)	(2,139,463)	(1,990,770)
Parent company		(6,716,208)	(6,817,637)	(8,085,596)	(7,612,854)

BFF bonds
Sadia Overseas BRFSBZ7	2020	(392,559)	(431,854)	(475,299)	(499,662)
Sadia bonds
Sadia Overseas BRFSBZ6	2017	(364,425)	(374,139)	(443,332)	(461,999)
Quickfood bonds
Quickfood	2016	(175,047)	(175,047)	(285,709)	(285,709)
Consolidated		(7,648,239)	(7,798,677)	(9,289,936)	(8,860,224)

4.7.        Table of sensitivity analysis

In preparation of the sensitivity analysis, Management considered the derivative financial instruments used to mitigate the currency risk and commodities as relevant risks and could impact the Company's results. The Management believes that fluctuations in interest rates do not significantly affect its financial results, since have opted for fixing through derivative financial instruments (interest rate swap), a considerable part of its post fixed debt.

The table below presents the possible impacts of derivative and non-derivative financial instruments considering scenarios of appreciation and depreciation of the main traded currencies by the Company with respect to its functional currency (Brazilian Real) and changes in corn prices on the Chicago Board of Trade (“CBOT”). The amount of exports utilized corresponds to notional value of derivative financial instruments entered into in order to hedge highly probable transaction.

Quantitative and qualitative information used in preparing these analyzes are based on the position for the period ended June 30, 2016. Future results to be measured may differ significantly from those estimates amounts, if the reality becomes different from the assumptions used.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		3.2098	2.8888	2.4074	4.0123	4.8147
Parity - Brazilian Reais x U.S. Dollar		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as hedge accouting
Fixed exchange rate	Devaluation of R$	73,223	97,617	134,209	12,237	(48,750)
Options - currencies	Devaluation of R$	423,486	722,640	1,171,370	-	546,337
Export prepayments	Devaluation of R$	(429,060)	(332,766)	(188,325)	(669,795)	(910,530)
Bonds	Devaluation of R$	(353,940)	(257,646)	(113,205)	(594,675)	(835,410)
Swaps	Devaluation of R$	(145,705)	(106,134)	(46,779)	(244,631)	(343,557)
Exports	Appreciation of R$	(437,117)	(774,039)	(1,279,423)	80,791	(371,123)
Financial instruments not designated as hedge accouting
NDF - Purchase	Appreciation of R$	(54,195)	(118,391)	(214,685)	106,295	266,785
Dollar Future sales - BM&FBovespa	Devaluation of R$	-	27,283	68,208	(68,208)	(136,417)
Net effect		(923,308)	(741,436)	(468,630)	(1,377,986)	(1,832,665)
Shareholders' equity		(928,705)	(696,546)	(348,309)	(1,509,101)	(2,089,497)
Statement of income		5,397	(44,890)	(120,321)	131,115	256,832

		3.5414	3.1873	2.6561	4.4268	5.3121
Parity - Brazilian Reais x Euro		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as hedge accouting
Non-deliverable forward	Devaluation of R$	12,936	24,622	42,152	(16,281)	(45,497)
Currency options	Devaluation of R$	29,726	53,454	89,045	967	60,286
Exports	Appreciation of R$	(42,662)	(78,076)	(131,197)	15,314	(14,789)
Financial instruments not designated as hedge accouting
Non-deliverable forward	Devaluation of R$	(1,380)	(19,087)	(45,647)	42,887	87,154
Net effect		(1,380)	(19,087)	(45,647)	42,887	87,154
Shareholders' equity		-	-	-	-	-
Statement of income		(1,380)	(19,087)	(45,647)	42,887	87,154

		4.2511	3.8260	3.1883	5.3139	6.3767
Parity - Brazilian Reais x GBP		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments not designated as hedge accouting
Non-deliverable forward and Deliverable forward (hedge accouting)	Devaluation of R$	(2,448)	(8,825)	(18,390)	13,493	29,435
Net effect		(2,448)	(8,825)	(18,390)	13,493	29,435
Statement of income		(2,448)	(8,825)	(18,390)	13,493	29,435

		145.70	131.13	109.27	182.12	218.55
Price parity CBOT - US$/Ton		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	Decrease 10%	Decrease 25%	Increase 25%	Increase 50%
Designated as hedge accounting
Non-deliverable forward	Increase in the price of corn	(2,183)	(5,933)	(11,557)	7,190	16,563
Not designated as hedge accounting
NDF - Corn purchase	Increase in the price of corn	19,216	33,693	55,410	(16,978)	(53,172)
Net effect		17,033	27,760	43,853	(9,788)	(36,609)
Shareholders' equity		(2,183)	(5,933)	(11,557)	7,190	16,563
Statement of income		19,216	33,693	55,410	(16,978)	(53,172)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management reports provided to the main makers of strategic and operational decisions for assessing the performance of each segment and allocating resources.

As disclosed in note 1, in order to reflect the management structure changes the segment information of 2016 and 2015 were prepared considering the seven observable segments,

as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North of Africa (“MENA”), Africa, Asia and Other Segments, which primarily observe our geographical structure. The information for the period ended June 30, 2015 was prepared in order to be comparable to the information as of June 30, 2016, according to the new segments of the Company.

These segments include sales of all distribution channels and operations are subdivided according to the nature of products whose characteristics are described below:

•         Poultry: involves the production and sale of whole poultry and in-natura cuts.

•         Pork and other: involves the production and sale of in-natura cuts.

•         Processed: involves the production and sale of processed foods, frozen and processed products derived from poultry, pork and beef, margarine, vegetable and soybean-based products.

•         Other sales: involves the commercialization of flour for food service and others.

Other segments includes sale of in-natura beef cuts, agricultural products and animal feed.

The net sales for each operating segment are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
Net sales	06.30.16	06.30.15
Brazil
In-natura	1,475,155	1,480,327
Poultry	1,112,266	1,087,699
Pork and other	362,889	392,628
Processed	5,585,176	5,898,598
Other sales	46,024	10,477
	7,106,355	7,389,402

Europe
In-natura	902,730	617,132
Poultry	521,302	293,849
Pork and other	381,428	323,283
Processed	1,074,546	851,224
	1,977,276	1,468,356

MENA
In-natura	2,865,468	2,736,065
Poultry	2,845,322	2,721,833
Pork and other	20,146	14,232
Processed	318,274	186,335
Other sales	2	47
	3,183,744	2,922,447

Africa
In-natura	297,368	263,897
Poultry	241,911	214,981
Pork and other	55,457	48,916
Processed	77,944	64,823
	375,312	328,720

Asia
In-natura	2,005,289	1,604,924
Poultry	1,734,689	1,449,379
Pork and other	270,600	155,545
Processed	243,694	38,387
Other sales	83,229	-
	2,332,212	1,643,311

LATAM
In-natura	317,459	302,714
Poultry	261,650	175,654
Pork and other	55,809	127,060
Processed	623,119	521,000
Other sales	7,947	27,255
	948,525	850,969
Other segments	711,474	357,671
	16,634,898	14,960,876

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The operating income for each operating segment is presented below:

	Consolidated
	06.30.16	06.30.15

Brazil	536,330	781,863
Europe	70,425	208,771
MENA	259,732	475,586
Africa	27,904	49,480
Asia	273,449	418,962
LATAM	34,891	11,233
Other segments	45,757	17,363
Sub total	1,248,488	1,963,258
Corporate	(64,686)	(264,537)
	1,183,802	1,698,721

The Corporate line presented above refers to extraordinary events not attributable to the operating segments, which are recognized as other operating income (expense). The main events of 2016 are related to losses with tax contingencies. For the period ended in June 30, 2015 the main events were: R$86,467 of equity pick-up of Minerva, R$83,632 of tax contingencies losses and R$41,657 of losses with the strike led by truck drivers.

No customer was individually or in aggregate responsible for more than 5% of net sales for the year ended June 30, 2016 and 2015.

The goodwill and intangible assets with indefinite useful life (trademarks) arising from business combination were allocated to the reportable operating segments, considering the nature of the products manufactured in each segment (cash-generating unit), as presented below:

	Consolidated
	Goodwill		Trademarks		Total
	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15
Brazil	1,151,498	1,151,498	982,478	982,478	2,133,976	2,133,976
Europe	681,285	481,658	20,140	20,149	701,425	501,807
MENA	1,405,846	834,368	170,407	170,407	1,576,253	1,004,775
Asia	749,947	78,270	-	-	749,947	78,270
LATAM	612,913	232,308	141,670	198,984	754,583	431,292
	4,601,489	2,778,102	1,314,695	1,372,018	5,916,184	4,150,120

Information referring to the total assets by operating segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which take investment decisions and determine allocation of assets on a consolidated basis.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

6.            BUSINESS COMBINATION

6.1.        Business combination

6.1.1.   Business combination with Eclipse Holding Cöoperatief UA. (“Eclipse”)

On December 01, 2015, BRF signed a binding offer with Pampa Agribusiness Fund L.P. and Pampa Agribusiness Follow-on Fund L.P. for the acquisition of the total shares issued by Eclipse (“transaction”), a Dutch entity that controls Campo Austral, a group of companies with commercial operations fully integrated in the Argentinian pork’s market, including the cold market.

On April 14, 2016 the conditions precedent were fulfilled, and BRF concluded the first step of the transaction, acquiring 50% of equity interest in the amount of US$39,747 (equivalent to R$139,614), paid in cash. The amount should be further adjusted according to certain conditions set out in the agreement.

On the same date, the amount of US$34,500 was deposited in an escrow account, which will be released to the seller in the second step of the transaction, when BRF will acquire the remaining part of the equity interest, limited to conclude until December 29, 2016.

A preliminary goodwill of R$143,106 was identified in the transaction.

In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price.

6.1.2.   Business combination with Alimentos Calchaquí Productos 7 S.A. (“Calchaquí”)

On March 22, 2016, BRF signed, through its controlled subsidiaries BRF GmbH and BRF Holland B.V., an agreement for the acquisition of the total shares issued by Calchaquí (“transaction”), a traditional Argentine entity, reference in the region´s cold cuts market, and owner of leading brands such as Calchaquí and Bocatti.

On May 10, 2016 the condition precedent were fulfilled and the transaction was concluded in the amount of US$104,700 (equivalent to R$364,112), which should be further adjusted according to certain conditions set out in the agreement. From the total amount of the transaction, US$100,512 (equivalent to R$349,547) was paid in cash, and USD4,188 was transferred to an escrow account which will be released to the seller if certain conditions set out in the agreement are fulfilled.

A preliminary goodwill of R$345,966 was identified in the transaction.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price. Management expects to complete this report in 2016, when the final purchase price allocation will be determined as well as its accounting impacts.

6.1.3.   Step acquisition – Al Khan Foodstuff LLC (“AKF”)

On July 03, 14, BRF acquired 40% of equity interest of AKF, classifying the investment as a joint venture.

On June 20, 2016, the Company concluded the acquisition of the control of AKF, becoming the beneficiary of 99% of its economic interest. The acquisition of the additional 59% of economic interest in AKF totaled US$32,584 (equivalent to R$110,271)

Such transaction, in compliance with CVM Deliberation No. 665/11, which was approved the technical pronouncement CPC 15 (R1), in their paragraphs 41 and 42, was accounted for as step acquisition. Thus, the carrying amount of the investment prior to this acquisition was measured at fair value generating a gain of R$58,812 recorded as other operating income.

The total of the acquired net assets before the purchase price allocation (equal to the economic interest held) in order to determine the preliminary goodwill is demonstrated below:

Cash - consideration paid for acquiring the control	110,271
Carrying amount of former equity interest of 40%	58,045
Gain generated by the remeasurement of the former equity interest (40%) at fair value	58,812
Fair value of consideration paid at the acquisition date	227,128

Acquired net assets	56,079

Preliminary goodwill	171,049

In order to attend the requirements of CVM Deliberation 665/11, BRF will prepare a fair value report of the acquired assets and assumed liabilities in order to allocate the purchase price. Management expects to complete this report in 2016, when the final purchase price allocation will be determined as well as its accounting impacts.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

7.            CASH AND CASH EQUIVALENTS

	Average rate (p.a.)	Parent company		Consolidated
		06.30.16	12.31.15	06.30.16	12.31.15
Cash and bank accounts
U.S. Dollar	-	3,412	33,523	592,628	665,550
Brazilian Reais	-	85,373	65,212	95,297	65,302
Euro	-	22,964	76,681	386,508	556,440
Other currencies	-	5,640	11,615	343,593	330,855
		117,389	187,031	1,418,026	1,618,147
Cash equivalents
In Brazilian Reais
Investment funds	13.93%	18,052	14,553	18,052	14,553
Savings account	5.65%	2,606	10,990	2,606	10,990
Bank deposit certificates	14.18%	1,788,572	449,716	1,873,378	486,042
		1,809,230	475,259	1,894,036	511,585
In U.S. Dollar
Term deposit	1.51%	-	172,899	1,083,301	2,785,926
Overnight	0.16%	416	9,896	196,169	430,492
Other currencies
Term deposit	5.30%	-	-	39,377	16,740
		416	182,795	1,318,847	3,233,158
		1,927,035	845,085	4,630,909	5,362,890

8.            MARKETABLE SECURITIES

			Average interest rate (p.a.)	Parent company		Consolidated
	WATM (1)	Currency		06.30.16	12.31.15	06.30.16	12.31.15
Available for sale
Credit linked note (a)	3.89	US$	3.98%	-	-	252,073	293,282
Brazilian foreign debt securities (b)	1.84	US$	2.98%	-	-	56,339	65,867
Stocks (f)	-	R$	-	265,640	385,700	265,640	385,700
				265,640	385,700	574,052	744,849
Held for trading
Bank deposit certificates ("CDB") (d)	4.91	R$	13.96%	45,368	42,545	45,368	42,545
Financial treasury bills (e)	4.13	R$	14.15%	252,516	155,262	252,516	155,262
Investment funds (c)	1.00	ARS	19.00%	-	-	65,518	177,755
				297,884	197,807	363,402	375,562
Held to maturity
Financial treasury bills (e)	1.31	R$	14.15%	75,071	70,338	75,071	70,338
				638,595	653,845	1,012,525	1,190,749

Current				297,884	197,807	671,814	734,711
Non-current				340,711	456,038	340,711	456,038

(1)     Weighted average maturity in years.

(2)     Maturity within up to September 07, 2017.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

(a)  The credit linked note is a structured operation with a first-class financial institution that bears periodic interest (LIBOR + spread) and corresponds to a credit note that contemplates the Company’s risk.

(b)  Brazilian foreign debt securities are denominated in U.S. Dollars and remunerated at pre and post-fixed rates.

(c)  The stock balance comprises the market value of 29,000,000 stocks from Minerva (BEEF3).

(d)  Bank Deposit Certificate (“CDB”) investments are denominated in Brazilian Reais and remunerated at rates varying from 98% to 100% of the Interbank Deposit Certificate (“CDI”).

(e)  Financial Treasury Bills (“LFT”) are remunerated at the rate of the Special System for Settlement and Custody (“SELIC”).

(f)   The fund in foreign currency is basically represented of public and private securities.

There were no changes in the characteristics of the marketable securities disclosed above as compared to the information disclosed in the financial statements for the year ended December 31, 2015 (note 8).

The unrealized loss from the change in fair value of the available for sale securities, recorded in other comprehensive income, corresponds to an accumulated loss of R$73,052 net of income tax of R$38,025 as of June 30, 2016 (loss of R$8,466 net of income tax of R$1,987 as of December 31, 2015).

Additionally, on June 30, 2016, of the total of marketable securities, R$61,534 (R$99,264 as of December 31, 2015) were pledged as collateral (without restriction for use) for operations with future contracts denominated in U.S. Dollars and future contracts of corn, traded on the Futures and Commodities Exchange (“BM&FBOVESPA”).

The Company has also restricted cash of R$517,898 in the parent company and R$642,078 in the consolidated on June 30, 2016 (R$479,828 in the parent company and R$1,826,102 in the consolidated on December 31, 2015) (note16).

The Company conducted an analysis of sensitivity to foreign exchange rate (note 4.7).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

9.            TRADE ACCOUNTS RECEIVABLE, NET AND NOTES RECEIVABLE

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Trade accounts receivable, net
Domestic customers	1,581,165	1,925,827	1,581,165	1,925,827
Domestic related parties	1,666	3,015	1,666	3,015
Foreign customers	355,440	419,153	2,114,942	2,146,020
Foreign related parties	4,443,369	3,030,221	110,250	250,766
	6,381,640	5,378,216	3,808,023	4,325,628
( - ) Adjustment to present value	(9,573)	(13,232)	(9,573)	(13,232)
( - ) Allowance for doubtful accounts	(376,111)	(412,106)	(405,804)	(431,955)

	5,995,956	4,952,878	3,392,646	3,880,441

Current	5,981,071	4,948,745	3,377,761	3,876,308
Non-current	14,885	4,133	14,885	4,133

Credit notes	346,516	544,951	360,075	569,842
( - ) Adjustment to present value	(314)	(2,982)	(314)	(2,982)
( - ) Allowance for doubtful accounts	(31,899)	(32,363)	(31,899)	(32,363)

	314,303	509,606	327,862	534,497

Current	126,572	281,516	136,137	303,716
Non-current (1)	187,731	228,090	191,725	230,781

(1)   Weighted average maturity of 3.18 years.

Of the foreign related parties balance recorded in the parent company, R$2,196,297 were transferred in the Certificate of Agribusiness Receivables operation (“CRA”), being R$1,000,000 of the 1st issue occurred on September 29, 2015 an R$1,096,267 of the second issue as disclosed in note 20.1.

On June 30, 2016, notes receivable are comprised mainly by receivables from the (i) sale of Ana Rech assets to JBS, of R$76,882 and (ii) disposal of various other assets and farms, R$231,466.

The trade accounts receivable from related parties refers to transactions carried out with associates UP!, in the domestic market and with joint venture SATS BRF in the foreign market.

The rollforward of allowance for doubtful accounts is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Beginning balance	412,106	98,551	431,955	107,781
Additions	61,884	274,281	92,816	301,441
Business combination (1)	-	-	13,565	-
Reversals	(30,085)	(57,618)	(59,813)	(65,753)
Write-offs	(14,646)	(30,858)	(14,646)	(30,901)
Exchange rate variation	(53,148)	127,750	(58,073)	119,387
Ending balance	376,111	412,106	405,804	431,955

(1)     Balance arising from the business combination with Eclipse Holding Cöoperatief UA and GFS Group.

The aging of trade accounts receivable is as follows:

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Current	5,976,074	4,902,657	3,063,552	3,483,359
Overdue
01 to 60 days	24,158	56,088	316,447	343,216
61 to 90 days	4,799	7,927	25,248	30,301
91 to 120 days	7,356	3,414	6,135	37,723
121 to 180 days	17,718	1,922	20,053	7,027
181 to 360 days	13,845	61,653	22,943	70,845
More than 361 days	337,690	344,555	353,645	353,157
( - ) Adjustment to present value	(9,573)	(13,232)	(9,573)	(13,232)
( - ) Allowance for doubtful accounts	(376,111)	(412,106)	(405,804)	(431,955)
	5,995,956	4,952,878	3,392,646	3,880,441

10.         INVENTORIES

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Finished goods	1,721,612	1,437,670	3,162,081	2,601,130
Work in process	172,679	141,780	200,962	157,807
Raw materials	722,319	568,957	817,542	620,734
Packaging materials	54,361	54,605	79,851	83,567
Secondary materials	250,700	304,750	288,858	341,687
Spare parts	143,337	129,902	186,911	173,113
Imports in transit	81,399	143,757	108,675	154,769
Other	4,163	14,751	9,293	14,751
(-) Provision for adjustment to realizable value	(21,241)	(1,596)	(47,408)	(19,959)
(-) Provision for deterioration	(30,350)	(49,480)	(34,498)	(49,618)
(-) Provision for obsolescense	(7,748)	(8,878)	(7,974)	(12,182)
(-) Adjustment to present value	(39,394)	(32,888)	(39,394)	(32,888)
	3,051,837	2,703,330	4,724,899	4,032,911

The write-offs of products sold from inventories to cost of sales during the six months ended on June 30, 2016 totaled R$10,726,669 in the parent company and R$12,685,915 in the consolidated (R$9,343,238 in the parent company and R$10,272,597 in the consolidated as of June 30, 2015). Such amounts include the additions and reversals of inventory provisions presented in the table below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
	06.30.16
Beginning balance	(1,596)	(49,480)	(8,878)	(59,954)
Additions	(19,815)	(12,711)	(740)	(33,266)
Reversals	170	-	-	170
Write-offs	-	31,841	1,870	33,711
Ending balance	(21,241)	(30,350)	(7,748)	(59,339)

	Consolidated
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
	06.30.16
Beginning balance	(19,959)	(49,618)	(12,182)	(81,759)
Additions	(39,496)	(14,909)	(967)	(55,372)
Reversals	10,471	-	-	10,471
Write-offs	-	33,640	2,998	36,638
Exchange rate variation	1,576	(3,611)	2,177	142
Ending balance	(47,408)	(34,498)	(7,974)	(89,880)

On June 30, 2016 and 2015, there were no inventory items pledged as collateral for rural credit operations.

11.         BIOLOGICAL ASSETS

The current and non-current balances of biological assets are presented below:

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15

Live animals	1,617,440	1,322,317	1,646,538	1,329,861
Total current	1,617,440	1,322,317	1,646,538	1,329,861

Live animals	582,498	530,114	608,809	530,869
Forests	235,166	230,153	235,166	230,153
Total non-current	817,664	760,267	843,975	761,022
	2,435,104	2,082,584	2,490,513	2,090,883

Live animals are represented for poultry and pork and separated into consumable and for production. There were no changes in classification of nature of biological assets as compared to the information disclosed in the financial statements for the year ended December 31, 2015 (note 11).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The rollforward of biological assets for the period is presented below:

	Parent company
	Current			Non-current
	Live animals			Live animals		Forests		Total
	Poultry	Pork	Total	Poultry	Pork
	06.30.16			06.30.16
Beginning balance	587,918	734,399	1,322,317	294,175	235,939	230,153		760,267
Acquisition	120,965	788,146	909,111	18,191	89,031	20,254	(2)	127,476
Fair value variation (1)	856,993	105,884	962,877	40,435	(30,898)	-		9,537
Harvest	-	-	-	-	-	(15,152)		(15,152)
Write-off	-	-	-	-	-	(89)		(89)
Transfer between current and non-current	31,606	32,769	64,375	(31,606)	(32,769)	-		(64,375)
Transfer to inventories	(850,215)	(791,025)	(1,641,240)	-	-	-		-
Ending balance	747,267	870,173	1,617,440	321,195	261,303	235,166		817,664

	Consolidated
	Current			Non-current
	Live animals			Live animals		Forests		Total
	Poultry	Pork	Total	Poultry	Pork
	06.30.16			06.30.16
Beginning balance	595,462	734,399	1,329,861	294,930	235,939	230,153		761,022
Acquisition	121,027	788,146	909,173	22,557	89,031	20,254	(2)	131,842
Business combination (3)	-	17,870	17,870	24,008	5,780	-		29,788
Fair value variation (1)	877,104	105,203	982,307	38,632	(30,928)	-		7,704
Harvest	-	-	-	-	-	(15,152)		(15,152)
Write-off	-	-	-	-	-	(89)		(89)
Transfer between current and non-current	31,606	32,769	64,375	(31,606)	(32,769)	-		(64,375)
Transfer to sale	-	-	-	(2,129)	-	-		(2,129)
Transfer to inventories	(864,180)	(791,025)	(1,655,205)	-	-	-		-
Exchange variation	(2,906)	1,063	(1,843)	(4,980)	344	-		(4,636)
Ending balance	758,113	888,425	1,646,538	341,412	267,397	235,166		843,975

(1)       The fair value variance of biological assets includes depreciation of breeding stock in the amount of R$307,361 (R$543,605 as of December 31, 2015) in the parent company and R$318,737 (R$545,033 as of December 31, 2015) in the consolidated.

(2)       Transfer from property, plant and equipment of R$20,254 in the parent company and consolidated.

(3)       Balance arising from the business combination with Eclipse Holding Cöoperatief UA (pork) and GFS Group (poultry).

The quantities and balances per category of live animals are presented below:

	Parent company
	06.30.16		12.31.15
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	183,529	747,267	177,488	587,918
Immature pork	3,644	870,173	3,545	734,399
Total current	187,173	1,617,440	181,033	1,322,317

Production biological assets
Immature poultry	6,559	115,758	6,618	108,209
Mature poultry	11,299	205,437	11,382	185,966
Immature pork	179	57,694	184	51,188
Mature pork	395	203,609	385	184,751
Total non-current	18,432	582,498	18,569	530,114
	205,605	2,199,938	199,602	1,852,431

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	06.30.16		12.31.15
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	186,376	758,113	179,990	595,462
Immature pork	3,739	888,425	3,545	734,399
Total current	190,115	1,646,538	183,535	1,329,861

Production biological assets
Immature poultry	6,793	123,672	6,658	108,837
Mature poultry	11,810	217,740	11,418	186,093
Immature pork	181	58,587	184	51,188
Mature pork	403	208,810	385	184,751
Total non-current	19,187	608,809	18,645	530,869
	209,302	2,255,347	202,180	1,860,730

12.         RECOVERABLE TAXES

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
State ICMS ("VAT")	1,366,128	1,119,761	1,469,969	1,219,662
PIS and COFINS ("Federal Taxes to Social Fund Programs")	348,849	397,785	355,591	397,841
Income and social contribution tax (IR/CS)	342,455	359,787	414,609	416,562
IPI ("Federal VAT")	59,478	60,137	59,483	60,137
INSS ("Brazilian Social Security")	258,320	146,162	258,396	146,234
Other	58,711	97,296	115,684	131,471
(-) Provision for losses	(178,304)	(164,606)	(183,378)	(171,443)
	2,255,637	2,016,322	2,490,354	2,200,464

Current	1,027,035	1,074,175	1,237,580	1,231,759
Non-current	1,228,602	942,147	1,252,774	968,705

The rollforward of the provision for losses is presented below:

	Parent company
	State ICMS ("VAT")	PIS and COFINS ("Federal Taxes to Social Fund Programs")	Income and social contribution tax	IPI ("Federal VAT")	Other	Total
						06.30.16
Beginning balance	(113,892)	(25,074)	(8,985)	(14,740)	(1,915)	(164,606)
Additions	(19,408)	-	-	-	(35)	(19,443)
Write-offs	4,851	893	-	-	1	5,745
Ending balance	(128,449)	(24,181)	(8,985)	(14,740)	(1,949)	(178,304)

	Consolidated
	State ICMS ("VAT")	PIS and COFINS ("Federal Taxes to Social Fund Programs")	Income and social contribution tax	IPI ("Federal VAT")	Other	Total
						06.30.16
Beginning balance	(113,893)	(25,074)	(9,029)	(14,740)	(8,707)	(171,443)
Additions	(19,408)	(177)	-	-	(224)	(19,809)
Write-offs	4,851	893	-	-	202	5,946
Exchange rate variation	-	-	-	-	1,928	1,928
Ending balance	(128,450)	(24,358)	(9,029)	(14,740)	(6,801)	(183,378)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

13.         DISCONTINUED OPERATIONS

13.1.     Discontinued operations

On July 01, 2015, BRF concluded with Lactalis (“buyer”), the disposal of its manufacturing facilities of dairy segment, being such segment classified as discontinued until the date of transaction conclusion.

The statements of income and cash flows from discontinued operations that represent the dairy segment performance of dairy segment in the period of six-months ended June 30, 2015 are disclosed as follows:

STATEMENTS OF CASH FLOWS

	Parent company	Consolidated
	06.30.15	06.30.15
Net Sales	983,535	1,122,764
Cost of Sales	(786,821)	(905,752)
Gross Profit	196,714	217,012
Operating Income (Expenses)
Selling	(160,261)	(188,199)
General and Administrative	(9,191)	(13,477)
Other Operating Expenses, net	(11,071)	(20,682)
Income from Associates and Joint Ventures	(19,465)	(1,876)
Income (Loss) Before Financial Results	(3,274)	(7,222)
Financial Expenses	-	(292)
Financial Income	-	10
Income (Loss) Before Taxes	(3,274)	(7,504)
Income and Social Contribution Taxes	(3,798)	(8,507)
Deferred Income Tax	-	8,939
Net income (Loss) from Discontinued Operations	(7,072)	(7,072)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

STATEMENTS OF CASH FLOWS

	Parent company	Consolidated
	06.30.15	06.30.15
Net profit from discontinued operations	(7,072)	(7,072)
Adjustments to reconcile net income to net cash provided by discontinued
operations
Depreciation and amortization	76	4,035
Equity pick-up	19,465	1,876
Deferred income tax	-	(8,939)
Changes in operating assets and liabilities:
Trade accounts receivable	-	81,622
Inventories	-	(67,504)
Trade accounts payable	-	(54,600)
Other rights and obligations	15,838	53,002
Net cash provided by discontinued operating activities	28,307	2,420
Investing activities from discontinued operations
Capital increase in subsidiaries	(20,038)	-
Additions to property, plant and equipment	(8,269)	(12,305)
Net cash used investing activities from discontinued operations	(28,307)	(12,305)
Proceeds from debt issuance	-	10,038
Advance for future capital increase		10,000
Net cash (used in) provided by financing activities from discontinued operations	-	20,038
Net increase in cash and cash equivalents	-	10,153
Net cash provided by discontinued operations	-	10,153

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.         INCOME AND SOCIAL CONTRIBUTION TAXES

14.1.     Deferred income and social contribution taxes

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Assets
Tax loss carryforwards (corporate income tax)	932,898	1,008,022	1,007,437	1,077,653
Negative calculation basis (social contribution tax)	368,846	399,886	368,969	400,092

Temporary differences
Provisions for tax, civil and labor risks	240,721	216,564	244,204	220,047
Suspended collection taxes	20,952	62,954	20,952	62,954
Allowance for doubtful accounts	99,135	112,251	100,004	113,120
Provision for property, plant and equipment losses	6,643	5,546	6,643	5,546
Provision for tax credits	56,969	52,260	57,579	52,803
Provision for other obligations	60,690	91,834	62,910	93,744
Employees' profit sharing	2,321	87,254	2,321	87,254
Provision for inventory losses	20,227	19,985	20,227	19,985
Employees' benefits plan	108,351	101,675	108,351	101,675
Business combination - Sadia (1)	390,116	451,222	390,116	451,222
Unrealized losses on derivatives financial instruments	221,631	105,359	221,631	105,359
Provision for losses - other debtors	11,837	11,321	11,837	11,321
Estimated annual effective tax rate - CPC 21	258,429	-	258,429	-
Other temporary differences	80,133	77,280	97,509	85,110
	2,879,899	2,803,413	2,979,119	2,887,885

Liabilities
Temporary differences
Business combination - Sadia (1)	(710,196)	(719,374)	(710,196)	(719,374)
Business combination - other companies (2)	-	-	(50,816)	(21,588)
Unrealized gains on derivatives	(5,305)	(28,035)	(5,305)	(28,035)
Difference between tax basis and accounting basis of goodwill amortization	(230,528)	(206,770)	(230,528)	(206,770)
Difference between tax depreciation rate and accounting depreciation rate (useful life)	(651,068)	(601,040)	(651,068)	(601,040)
Other temporary differences	(162,100)	686	(170,581)	(55,102)
	(1,759,197)	(1,554,533)	(1,818,494)	(1,631,909)

Total net deferred tax assets	1,120,702	1,248,880	1,160,625	1,255,976

Business combination - Dánica and Avex	-	-	(8,029)	(12,474)
Business combination - AFC	-	-	(35,709)	(45,164)
Business combination - AKF	-	-	(4,609)	(5,870)
Business combination - Federal Foods	-	-	(7,926)	(10,228)
Business combination - Invicta	-	-	(32,883)	(50,067)
Other - exchange variation	-	-	(86,985)	(64,517)
	-	-	(176,141)	(188,320)
Total deferred tax	1,120,702	1,248,880	984,484	1,067,656

(1)          The deferred tax asset on the business combination with Sadia is mainly computed on the difference between the accounting and tax basis of goodwill determined in the purchase price allocation. Deferred tax liabilities on business combinations Sadia are substantially represented by the fair value of property, plant and equipment, trademarks and contingent liabilities.

(2)          Deferred tax asset related to the business combinations with Quickfood (Trademarks, Customer relationship, Fixed assets reevaluation) and AFC (Customer relationship).

The rollforward of deferred tax is set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15

Beginning balance	1,248,880	751,932	1,067,656	623,831
Deferred income and social contribution taxes recognized in the statement of income	258,580	372,283	260,235	406,587
Deferred income and social contribution taxes - write-off dairy business	-	(200,617)	-	(200,617)
Deferred income and social contribution taxes recognized in other comprehensive income	(386,758)	327,387	(388,049)	328,090
Business combination	-	-	(4,736)	(39,240)
Exchange variation over deferred income and social contribution taxes related to business combination	-	-	41,038	(30,266)
Other	-	(2,105)	8,340	(20,729)
Ending balance	1,120,702	1,248,880	984,484	1,067,656

Certain subsidiaries of the Company have tax loss carryforwards and negative basis of social contribution of R$16,352 and R$16,169, respectively, (R$16,365 and R$16,181 as of December 31, 2015), for which no deferred tax asset was recorded. If there was an expectation that such tax credits would be realized the amount to be recognized in the balance sheet would be R$5,543 (R$5,547 as of December 31, 2015).

14.2.      Estimated time of realization

Deferred tax arising from temporary differences that will be realized as they are settled or realized. The period of the settlement or realization of such differences would not be properly estimated and is tied to several factors that are not under control of Management.

When assessing the likelihood of the realization of deferred tax assets on income tax loss carryforward and negative calculation bases of social contribution tax, Management considers the Company’s budget, strategic plan and projected taxable income. Based on this estimate, Management believes that it is probable that the deferred tax will be realized, as shown below:

	Parent company	Consolidated
2016	155,995	160,513
2017	221,438	236,136
2018	294,633	310,135
2019	342,229	358,016
2020 onwards	287,449	311,606
	1,301,744	1,376,406

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.3.     Income and social contribution taxes reconciliation

	Parent company		Consolidated
	06.30.16	06.30.15	06.30.16	06.30.15

Income before taxes from continued operations	54,979	925,628	75,820	934,550
Nominal tax rate	34%	34%	34%	34%
Expected tax expense at nominal tax rate	(18,693)	(314,714)	(25,779)	(317,747)

Reconciling itens:
Equity interest in income of subsidiaries, associates and joint venture	(219,769)	328,741	5,687	(24,081)
Exchange rate variation on foreign investments	(202,799)	88,076	(215,638)	119,561
Difference of tax rates on results of foreign subsidiaries	-	-	(235,274)	324,480
Interest on shareholders' equity	174,493	144,792	174,493	144,792
Penalties	(1,528)	(2,212)	(1,528)	(2,217)
Investment grant	17,227	18,389	17,227	18,389
Estimated annual effective tax rate - CPC 21	258,429	(349,596)	258,429	(349,596)
Other permanent differences	7,329	(13,019)	5,104	(13,949)
	14,689	(99,543)	(17,279)	(100,368)

Current income tax	(243,891)	3,798	(277,514)	(9,744)
Deferred income tax	258,580	(103,341)	260,235	(90,624)

The taxable income, current and deferred income tax from foreign subsidiaries is presented below:

	Consolidated
	06.30.16	06.30.15
Taxable income (loss) from foreign subsidiaries	(680,336)	1,038,675
Current income tax credit (expense) from foreign subsidiaries	(32,012)	(12,603)
Deferred income tax from foreign subsidiaries	1,004	91

The Company has determined that the earnings recorded by the holdings of its wholly-owned subsidiaries located abroad will not be redistributed.

Such resources will be used for investments in the subsidiaries, and thus no deferred income tax was recognized. The total of undistributed earnings corresponds to R$3,561,426 as of June 30, 2016 (R$4,949,957 as of December 31, 2015).

Brazilian income taxes are subject to review for a 5-year period, during which the tax authorities might audit and assess the Company for additional taxes and penalties. Subsidiaries located abroad are taxed in their respective jurisdictions, according to local regulations.

15.         JUDICIAL DEPOSITS

The rollforward of the judicial deposits is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	Tax	Labor	Civil, commercial and other	Total
	06.30.16
Beginning balance	376,660	304,942	43,722	725,324
Additions	26,333	67,445	3,642	97,420
Reversals	(404)	(7,293)	(3,934)	(11,631)
Write-offs	-	(26,806)	(2,770)	(29,576)
Price index update	19,921	18,678	2,206	40,805
Ending balance	422,510	356,966	42,866	822,342

	Consolidated
	Tax	Labor	Civil, commercial and other	Total
	06.30.16
Beginning balance	376,667	311,319	44,120	732,106
Additions	26,333	69,229	3,642	99,204
Business combination (1)	124	36	-	160
Reversals	(808)	(7,293)	(2,770)	(10,871)
Write-offs	-	(26,806)	(3,935)	(30,741)
Price index update	20,343	18,679	2,206	41,228
Exchange rate variation	-	(2,062)	-	(2,062)
Ending balance	422,659	363,102	43,263	829,024

(1)     Balance arising from the business combination with Eclipse Holding Cöopertief UA.

16.         RESTRITED CASH

			Average interest rate (p.a.)	Parent company		Consolidated
	Maturity (1)	Currency		06.30.16	12.31.15	06.30.16	12.31.15

Bank deposit certificates (2)	0.99	R$	13.96%	359,737	337,041	359,737	337,041
National treasury certificates (3)	3.72	R$	24.22%	158,161	142,787	158,161	142,787
Bank deposit (4)	-	US$	-	-	-	124,180	1,346,274
				517,898	479,828	642,078	1,826,102

Current				58,000	-	182,180	1,346,274
Non-current				459,898	479,828	459,898	479,828

(1)         Weighted average maturity in years.

(2)         Deposit with maturity in 2017, which was pledged as collateral in the disposal of the dairy segment to Groupe Lactalis (“Parmalat”).

(3)         The national treasury certificates, which mature on 2020, are pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”) (note 20).

(4)         Deposit related to the business combination with Alimentos Calchaquí Productos 7 S.A. and Eclipse Holding Cöoperatief UA (note 6).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.         INVESTMENTS IN SUBSIDIARIES, ASSOCIATES AND JOINT VENTURES

17.1.     Investments breakdown

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Investment in subsidiaries and associates	5,152,608	6,918,123	68,089	102,465
Goodwill Quickfood	204,950	290,884	-	-
Goodwill SATS BRF	-	-	5,900	6,838
Goodwill AKF	-	-	-	75,113
	5,357,558	7,209,007	73,989	184,416
Other investments	1,107	1,107	1,372	1,476
	5,358,665	7,210,114	75,361	185,892

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.2.     Summary of financial information of associates

	Avipal Centro Oeste S.A.	BRF GmbH	Establec. Levino Zaccardi	K&S Alimentos S.A (1)	PSA Labor. Veter. Ltda.	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob.
	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16	06.30.16
Current assets	-	540,025	492	29,192	3,760	239,871	12,111	1,831	17,545	1,321	55,638
Non-current assets	-	4,948,744	1	6,758	2,634	170,907	117,100	232,577	198,345	289,852	797
Current liabilities	-	(393,503)	(324)	(773)	(563)	(338,804)	(15,252)	(1,827)	(5,101)	(364,425)	(1,630)
Non-current liabilities	-	(541,721)	(36)	-	-	(135,146)	(8,365)	-	-	-	(26)
Shareholders' equity	-	(4,553,545)	(133)	(35,177)	(5,831)	63,172	(105,594)	(232,581)	(210,789)	73,252	(54,779)

Net revenues	-	4,451	-	-	-	623,416	1,087	-	17,831	-	-
Net income (loss)	(38)	(607,790)	22	1,708	267	(64,396)	(8,358)	20,098	(11,102)	(3,578)	2,017

	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15	12.31.15
Current assets	38	1,983,779	694	-	3,627	376,754	15,566	1,761	22,563	16,754	53,216
Non-current assets	-	4,985,251	105	-	2,497	215,704	171,536	264,059	295,004	341,238	1,090
Current liabilities	-	(24,150)	(614)	-	(560)	(358,517)	(15,790)	(2,182)	(9,503)	(3,027)	(1,518)
Non-current liabilities	-	(736,469)	(22)	-	-	(248,232)	(12,928)	-	-	(440,306)	(25)
Shareholders' equity	(38)	(6,208,411)	(163)	-	(5,564)	14,291	(158,384)	(263,638)	(308,064)	85,341	(52,763)

Net revenues	-	15,514	-	-	-	1,326,887	66	-	35,658	-	-
Net income (loss)	-	2,094,392	(1,107)	-	550	(43,418)	(15,230)	5,956	85,345	(19,819)	5,907

(1)     On March 18, 2016, the Company acquired control and total shares, being treated as wholly-owned subsidiary from this date.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.3.     Rollforward of the interest in subsidiaries and associates – Parent company

	Subsidiaries											Associates
	Avipal Centro Oeste S.A.	BRF GmbH	Establec. Levino Zaccardi	K&S Alimentos S.A.(1)	PSA Labor. Veter. Ltda	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob	K&S Alimentos S.A.(1)	PP-BIO Adm. Bem próprio S.A.	PR-SAD Adm. Bem próprio S.A.	UP! Alimentos Ltda	Total
																06.30.16	12.31.15
a) Capital share as of June 30, 2016
% of share	100.00%	100.00%	98.26%	100.00%	99.99%	90.05%	43.10%	100.00%	94.90%	100.00%	100.00%	0.00%	33.33%	33.33%	50.00%
Total number of shares and membership interests	6,963,854	1	100	27,664,086	5,463,850	36,469,606	594,576,682	900	2,444,753,091	50,000	14,249,459	-	-	-	1,000
Number of shares and membership interest held	6,963,854	1	98	27,664,086	5,463,849	32,841,224	256,253,695	900	2,319,989,778	50,000	14,249,459	-	-	-	500

b) Information as of June 30, 2016
Capital stock	5,972	6,719	1,420	27,664	5,564	28,117	257,336	2,889	262,582	3	40,061	-	-	-	1
Shareholders' equity	-	4,553,545	133	35,177	5,831	(63,172)	105,594	232,581	210,789	(73,252)	54,779	-	-	-	24,725
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	86,064	-	-	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	118,886	-	-	-	-	-	-	-	-	-
Income (loss) for the period	(38)	(607,790)	22	1,708	267	(64,396)	(8,358)	20,098	(11,102)	(3,578)	2,017	4,687	-	-	24,724

c) Balance of investments as of June 30, 2016
Beginning balance	38	6,208,415	160	-	5,561	290,884	68,203	263,637	292,344	-	52,761	21,911	1,664	3,428	1	7,209,007	3,998,880
Equity pick-up	(38)	(607,790)	22	1,708	267	(57,989)	(3,602)	20,098	(10,535)	(3,578)	2,017	2,297	-	-	12,362	(644,761)	1,994,569
Unrealized profit in inventory	-	-	-	-	-	853	38	-	-	-	-	-	-	-	-	891	8,644
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	3,474	-	-	-	-	-	-	-	-	-	-	-	-	-	3,474	(5,016)
Exchange rate variation on goodwill	-	-	-	-	-	(83,426)	-	-	-	-	-	-	-	-	-	(83,426)	(14,087)
Goodwill	-	-	-	-	-	(2,508)	-	-	-	-	-	-	-	-	-	(2,508)	(7,206)
Exchange rate variation on foreign investments	-	(505,402)	-	-	-	-	-	(50,943)	(55,790)	15,667	-	-	-	-	-	(596,468)	1,099,891
Other comprehensive income	-	(539,434)	(51)	-	-	13,203	(19,141)	(211)	(25,986)	-	(1)	-	-	-	-	(571,621)	220,588
Increase / decrease in capital	-	-	-	-	-	-	-	-	-	-	-	-	150	480	-	630	620,138
Acquisition of non-controlling interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(259,101)
Appreciation in exchange of shares	-	1,234	-	-	-	-	-	-	-	-	-	-	-	-	-	1,234	111,247
Dividends and interests on shareholders' equity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(67,197)
Write-off of investment	-	-	-	24,208	-	-	-	-	-	-	-	(24,208)	-	-	-	-	-
Loss of ownership interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,696)
Write-off of investment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(247,282)
Acquisition of equity interest	-	-	-	9,262	-	-	-	-	-	-	-	-	-	-	-	9,262	-
Impairment losses for investments	-	-	-	-	-	43,933	-	-	-	(12,089)	-	-	-	-	-	31,844	56,623
Transfer to held for sale and discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(298,988)
	-	4,560,497	131	35,178	5,828	204,950	45,498	232,581	200,033	-	54,777	-	1,814	3,908	12,363	5,357,558	7,209,007

(1)     On March 18, 2016, the Company acquired control and total shares, being treated as wholly-owned subsidiary from this date.

The losses related to exchange rate variation on the investments in foreign subsidiaries, whose functional currency is Brazilian Reais, totaled R$634,228 on June 30, 2016 (gain of R$351,647 as of June 30, 2015) and were recognized as financial income.

On June 30, 2016, these subsidiaries, associates and joint ventures do not have any significant restriction to transfer dividends or repay their loans or advances to the Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.4.     Summary of financial information of associates

	K&S(1)		Minerva	Nutrifont	PP-BIO		PR-SAD		UP!		Total
	06.30.16	12.31.15	12.31.15	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15
Current assets	-	54,679	-	-	-	-	-	-	74,376	79,250
Non-current assets	-	13,211	-	-	5,442	4,992	11,724	10,284	195	217
Current liabilities	-	(22,293)	-	-	-	-	-	-	(49,846)	(79,466)
Non-current liabilities	-	(882)	-	-	-	-	-	-	-	-
Shareholder's equity	-	44,715	-	-	5,442	4,992	11,724	10,284	24,725	1

% of participation	0.00%	49.00%	15.11%	50.00%	33.33%	33.33%	33.33%	33.33%	50.00%	50.00%

Book value of investment	-	21,911	-	-	1,814	1,664	3,908	3,428	12,363	1
Transfer to held for sale	-	-	-	-	-	-	-	-	-	-
Book value of investment	-	21,911	-	-	1,814	1,664	3,908	3,428	12,363	1	18,085	27,004

Dividends declared	-	1,365	-	-	-	-	-	-	-	25,994	-	27,359

	K&S(1)		Minerva	Nutrifont	PP-BIO		PR-SAD		UP!
	06.30.16	06.30.15	06.30.15	06.30.15	06.30.16	06.30.15	06.30.16	06.30.15	06.30.16	06.30.15
Net revenues	24,843	63,655	2,572,183	-	-	-	-	-	93,065	92,804
Net income (loss)	4,687	10,310	(530,797)	-	-	-	-	-	24,724	22,959

Equity pick-up	2,297	5,050	(86,467)	(1,301)	-	-	-	-	12,362	11,480
Transfer to held for sale	-	-	-	1,301	-	-	-	-	-	-
Equity pick-up	2,297	5,050	(86,467)	-	-	-	-	-	12,362	11,480	14,659	(69,937)

(1)     On March 18, 2016, the Company acquired control and total shares, being treated as wholly-owned subsidiary from this date.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.5.     Summary of financial information of joint venture

	AKF (1)		SATS BRF		Total
	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15
Assets
Current	-	138,208	184,573	253,452
Cash and cash equivalents	-	27,549	42,566	84,148
Prepaid expenses	-	1,642	2,053	386
Other current assets	-	109,017	139,954	168,918
Non-current	-	9,122	11,269	14,414
Liabilities
Current	-	(105,290)	(93,794)	(145,547)
Trade accounts payable	-	(4,514)	(60,540)	(126,931)
Tax payable	-	(5,989)	-	-
Other current liabilities	-	(94,787)	(33,254)	(18,616)
Non-current	-	(3,228)	-	-
Deferred taxes	-	(3,228)	-	-
Shareholder's equity	-	38,812	102,048	122,319

% of equity interest	0.00%	40.00%	49.00%	49.00%

Book value of investment	-	15,525	50,004	59,936	50,004	75,461

	AKF		SATS BRF		Total
	06.30.16	06.30.15	06.30.16	06.30.15	06.30.16	06.30.15
Net sales	223,634	148,512	343,783	-
Depreciation and amortization	(657)	(730)	(863)	-
Financial expense	-	(301)	(855)	-
Income before taxes	9,024	7,156	(3,148)	-
Net income (loss)	9,024	7,156	(3,148)	-

% of equity interest	40.00%	40.00%	49.00%	0.00%

Equity pick-up	3,610	2,862	(1,543)	-	2,067	2,862

(1)     On June 20, 2016, the Company acquired control, being treated as indirect subsidiary and consequently consolidated.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

18.         PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment rollforward is presented below:

	Parent company
	Weighted average depreciation rate (p.a.)	12.31.15	Additions	Disposals	Reversals	Transfers (1)	06.30.16
Cost
Land	-	593,601	12	(27)	-	(3,806)	589,780
Buildings and improvements	-	5,084,454	15,743	(4,867)	-	85,608	5,180,938
Machinery and equipment	-	6,534,819	82,920	(50,713)	-	372,436	6,939,462
Facilities	-	1,699,013	192	(1,980)	-	119,832	1,817,057
Furniture	-	112,947	153	(1,090)	-	5,387	117,397
Vehicles	-	16,801	-	(884)	-	(2,660)	13,257
Construction in progress	-	715,832	717,132	-	-	(613,020)	819,944
Advances to suppliers	-	4,156	28,897	-	-	(20,093)	12,960
		14,761,623	845,049	(59,561)	-	(56,316)	15,490,795

Depreciation
Buildings and improvements	3.04%	(1,477,380)	(72,925)	1,134	-	6,043	(1,543,128)
Machinery and equipment	5.89%	(2,576,709)	(196,422)	41,934	-	(2,094)	(2,733,291)
Facilities	3.73%	(530,384)	(36,742)	1,293	-	(357)	(566,190)
Furniture	7.96%	(47,185)	(4,530)	889	-	24	(50,802)
Vehicles	19.94%	(9,200)	(391)	602	-	2,546	(6,443)
		(4,640,858)	(311,010)	45,852	-	6,162	(4,899,854)
Provision for losses		(19,779)	-	-	184	-	(19,595)
		10,100,986	534,039	(13,709)	184	(50,154)	10,571,346

(1)         Refers to the transfer of R$27,374 to intangible assets, R$20,254 to biological assets (forests) and R$2,526 to assets held for sale.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Weighted average depreciation rate (p.a.)	12.31.15	Additions	Business combinations (2)	Disposals	Reversals	Transfers (1)	Exchange rate variation	06.30.16
Cost
Land	-	584,721	23	33,150	(129)	-	(3,806)	(11,668)	602,291
Buildings and improvements	-	5,437,937	17,515	164,359	(4,868)	-	85,609	(92,315)	5,608,237
Machinery and equipment	-	7,027,145	87,928	290,430	(49,950)	-	359,400	(159,553)	7,555,400
Facilities	-	1,854,467	338	53,154	(1,982)	-	121,705	(34,420)	1,993,262
Furniture	-	137,869	2,033	11,918	(1,341)	-	4,470	(4,525)	150,424
Vehicles	-	20,317	28	10,635	(1,970)	-	252	(816)	28,446
Construction in progress	-	789,782	848,647	4,693	-	-	(624,343)	(41,985)	976,794
Advances to suppliers	-	18,760	28,745	238	-	-	(20,093)	(656)	26,994
		15,870,998	985,257	568,577	(60,240)	-	(76,806)	(345,938)	16,941,848

Depreciation
Buildings and improvements	3.04%	(1,525,943)	(82,054)	(75,952)	1,136	-	6,331	26,871	(1,649,611)
Machinery and equipment	5.86%	(2,786,003)	(223,401)	(155,499)	42,667	-	(1,316)	72,602	(3,050,950)
Facilities	3.79%	(549,890)	(41,047)	(29,316)	1,295	-	(357)	7,553	(611,762)
Furniture	7.97%	(64,652)	(5,855)	(8,258)	1,151	-	238	7,700	(69,676)
Vehicles	20.06%	(8,979)	(1,353)	(8,620)	1,514	-	2,540	694	(14,204)
		(4,935,467)	(353,710)	(277,645)	47,763	-	7,436	115,420	(5,396,203)
Provision for losses		(19,779)	-	-	-	184	-	-	(19,595)
		10,915,752	631,547	290,932	(12,477)	184	(69,370)	(230,518)	11,526,050

(1)         Refers to the transfer of R$87,812 to intangible assets, R$20,254 to biological assets (forests) and R$17,048 to assets held to sale.

(2)         Balance arising from business combination with AKF, Alimentos Calchaquí Productos 7 S.A., Eclipse Holding Cöoperatief UA, GFS Group, K&S and Universal Meats (UK).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company has fully depreciated items that are still operating, which are set forth below:

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Cost
Buildings and improvements	114,138	166,614	119,301	169,995
Machinery and equipment	630,904	704,822	665,048	752,458
Facilities	69,111	96,273	72,750	102,017
Furniture	15,418	15,994	21,207	19,338
Vehicles	4,011	3,500	4,756	4,166
Others	52,253	56,185	52,253	56,185
	885,835	1,043,388	935,315	1,104,159

During the six-month period ended June 30, 2016, the Company capitalized interest in the amount of R$18,882 in the parent company and in the consolidated (R$9,408 in the parent company and R$9,562 in the consolidated in June 30, 2015). The weighted average interest rate utilized to determine the capitalized amount was 5.82% p.a. in the parent company and 5.86% in the consolidated (5.86% p.a. in the parent company and 6.06% p.a. in the consolidated in June 30, 2015).

On June 30, 2016, except for the built to suit agreement mentioned in note 24.2, the Company had no commitments assumed related to acquisition or construction of property, plant and equipment items.

The property, plant and equipment items that are pledged as collateral for various transactions are presented below:

		Parent company and Consolidated
		06.30.16	12.31.15
	Type of collateral	Book value of the collateral	Book value of the collateral
Land	Financial/Tax	280,686	217,427
Buildings and improvements	Financial/Tax	1,727,823	1,522,478
Machinery and equipment	Financial/Labor/Tax/Civil	2,527,075	1,774,781
Facilities	Financial/Tax	762,577	493,103
Furniture	Financial/Tax	26,443	27,004
Vehicles	Financial/Tax	834	2,306
Others	Financial/Tax	83,486	70,083
		5,408,924	4,107,182

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.         INTANGIBLES

The intangible assets rollforward is set forth below:

		Parent company
	Weighted average amortization rate (p.a.)	12.31.15	Additions	Disposals	Transfers	06.30.16
Cost
Non-compete agreement	-	-	10,382	(277)	-	10,105
Goodwill	-	2,096,587	-	-	-	2,096,587
Ava	-	49,368	-	-	-	49,368
Eleva Alimentos	-	808,140	-	-	-	808,140
Incubatório Paraíso	-	656	-	-	-	656
Paraíso Agroindustrial	-	16,751	-	-	-	16,751
Perdigão Mato Grosso	-	7,636	-	-	-	7,636
Sadia	-	1,214,036	-	-	-	1,214,036
Outgrowers relationship	-	14,197	506	-	-	14,703
Trademarks	-	1,173,000	-	-	-	1,173,000
Patents	-	3,720	2,250	-	-	5,970
Software	-	404,673	35,017	(28,471)	27,514	438,733
		3,692,177	48,155	(28,748)	27,514	3,739,098

Amortization
Non-compete agreement	42.34%	-	(1,890)	277	-	(1,613)
Outgrowers relationship	12.50%	(5,777)	(932)	-	-	(6,709)
Patents	17.82%	(2,092)	(573)	-	-	(2,665)
Software	20.00%	(232,751)	(51,344)	28,590	(140)	(255,645)
		(240,620)	(54,739)	28,867	(140)	(266,632)
		3,451,557	(6,584)	119	27,374	3,472,466

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		Consolidated
	Weighted average amortization rate (p.a.)	12.31.15	Additions	Disposals	Business combination (1)	Transfers	Exchange rate variation	06.30.16
Cost
Non-compete agreement	-	15,738	10,382	(277)	-	-	(4,532)	21,311
Goodwill	-	2,778,102	-	-	2,358,148	42,404	(577,165)	4,601,489
AKF	-	-	-	-	128,645	42,404	-	171,049
Alimentos Calchaquí	-	-	-	-	345,966	-	(35,663)	310,303
Ava	-	49,368	-	-	-	-	-	49,368
Avex	-	27,550	-	-	-	-	(7,936)	19,614
BRF AFC	-	196,063	-	-	-	-	(33,990)	162,073
BRF Invicta	-	170,776	-	-	-	-	(45,348)	125,428
Dánica	-	7,013	-	-	-	-	(2,020)	4,993
Eclipse Holding Cooperatief	-	-	-	-	143,106	-	(14,751)	128,355
Eleva Alimentos	-	808,140	-	-	-	-	-	808,140
Federal Foods	-	84,419	-	-	-	-	(15,016)	69,403
GFS Group	-	-	-	-	1,079,357	-	(230,121)	849,236
GQFE - Golden Quality Foods Europe	-	-	-	-	3,108	-	(629)	2,479
Incubatório Paraíso	-	656	-	-	-	-	-	656
Invicta Food Group	-	925	-	-	-	-	(246)	679
Paraíso Agroindustrial	-	16,751	-	-	-	-	-	16,751
Perdigão Mato Grosso	-	7,636	-	-	-	-	-	7,636
Plusfood	-	27,786	-	-	-	-	(4,640)	23,146
Quickfood	-	166,983	-	-	-	-	(48,097)	118,886
Sadia	-	1,214,036	-	-	-	-	-	1,214,036
Qatar National Import and Export Co	-	-	-	-	564,242	-	(114,807)	449,435
Universal Meats Ltd.	-	-	-	-	93,724	-	(23,901)	69,823
Import quotas	-	62,233	-	-	-	-	(16,526)	45,707
Outgrowers relationship	-	14,197	506	-	-	-	-	14,703
Trademarks	-	1,372,018	-	-	-	-	(57,323)	1,314,695
Patents	-	4,870	2,250	-	-	2	(62)	7,060
Customer relationship	-	620,853	-	-	-	18,437	(136,830)	502,460
Supplier relationship	-	9,670	-	(6,510)	-	-	(1,168)	1,992
Software	-	462,760	36,893	(28,635)	5,708	30,111	(14,648)	492,189
		5,340,441	50,031	(35,422)	2,363,856	90,954	(808,254)	7,001,606

Amortization
Non-compete agreement	30.07%	(786)	(3,244)	277	-	-	458	(3,295)
Import quotas	9.76%	-	(14,360)	-	-	-	2,934	(11,426)
Outgrowers relationship	12.50%	(5,777)	(932)	-	-	-	-	(6,709)
Patents	18.16%	(3,025)	(766)	-	-	-	54	(3,737)
Customer relationship	7.71%	(49,788)	(25,322)	-	-	(2,727)	15,494	(62,343)
Supplier relationship	42.00%	(9,670)	-	6,510	-	-	1,168	(1,992)
Software	20.00%	(260,484)	(55,712)	28,562	(3,164)	(415)	7,035	(284,178)
		(329,530)	(100,336)	35,349	(3,164)	(3,142)	27,143	(373,680)
		5,010,911	(50,305)	(73)	2,360,692	87,812	(781,111)	6,627,926

(1)     Balance arising from business combination with Alimentos Calchaquí Productos 7 S.A., Eclipse Holding Cöoperatief UA, Federal Foods Qatar, GFS Group and Universal Meats (UK).

For the six-month period ended June 30, 2015, Management did not identify and event that could indicate an impairment of such assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

20.         LOANS AND FINANCING

	Parent company
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	06.30.16	Current	Non-current	12.31.15
Local currency

Working capital	8.75% (7.24% on 12.31.15)	8.75% (7.24% on 12.31.15)	0.8	1,109,571	-	1,109,571	1,169,635	-	1,169,635

Certificate of agribusiness receivables	96.70% of CDI (96.90% of CDI on 12.31.15)	13.66% (13.67% on 12.31.15)	2.6	15,814	1,985,504	2,001,318	33,078	992,165	1,025,243

Development bank credit lines	Fixed rate / Selic / TJLP + 0.76% (Fixed rate/Selic / TJLP + 1.00% on 12.31.15)	5.35% (4.57% on 12.31.15)	1.5	306,937	677,114	984,051	217,426	508,928	726,354

Bonds	7.75% (7.75% on 12.31.15)	7.75% (7.75% on 12.31.15)	1.9	4,140	498,354	502,494	4,140	497,921	502,061

Export credit facility	14.18% (0.00% on 12.31.15)	14.18% (0.00% on 12.31.15)	2.7	64,384	1,850,000	1,914,384	-	-	-

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.15)	17.11% (15.44% on 12.31.15)	3.7	1,784	242,286	244,070	3,315	231,488	234,803

Other secured debts	8.50% (8.14% on 12.31.15)	8.50% (8.14% on 12.31.15)	2.4	32,376	112,163	144,539	32,580	127,077	159,657

Fiscal incentives	2.40% (2.40% on 12.31.15)	2.40% (2.40% on 12.31.15)	0.1	14,507	-	14,507	1,872	-	1,872

				1,549,513	5,365,421	6,914,934	1,462,046	2,357,579	3,819,625

Foreign currency

Bonds	4.08% (4.08% on 12.31.15) + e.r. US$ and EUR	4.08% (4.08% on 12.31.15) + e.r. US$ and EUR	7.0	26,548	6,187,166	6,213,714	61,808	7,521,727	7,583,535

Export credit facility	LIBOR + 1.68% (LIBOR + 2.05% on 12.31.15) + e.r. US$	2.93% (2.79% on 12.31.15) + e.r. US$	1.2	952,868	822,140	1,775,008	598,109	1,163,574	1,761,683

Advances for foreign exchange rate contracts	2.00% (1.76% + e.r. US$) + e.r. US$	2.00% (1.76% + e.r. US$) + e.r. US$	0.5	531,421	-	531,421	391,053	-	391,053

Development bank credit lines	UMBNDES + 2.20% (UMBNDES + 2.26% on 12.31.15) + e.r. US$ and other currencies	6.30% (6.34% on 12.31.15) + e.r. US$ and other currencies	1.0	9,484	5,358	14,842	12,630	11,575	24,205

				1,520,321	7,014,664	8,534,985	1,063,600	8,696,876	9,760,476
				3,069,834	12,380,085	15,449,919	2,525,646	11,054,455	13,580,101

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	06.30.16	Current	Non-current	12.31.15
Local currency

Working capital	8.75% (7.24% on 12.31.15)	8.75% (7.24% on 12.31.15)	0.8	1,109,571	-	1,109,571	1,169,635	-	1,169,635

Certificate of agribusiness receivables	96.70% of CDI (96.90% of CDI on 12.31.15)	13.66% (13.67% on 12.31.15)	2.6	15,814	1,985,504	2,001,318	33,078	992,165	1,025,243

Development bank credit lines	Fixed rate / Selic / TJLP + 0.76% (Fixed rate/Selic / TJLP + 1.00% on 12.31.15)	5.35% (4.57% on 12.31.15)	1.5	306,937	677,114	984,051	217,426	508,928	726,354

Bonds	7.75% (7.75% on 12.31.15)	7.75% (7.75% on 12.31.15)	1.9	4,140	498,354	502,494	4,140	497,921	502,061

Export credit facility	14.18% (0.00% on 12.31.15)	14.18% (0.00% on 12.31.15)	2.7	64,384	1,850,000	1,914,384	-	-	-

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.15)	17.11% (15.44% on 12.31.15)	3.7	1,784	242,286	244,070	3,315	231,488	234,803

Other secured debts	8.50% (8.14% on 12.31.15)	8.50% (8.14% on 12.31.15)	2.4	32,376	112,163	144,539	32,580	127,077	159,657

Fiscal incentives	2.40% (2.40% on 12.31.15)	2.40% (2.40% on 12.31.15)	0.1	14,507	-	14,507	1,872	-	1,872

				1,549,513	5,365,421	6,914,934	1,462,046	2,357,579	3,819,625

Foreign currency

Bonds	5.11% (5.23% on 12.31.15) + e.r. US$, EUR and ARS	5.11% (5.23% on 12.31.15) + e.r. US$, EUR and ARS	6.4	447,721	6,698,024	7,145,745	159,445	8,628,430	8,787,875

Export credit facility	LIBOR + 1.82% (LIBOR + 2.15% on 12.31.15) + e.r. US$	2.98% (2.85% on 12.31.15) + e.r. US$	1.3	953,447	1,142,769	2,096,216	598,811	1,553,520	2,152,331

Advances for foreign exchange rate contracts	2.00% (1.76% on 12.31.15) + e.r. US$	2.00% (1.76% on 12.31.15) + e.r. US$	0.5	531,421	-	531,421	391,053	-	391,053

Development bank credit lines	UMBNDES + 2.20% (UMBNDES + 2.26% on 12.31.15) + e.r. US$ and other currencies	6.30% (6.34% on 12.31.15) + e.r. US$ and other currencies	1.0	9,484	5,358	14,842	12,630	11,575	24,205

Other secured debts	15.02% (15.09% on 12.31.15) + e.r. ARS	15.02% (15.09% on 12.31.15) + e.r. ARS	0.4	818	-	818	3,535	-	3,535

Working capital	19.37% (22.00% on 12.31.15) + e.r. US$ and ARS / 2,48% + e.r (OMR/THB)	19.37% (22.00% on 12.31.15) + e.r. US$ and ARS / 2,48% + e.r (OMR/THB)	0.5	255,861	-	255,861	659	-	659

				2,198,752	7,846,151	10,044,903	1,166,133	10,193,525	11,359,658
				3,748,265	13,211,572	16,959,837	2,628,179	12,551,104	15,179,283

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The main characteristics of loan and financing agreements entered into by the Company were disclosed in note 20 of financial statements for the year ended December 31, 2015.

20.1.     Certificates of Agrobusiness Receivables (“CRA”)

On April 20, 2016 BRF concluded the CRA issuance related to the public distribution of the 1st series of 9rd Issue by Octante Securitizadora S.A. (“Securitization Company”), in the amount of R$1,000,000 net of interest, which will mature on April 19, 2019, and were issued with a coupon of 96.90% p.a. of the DI rate, payable every each 9 months. The CRA’s arise and were assigned and/or promised to the Securitization Company.

20.2.     Loans and financing maturity schedule

The maturity schedule of the loans and financing is as follows:

	Parent company	Consolidated
	06.30.16	06.30.16
2016	1,661,886	1,894,084
2017	1,767,568	2,225,857
2018	2,350,160	2,698,202
2019	3,160,881	3,179,835
2020 onwards	6,509,424	6,961,859
	15,449,919	16,959,837

20.3.     Guarantees

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Total of loans and financing	15,449,919	13,580,101	16,959,837	15,179,283
Mortgage guarantees	1,157,941	911,996	1,157,941	911,996
Related to FINEM-BNDES	855,629	583,411	855,629	583,411
Related to FNE-BNB	144,540	159,564	144,540	159,564
Related to tax incentives and other	157,772	169,021	157,772	169,021

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade from the BNDES. The loan was obtained with the purpose of allowing the implementation of biodigesters in the farms of the outgrowers which take part in the Company´s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on June 30, 2016 totaled R$33,776 (R$39,098 as of December 31, 2015).

The Company is the guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans are utilized by the outgrowers to improve farm conditions and will be paid by them in 10 years, taking as collateral the land and equipment acquired by the outgrowers through this program. The guarantee totaled R$167,992 as of June 30, 2016 (R$208,774 as of December 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

On June 30, 2016, the Company contracted bank guarantees in the amount of R$1,987,319 (R$2,086,589 as of December 31, 2015). The variation occurred in this period is related to bank guarantees offered mainly in litigations involving the Company´s use of tax credits. These guarantees have an average cost of 0.89% p.a. (0.91% p.a. as of December 31, 2015).

20.4.     Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchases of raw materials, such as corn and soymeal, where the agreed prices can be fixed or to be fixed. The Company enters into other agreements, such as electricity, packaging supplies and manufacturing activities. The amounts of these agreements at the date of these financial statements are set forth below:

Parent company and Consolidated
06.30.16
2016	4,931,964
2017	1,745,704
2018	305,325
2019	294,520
2020 onwards	510,100
7,787,613

21.         TRADE ACCOUNTS PAYABLE

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15
Domestic suppliers
Third parties	3,813,490	3,263,197	3,813,573	3,263,201
Related parties	11,125	23,375	11,125	23,375
	3,824,615	3,286,572	3,824,698	3,286,576

Foreign suppliers
Third parties	685,822	774,106	1,566,610	1,496,833
Related parties	6,340	2,463	-	-
	692,162	776,569	1,566,610	1,496,833

(-) Adjustment to present value	(44,664)	(38,416)	(44,664)	(38,416)
	4,472,113	4,024,725	5,346,644	4,744,993

During the six-month period ended on June 30, 2016, the average payment term to suppliers is 78 days.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Of the suppliers balance as of June 30, 2016, R$1,220,778 in the parent company and consolidated (R$1,070,583 in the parent company and consolidated as of December 31, 2015) corresponds to the supply chain finance transactions on which there were no changes in the payment terms and prices negotiated with the suppliers.

The information on accounts payable involving related parties is presented in note 30. The trade accounts payable to related parties refer to transactions with associates UP! in the domestic market.

22.         SUPPLY CHAIN FINANCE

	Parent Company and Consolidated
	06.30.16	12.31.15
National suppliers	325,307	685,597
Foreign suppliers	418,319	488,997
	743,626	1,174,594

The Company entered into supply chain finance transactions with first-class financial institutions in order to extend the payment period in purchases of raw material, machinery and equipment, and other inputs with internal and external market suppliers. As such, these transactions are presented in the operational cash flows for the period ended June 30, 2016.

On June 30, 2016, the discount rates applied to these transactions in the domestic market were set between 1.15% to 1.36% p.m. (1.10% to 1.34% p.m. on December 31, 2015) and foreign market were set between 1.57% to 2.56% p.a. (1.50% to 2.51% p.a. on December 31, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

23.         OTHER FINANCIAL ASSETS AND LIABILITIES

	Parent company		Consolidated
	06.30.16	12.31.15	06.30.16	12.31.15

Derivatives designated as cash flow hedges
Assets
Non-deliverable forward (NDF)	10,856	2,253	10,856	2,253
Commodities (soy meal) non-deliverable forward (NDF)	1,659	-	1,659	-
Currency option contracts	416,830	96,153	416,830	96,153
Deliverable forwards contracts	69,969	-	73,345	-
	499,314	98,406	502,690	98,406

Liabilities
Non-deliverable forward of currency (NDF)	-	(66,703)	-	(66,703)
Commodities (soy meal) non-deliverable forward (NDF)	(852)	-	(852)	-
Currency option contracts	(35,026)	(217,122)	(35,026)	(217,122)
Deliverable forwards contracts	-	(33,765)	(80)	(33,765)
Commodities (corn) non-deliverable forward (NDF)	(2,183)	(11,729)	(2,183)	(11,729)
Exchange rate contracts currency (Swap)	(178,750)	(280,285)	(217,810)	(326,650)
	(216,811)	(609,604)	(255,951)	(655,969)

Non derivatives designated as cash flow hedges
Assets
Non-deliverable forward of currency (NDF)	-	-	2,571	10,707
Non-deliverable forward of commodities (NDF)	20,502	2,183	20,502	2,183
Exchange rate contracts currency (Swap)	-	3,450	-	3,450
Dollar future contracts - BM&FBovespa	-	14,641	-	14,641
	20,502	20,274	23,073	30,981

Liabilities
Non-deliverable forward of currency (NDF)	(35,381)	(3,502)	(35,584)	(3,865)
Exchange rate contracts currency (Swap)	(594,861)	(6,768)	(594,861)	(6,768)
Dollar future contracts - BM&FBovespa	(2,542)	-	(2,542)	-
Corn / soy meal future contratcs - BM&FBovespa	(3,263)	-	(3,263)	-
	(636,047)	(10,270)	(636,250)	(10,633)

Current assets	519,816	118,680	525,763	129,387
Current liabilities	(852,858)	(619,874)	(892,201)	(666,602)

The collateral given in the transactions presented above are disclosed in note 8.

24.         LEASES

The Company is lessee in several contracts, which are classified as operating or finance leases.

24.1.     Operating lease

The minimum future payments of non-cancellable operating lease are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company	Consolidated
	06.30.16	06.30.16
2016	168,439	172,904
2017	141,574	145,484
2018	43,382	46,031
2019	12,328	14,478
2020 onwards	23,994	25,570
	389,717	404,467

The payments of operating lease agreements recognized as expense in the six-month period ended June 30, 2016 amounted to R$101,035 in the parent company and R$168,487 in the consolidated (R$117,193 in the parent company and R$153,236 in the consolidated as of June 30, 2015).

24.2.     Finance lease

The Company enters into finance leases mainly for the acquisitions of machinery, equipment, vehicles, software and buildings, as presented below:

		Parent company		Consolidated
	Weighted average interest rate (p.a.) (1)	06.30.16	12.31.15	06.30.16	12.31.15
Cost
Machinery and equipment		27,780	29,160	35,654	37,096
Software		78,692	72,972	78,692	72,972
Vehicles		-	-	556	-
Buildings		141,732	128,938	141,811	128,938
		248,204	231,070	256,713	239,006

Accumulated depreciation
Machinery and equipment	13.84%	(4,229)	(5,311)	(10,357)	(13,247)
Software	52.38%	(42,938)	(50,988)	(42,938)	(50,988)
Vehicles	20.00%	-	-	(225)	-
Buildings	7.41%	(38,008)	(32,091)	(38,046)	(32,091)
		(85,175)	(88,390)	(91,566)	(96,326)
		163,029	142,680	165,147	142,680

(1)     The period of depreciation of leased assets corresponds to the lowest between the term of the contract and the useful life of the asset, as determined by CVM Deliberation Nº 645/10.

The minimum future payments required for these finance leases are demonstrated as follows, and were recorded as current and non-current liabilities:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	06.30.16
	Present value of minimum payments	Interest	Minimum future payments
2016	27,714	9,780	37,494
2017	34,857	17,336	52,193
2018	26,137	14,826	40,963
2019	21,003	12,596	33,599
2020 onwards	79,620	48,075	127,695
	189,331	102,613	291,944

	Consolidated
	06.30.16
	Present value of minimum payments	Interest	Minimum future payments
2016	28,097	10,059	38,156
2017	35,349	17,716	53,065
2018	26,736	15,224	41,960
2019	21,003	12,596	33,599
2020 onwards	79,620	48,075	127,695
	190,805	103,670	294,475

The contract terms for both modalities, with respect to renewal, adjustment and purchase option, are according to market practices. In addition, there are no clauses of contingent payments or restrictions on dividends distribution, payments of interest on shareholders’ equity or obtaining debt.

The Company also has commitments regarding financial leases, related to a “built to suit” agreement for the construction of office facilities which will be build by third parties. The agreement term will be 15 years from the signing date as well as the charge of rent expenses. If the Company defaults on its obligations, it will be subject to fines and/or acceleration of rent outstanding installments falling due, according to the term of each contract.

The estimated schedule of future payments related to this agreement is set forth below:

Parent company and Consolidated
06.30.16
2016	7,886
2017	8,359
2018	8,861
2019	9,393
2020 onwards	149,062
183,561

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

25.         SHARE BASED PAYMENT

The rules of the stock options plan granted to executives were disclosed in the financial statements for the year ended December 31, 2015 (note 24) and are unchanged for this period.

According to the ordinary meeting of the Board of Directors held on April 28, 2016 and May 31, 2016, were approved the granting of 8,724,733 and 3,351,220 shares, respectively.

The breakdown of the outstanding granted options is presented as follows:

Date			Quantity		Grant (1)	Price of converted share (1)
Grant date	Beginning of the year	End of the year	Options granted	Outstanding options	Fair value of the option	Granting date	Updated IPCA

Plan I
05.02.11	05.01.12	05.01.16	2,463,525	-	11.36	30.85	43.72
05.02.12	05.01.13	05.01.17	3,708,071	324,788	7.82	34.95	47.12
05.02.13	05.01.14	05.01.18	3,490,201	769,668	11.88	46.86	59.33
04.04.14	04.03.15	04.03.19	1,552,564	710,525	12.56	44.48	53.34
05.02.14	05.01.15	05.01.19	1,610,450	930,383	14.11	47.98	57.16
12.18.14	12.17.15	12.17.19	5,702,714	4,741,515	14.58	63.49	73.68
			18,527,525	7,476,879

Plan II
10.01.15	10.01.16	10.01.21	37,570	27,410	20.64	70.09	74.98
04.26.16	04.30.17	04.30.21	8,724,733	8,724,733	9.21	56.00	56.44
05.31.16	05.31.17	05.31.20	3,351,220	3,351,220	10.97	46.68	46.68
			12,113,523	12,103,363
			30,641,048	19,580,242

(1)     Values expressed in Brazilian Reais

The rollforward of the outstanding granted options for the six-month period ended June 30, 2016 is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

BR GAAP and IFRS
Consolidated

Outstanding options as of December 31, 2015	17,360,870
Issued - grant of 2016
April 2016	8,724,733
May 2016	3,351,220
Exercised:
Grant of 2012	(6,410)
Grant of 2011	(96,874)
Cancelled:
Grant of 2015	(8,729,813)
Grant of 2014	(908,703)
Grant of 2013	(52,665)
Grant of 2011	(62,116)
Outstanding options as of June 30, 2016	19,580,242

The weighted average exercise prices of the outstanding options related to service conditions is R$58.84 (fifty-eight Brazilian Reais and eighty-four cents), and the weighted average of the remaining contractual term is 49 months.

The Company records as capital reserve in shareholders’ equity the fair value of the options in the amount of R$194,613 (R$160,323 as of December 31, 2015). During the six-month period ended June 30, 2016 the amount recognized as expense was R$34,290 (R$9,633 as of June 30, 2015).

During the six-month period ended June 30, 2016 the Company’s executives exercised 103,284 shares, with an average price of R$43.33 (forty-three Brazilian Reais and thirty-three cents), totaling R$4,475. In order to comply with this commitment, the Company utilized treasury shares with an acquisition cost of R$57.64 (fifty-seven Brazilian Reais and sixty-four cents), totaling R$5,953, recording a loss of R$1,478 as capital reserve.

The fair value of the granted stock options related to service condition was measured using the Black-Scholes pricing model, as disclosed in the annual financial statements for the year ended December 31, 2015 (note 24). There is no change in the methodology adopted during the six-month period ended June 30, 2016.

26.         PENSION AND OTHER POST-EMPLOYMENT PLANS

The Company offers pension and other post-employment plans to the employees. The characteristics of such benefits were disclosed in the annual financial statements for the year ended December 31, 2015 (note 25) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company and Consolidated
	Liabilities
	06.30.16	12.31.15
Medical assistance	137,828	130,028
F.G.T.S. Penalty (1)	112,617	105,139
Award for length of service	44,298	41,462
Other	23,936	22,415
	318,679	299,044

Current	67,264	67,264
Non-current	251,415	231,780

(1)       FGTS – Government Severance Indemnity Fund for Employees

The Company based its estimated costs for the year 2016, according to an appraisal report prepared in 2015 by an actuarial expert, recorded in statement of income for the period in counterpart to comprehensive income an expense of R$11,415 (expense of R$13,596 on June 30, 2015), related to supplementary post-employment plans. Regarding other benefits to employees, the Company recorded in statement of income for the period in counterpart to liabilities an expense of R$19,635 (R$9,488 on June 30, 2015).

27.         PROVISION FOR TAX, CIVIL AND LABOR RISKS

The Company and its subsidiaries are involved in certain legal proceedings arising from the normal course of business, which include civil, administrative, tax, social security and labor claims.

The Company classifies the risk of unfavorable decisions in the legal proceedings as “probable”, “possible” or “remote”. The provisions recorded relating to such proceedings is determined by the Company’s Management based on legal advice and reasonably reflect the estimated probable losses.

The Company’s management believes that its provision for tax, civil and labor risks, accounted for according to CVM Deliberation No. 594/09 is sufficient to cover estimated losses related to its legal proceedings, as presented below:

27.1.     Contingencies for probable losses

The rollforward of the provisions for tax, civil and labor risks is summarized below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					06.30.16
Beginning balance	238,831	359,468	65,674	516,942	1,180,915
Additions	6,263	162,562	37,787	-	206,612
Reversals	(7,870)	(59,190)	(5,581)	-	(72,641)
Payments	(2,555)	(94,136)	(32,445)	-	(129,136)
Exchange rate variation	10,566	40,126	15,652	-	66,344
Ending balance	245,235	408,830	81,087	516,942	1,252,094

Current					270,063
Non-current					982,031

	Consolidated
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					06.30.16
Beginning balance	240,496	377,023	65,701	522,629	1,205,849
Additions	6,543	169,034	39,939	-	215,516
Business combination (1)	28,667	17,814	4,549	-	51,030
Reversals	(9,213)	(66,120)	(5,581)	-	(80,914)
Payments	(2,555)	(94,136)	(32,445)	-	(129,136)
Price index update	10,566	40,126	15,654	-	66,346
Exchange rate variation	1,287	(6,115)	30	(1,639)	(6,437)
Ending balance	275,791	437,626	87,847	520,990	1,322,254

Current					274,756
Non-current					1,047,498

(1)     Balance arising from business combination with Alimentos Calchaquí Productos 7 S.A. and Eclipse Holding Cöoperatief UA.

27.2.     Contingencies classified as a risk of possible loss

The Company is involved in other tax, civil, labor and social security contingencies, for which losses have been assessed as possible by management with the support from legal counsel and therefore no provision was recorded. On June 30, 2016 the total amount of the possible contingencies was R$12,829,685 (R$11,707,258 as of December 31, 2015, from which R$520,990 (R$522,629 as of December 31, 2015) were recorded at the estimated fair value resulting from business combinations with Sadia, Avex and Dánica as determined by paragraph 23 of CVM Deliberation No. 665/11, disclosed in the table of item 24.1. The main natures of these contingencies were properly disclosed in the annual statements for the year ended December 31, 2015 (note 26.2).

28.         SHAREHOLDERS’ EQUITY

28.1.     Capital stock

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

On June 30, 2016, the capital subscribed and paid by the Company is R$12,553,418, which is composed of 812,473,246 book-entry shares of common stock without par value. The value of the capital stock is net of the public offering expenses of R$92,947.

On February 25, 2016 the Board of Directors approved the cancellation of 60,000,000 (sixty million) common shares held in treasury by the Company, without any reduction in the capital stock. On April 07, 2016 the cancellation was ratified in the Shareholders Ordinary Meeting.

The Company is authorized to increase the capital stock, irrespective of amendment to the bylaws, up to the limit of 1,000,000,000 common shares, in book-entry form without par value.

28.2.     Interest on shareholders’ equity and dividends

On February 12, 2016 the payment of R$473,398 was made related to the interest on shareholders’ equity and R$91,443 related to dividends approved by the Management on December 17, 2015 and ratified in the Shareholders Ordinary Meeting on April 7, 2016.

On February 25, 2016, the Board of Directors approved the payment of R$98,210 as complimentary dividends for the year ended December 31, 2015, settled on April 01, 2016.

On June 30, 2016, the Board of Directors approved the payment of R$513,215, related to interest on shareholder’s equity settled on August 15, 2016.

28.3.     Breakdown of capital stock

	Consolidated
	06.30.16	12.31.15
Common shares	812,473,246	872,473,246
Treasury shares	(13,505,317)	(62,501,001)
Outstanding shares	798,967,929	809,972,245

28.4.     Rollforward of outstanding shares

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Quantity of outstanding of shares
	06.30.16	12.31.15
Shares at the beggining of the period	809,972,245	867,284,349
Purchase of treasury shares	(11,107,600)	(59,247,400)
Sale of treasury shares	103,284	1,935,296
Shares at the end of the period	798,967,929	809,972,245

28.5.     Treasury shares

The Company has 13,505,317 shares in treasury, with an average cost of R$53.60 (fifty-three Brazilian Reais and sixty cents) per share, with a market value corresponding to R$609,495.

On February 26, 2016, in a special meeting of Board of Directors was approved a “Repurchase Program” of the Company’s share, in the amount of R$20,000,000 (twenty million) shares.

During the six-month period ended June 30, 2016, as authorized by the Board of Directors, the Company acquired 11,107,600 shares of its own shares at a cost of R$543,258, with the objective of maintaining treasury shares to comply with the provisions of stock option plans, both approved by special meetings of Board of Directors held on November 09, 2015 and February 26, 2016.

29.         EARNINGS PER SHARE

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	06.30.16	06.30.15
Basic numerator
Net profit for the period attributable to controlling shareholders	69,668	819,013

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Net earnings per share basic - R$	0.08656	0.96036

Diluted numerator
Net profit for the period attributable to controlling shareholders	69,668	819,013

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Number of potential shares (stock options)	14,180	667,292
Weighted average number of outstanding shares - diluted	804,867,296	853,487,178
Net earnings per share diluted - R$	0.08656	0.95961

	Parent company
Continued operations	06.30.16	06.30.15
Basic numerator
Net profit for the period from continued operations attributable to controlling shareholders	69,668	826,085

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Net earnings per share basic - R$	0.08656	0.96865

Diluted numerator
Net profit for the period from continued operations attributable to controlling shareholders	69,668	826,085

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Number of potential shares (stock options)	14,180	667,292
Weighted average number of outstanding shares - diluted	804,867,296	853,487,178
Net earnings per share diluted - R$	0.08656	0.96789

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
Discontinued operations	06.30.16	06.30.15
Basic numerator
Net profit for the period from discontinued operations attributable to controlling shareholders	-	(7,072)

Basic denominator
Common shares	812,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Net earnings per share basic - R$	-	(0.00829)

Diluted numerator
Net profit for the period from discontinued operations attributable to controlling shareholders	-	(7,072)

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	804,853,116	852,819,886
Number of potential shares (stock options)	14,180	667,292
Weighted average number of outstanding shares - diluted	804,867,296	853,487,178
Net earnings per share diluted - R$	-	(0.00829)

On June 30, 2016, from the total of 19,580,242 stock options outstanding (10,295,963 as of June 30, 2015) granted to executives of the Company, 19,255,454 options (5,702,714 as of June 30, 2015) were not considered in the calculation of the diluted earnings per share due to the fact that the exercise price until the vesting period was higher than the average market price of the common shares during the period, so that they did not cause any dilution effect.

30.         RELATED PARTIES – PARENT COMPANY

As part of the Company’s operations, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

30.1.     Transactions and balances

The balance of the transactions with the related parties are as follow:

	Accounts receivable		Dividends and interest on the shareholders' equity receivable		Loan contracts		Trade accounts payable		Other rights		Other obligations
	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16	12.31.15	06.30.16		12.31.15

Al-Wafi Food Products Factory LLC	-	-	-	-	-	-	-	-	394	89	(264)		-
Avex S.A.	30,667	19,485	-	-	-	-	-	(134)	25,468	25,468	-		-
Avipal Centro Oeste S.A.	-	-	-	-	-	-	-	-	-	-	(38)		(38)
BFF International Ltd.	-	-	-	-	-	-	-	-	1,750	2,129	-		-
BRF Al Yasra	-	-	-	-	-	-	-	-	162	-	-		-
BRF Foods LLC	-	-	-	-	-	-	-	-	302	487	-		-
BRF Foods GmbH	111,343	119,280	-	-	-	-	(39)	-	233	418	-		-
BRF Global GmbH	4,181,470	2,780,457	-	-	-	-	(6,178)	(1,596)	-	-	(913,040)	(1)	-
BRF GmbH	-	-	-	-	-	-	(13)	(16)	-	-	(1,172)		(1,471)
Federal Foods	-	-	-	-	-	-	-	-	-	-	(82)		-
Highline International Ltd.	-	-	-	-	(5,854)	(7,121)	-	-	-	-	-		-
K&S Alimentos S.A.	-	-	-	1,365	-	-	-	(8,148)	-	2,954	-		(29)
Perdigão International Ltd.	-	-	-	-	(26,567)	(29,446)	-	-	382	4,551	(975,892)		(1,186,841)
PSA Laboratório Veterinário Ltda.	-	-	550	550	-	-	-	-	-	-	-		-
Quickfood S.A.	67,784	47,446	-	-	-	-	-	(717)	-	-	(394)		(553)
Sadia Alimentos S.A.	14,172	12,366	-	-	-	-	(110)	-	-	-	-		-
Sadia Chile S.A.	33,798	42,467	-	-	-	-	-	-	-	-	-		-
Sadia Uruguay S.A.	4,135	8,720	-	-	-	-	-	-	-	-	-		-
UP! Alimentos Ltda.	1,666	645	8,202	19,820	-	-	(11,125)	(15,227)	4,556	3,757	(1,400)		-
VIP S.A. Empreendimentos e Partic. Imob.	-	-	1,403	1,403	-	-	-	-	49	-	-		-
Wellax Foods Logistics C.P.A.S.U. Lda.	-	-	-	-	-	-	-	-	368	344	-		-
Corall Consultoria LTDA.	-	-	-	-	-	-	-	-	-	-	(58)		-
Hortigil Hortifruti S.A.	-	2,370	-	-	-	-	-	-	-	-	-		-
Instituto de Desenvolvimento Gerencial S.A.	-	-	-	-	-	-	-	-	-	-	(268)		(2,088)
Total	4,445,035	3,033,236	10,155	23,138	(32,421)	(36,567)	(17,465)	(25,838)	33,664	40,197	(1,892,608)		(1,191,020)

(1)     The amount corresponds to advances for future export pre-payment.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Revenue		Financial results, net		Purchases
	06.30.16	06.30.15	06.30.16	06.30.15	06.30.16	06.30.15

Al-Wafi Foods	42,155	10,976	-	-	-	-
Avex S.A.	21,061	2,202	-	-	-	-
BRF Foods GmbH	6,642	20,118	-	-	-	-
BRF Global GmbH	5,666,363	4,557,616	(4,452)	(4)	(61)	-
K&S Alimentos Ltda.	-	-	-	-	-	(68,936)
Perdigão International Ltd.	-	-	(32,441)	(25,784)	-	-
Quickfood S.A.	19,672	14,173	-	-	(766)	(2,937)
Sadia Alimentos S.A.	1,806	-	-	-	-	-
Sadia Chile S.A.	74,181	43,558	-	-	-	-
Sadia Uruguay S.A.	6,613	8,814	-	-	-	-
UP! Alimentos Ltda.	6,779	7,587	-	-	(95,180)	(95,753)
Corall Consultoria LTDA. (1)	-	-	-	-	(874)	-
Hortigil Hortifruti S.A. (2)	3,467	7,228	-	-	-	-
Instituto de Desenvolvimento Gerencial S.A. (1)	-	-	-	-	(3,849)	(3,644)
Total	5,848,739	4,672,272	(36,893)	(25,788)	(100,730)	(171,270)

(1)       Entities on which BRF has no equity interest, but have relationship with the Board of Directors. Instituto de Desenvolvimento Gerencial S.A. provided advisory services related to strategic management and organizational restructure. Corall Consultoria Ltda, provided organizational development consulting service.

(2)       Since April 8, 2016, the entity is no longer considered related party, as the Board Member has ended is relationship with Hortigil Hortifruti S.A.

All companies disclosed in note 1.1 are controlled by BRF, except for UP! Alimentos, PP-BIO, PR-SAD, AKF and SATS BRF, which are associates or joint venture.

The Company also recorded a liability in the amount of R$7,317 (R$8,470 as of December 31, 2015) related to the fair value of the guarantees offered to BNDES concerning a loan made by the Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, the Company has recorded a payable to this entity of R$26,458 included in other liabilities as of June 30, 2016 (R$30,628 as of December 31, 2015).

The Company entered into loan agreements with its subsidiaries. Below is a summary of the balances and rates charged for the transactions at the balance sheet date:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Counterparty			Balance	Interest rate (p.a.)
Creditor	Debtor	Currency	06.30.16

Campo Austral S.A.	Degesa Argentina S.A.	ARS	4,510,249	20.0%
Campo Austral S.A.	Buenos Aires Fortune S.A.	ARS	1,136,346	20.0%
Campo Austral S.A.	Cabaña San Nestor S.A.	ARS	766,043	20.0%
BRF GmbH	Federal Foods Qatar	US$	519,845	2.5%
Campo Austral S.A.	Eporpam S.A.	ARS	366,317	20.0%
Sadia Overseas Ltd.	BRF Global GmbH	US$	289,852	7.0%
Hibridos Argentinos S.A.	Eporpam S.A.	ARS	284,906	20.0%
BRF Global GmbH	BFF International Ltd.	US$	228,268	1.5%
Hibridos Argentinos S.A.	Cabaña San Nestor S.A.	ARS	222,482	20.0%
Industria Frigorífica Expork S.A.	Degesa Argentina S.A.	ARS	200,918	20.0%
BRF GmbH	BRF Foods GmbH	US$	192,448	1.2%
Hibridos Argentinos S.A.	Porcinos Cordobeses S.A.	ARS	184,788	20.0%
Sadia International Ltd.	Wellax Food Logistics	US$	181,902	1.5%
Campo Austral S.A.	Hibridos Argentinos S.A.	ARS	175,191	20.0%
BRF GmbH	BRF Invicta	GBP	154,905	3.0%
Degesa Argentina S.A.	Cabaña San Nestor S.A.	ARS	130,172	20.0%
Perdigão International Ltd.	BRF Global GmbH	US$	121,370	0.9%
Campo Austral S.A.	Itega S.A.	ARS	93,961	20.0%
Industria Frigorífica Expork S.A.	Eporpam S.A.	ARS	83,480	20.0%
BRF GmbH	BRF Holland B.V.	EUR	81,674	3.0%
Industria Frigorífica Expork S.A.	Cabaña San Nestor S.A.	ARS	74,991	20.0%
BRF GmbH	BRF Foods LLC	US$	62,037	2.5%
Degesa Argentina S.A.	Eporpam S.A.	ARS	56,906	20.0%
Industria Frigorífica Expork S.A.	Hibridos Argentinos S.A.	ARS	49,522	20.0%
Industria Frigorífica Expork S.A.	Porcinos Cordobeses S.A.	ARS	43,862	20.0%
BRF Holland B.V.	BRF B.V. (NL)	EUR	41,897	3.0%
Industria Frigorífica Expork S.A.	Campo Austral S.A.	ARS	33,216	20.0%
Perdigão International Ltd.	BRF S.A	US$	26,567	0.8%
BRF Holland B.V.	BRF GmbH	EUR	14,476	1.5%
BRF GmbH	AL Wafi	US$	9,454	1.2%
BRF GmbH	BRF Singapore	SGD	4,830	1.5%
Perdigão International Ltd.	BRF Foods LLC	US$	3,912	1.0%
BRF Holland B.V.	BRF Wrexam	GBP	2,366	3.0%
BRF GmbH	BRF Foods LLC	US$	2,270	1.6%
Wellax Food Logistics	BRF Foods LLC	US$	1,953	7.0%
BRF Holland B.V.	BRF Iberia	EUR	1,623	3.0%

30.2.     Other Related Parties

The Company has leased properties owned by FAF. For the six-month period ended June 30, 2016, the total amount paid as rent was R$7,276 (R$3,574 as of June 30, 2015). The rent value was set based on market conditions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

30.3.     Granted guarantees

All granted guarantees on behalf of related parties are disclosed in note 20.3.

30.4.     Management compensation

The management key personnel include the directors and officers, members of the Board of Directors and the head of internal audit. As of June 30, 2016, there were 23 professionals (27 professionals as of December 31, 2015).

The total compensation and benefits paid to these professionals are demonstrated below:

	Consolidated
	06.30.16	06.30.15
Salary and profit sharing	14,166	20,520
Short term benefits (1)	275	434
Private pension	360	338
Post-employment benefits	92	92
Termination benefits	1,909	21,497
Share based payment	7,460	5,527
	24,262	48,408

(1)     Comprises:  Medical assistance, educational expenses and others.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

31.         NET SALES

	Parent company		Consolidated
	06.30.16	06.30.15	06.30.16	06.30.15
Gross sales
Brazil	8,835,271	9,072,465	8,835,065	9,082,953
Europe	1,325,599	1,070,338	2,119,010	1,574,638
MENA	2,701,016	2,195,769	3,534,575	3,137,346
Africa	368,111	257,232	378,888	340,399
Asia	1,750,467	1,187,841	2,374,618	1,662,190
LATAM	298,676	160,917	1,132,819	952,587
Other segments	531,029	412,696	769,225	388,880
	15,810,169	14,357,258	19,144,200	17,138,993

Sales deductions
Brazil	(1,728,743)	(1,693,058)	(1,728,710)	(1,693,551)
Europe	(20,683)	(17,168)	(141,734)	(106,282)
MENA	(28,883)	(12,561)	(350,831)	(214,899)
Africa	(4,246)	(1,981)	(3,576)	(11,679)
Asia	(43,926)	(10,344)	(42,406)	(18,879)
LATAM	(1,709)	(1,107)	(184,294)	(101,618)
Other segments	(51,822)	(33,924)	(57,751)	(31,209)
	(1,880,012)	(1,770,143)	(2,509,302)	(2,178,117)

Net sales
Brazil	7,106,528	7,379,407	7,106,355	7,389,402
Europe	1,304,916	1,053,170	1,977,276	1,468,356
MENA	2,672,133	2,183,208	3,183,744	2,922,447
Africa	363,865	255,251	375,312	328,720
Asia	1,706,541	1,177,497	2,332,212	1,643,311
LATAM	296,967	159,810	948,525	850,969
Other segments	479,207	378,772	711,474	357,671
	13,930,157	12,587,115	16,634,898	14,960,876

32.         RESEARCH AND DEVELOPMENT COSTS

Consist of expenditures on internal research and development of new products which are recognized when incurred. The expenditures amounted to R$23,216 for the six-month period ended June 30, 2016 (R$34,260 as of June 30, 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

33.         OTHER OPERATING INCOME (EXPENSES), NET

	Parent company		Consolidated
	06.30.16	06.30.15	06.30.16	06.30.15
Income
Gain on business combination (1)	-	-	58,812	-
Recovery of expenses (2)	31,619	6,303	34,278	18,305
Provision reversal	14,006	-	14,411	-
Other	23,955	22,215	28,381	26,804
	69,580	28,518	135,882	45,109

Expenses
Provision for civil, labor and tax risks	(50,745)	(23,942)	(48,147)	(25,150)
Other employees benefits	(31,050)	(34,770)	(31,686)	(34,770)
Idleness costs (3)	(17,386)	(39,147)	(30,622)	(56,274)
Insurance claims costs	(17,022)	(22,980)	(16,959)	(22,973)
Stock options plan	(16,493)	(9,634)	(16,493)	(9,634)
Employees profit sharing	(6,872)	(141,657)	(9,042)	(172,096)
Net loss on the disposals of property, plant and equipment	(9,885)	(16,840)	(8,413)	(15,399)
Management profit sharing	(3,529)	(15,225)	(3,529)	(15,720)
Allowance for doubtful accounts	(1,860)	-	(1,854)	-
Restructuring charges	-	(48,510)	-	(57,852)
Other	(26,095)	(85,961)	(37,264)	(97,347)
	(180,937)	(438,666)	(204,009)	(507,215)
	(111,357)	(410,148)	(68,127)	(462,106)

(1)     Gain from investment revaluation of the AKF (note 6.1.3) due to the appreciation of the entity’s shares, as a result of the new management model implemented after the BRF entering the business.

(2)     The expenses recorded in the six-month period ended June 30, 2016 refer mainly to extemporaneous credit in the amount of R$19,479.

(3)     Idleness cost includes depreciation charge R$6,939 (R$11,116 for the six-month period ended June 30, 2015) in the parent company and R$7,554 (R$11,523 for the six-month period ended June 30, 2015) in the consolidated.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

34.         FINANCIAL INCOME (EXPENSES), NET

	Parent company		Consolidated
	06.30.16	06.30.15	06.30.16	06.30.15
Financial income
Exchange rate variation on loans and financing	1,454,940	-	1,453,310	-
Interest on assets	156,945	135,504	160,602	139,293
Interest on cash and cash equivalents	70,812	57,016	109,020	71,364
Interests on financial assets classified as
Held to maturity	41,940	15,620	41,940	15,620
Held for trading	15,687	16,824	22,577	16,824
Available for sale	-	-	-	6,537
Exchange rate variation on liabilities	516,229	-	-	-
Exchange rate variation on other assets	-	322,285	-	515,538
Gains from derivative transactions, net	-	125,694	-	173,705
Financial income on accounts payable	-	6,628	-	6,628
Exchange rate variation of foreign on net assets	-	-	-	351,647
Exchange rate variation on marketable securities	-	13,112	-	228,368
Others	-	5,859	-	5,858
	2,256,553	698,542	1,787,449	1,531,382

Financial expenses
Losses on derivative transactions, net	(1,009,654)	-	(996,217)	-
Exchange rate variation of foreign on net assets (1)	-	-	(634,228)	-
Interest on loans and financing	(458,972)	(286,493)	(546,582)	(371,136)
Adjustment to present value	(159,894)	(99,126)	(159,715)	(98,282)
Interest on liabilities	(119,167)	(77,542)	(124,369)	(79,736)
Exchange rate variation on other liabilities	-	(225,385)	(98,448)	(549,740)
Exchange rate variation on assets	(135,262)	-	(96,104)	-
Financial expenses on accounts payable	(79,592)	-	(79,592)	-
Exchange rate variation on marketable securities	(1,185)	-	(34,942)	-
Exchange rate variation on loans and financing	-	(767,509)	-	(767,523)
Premium paid for the repurchase of bonds (Tender Offer)	-	(246,208)	-	(310,322)
Interest expenses on loans to related parties	(36,893)	(25,748)	-	-
Others	(77,082)	(87,053)	(125,234)	(118,814)
	(2,077,701)	(1,815,064)	(2,895,431)	(2,295,553)
	178,852	(1,116,522)	(1,107,982)	(764,171)

(1) Refers to investments in subsidiaries whose functional currency is Brazilian Real.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

35.         STATEMENT OF INCOME BY NATURE

The Company has chosen to disclose its statement of income by function and thus presents below the details by nature:

	Parent company		Consolidated
	06.30.16	06.30.15	06.30.16	06.30.15
Costs of sales
Costs of goods	7,510,940	6,353,342	9,129,293	6,939,827
Depreciation	576,424	517,898	622,805	534,556
Amortization	1,869	1,722	2,963	1,957
Salaries and employees benefits	1,616,892	1,437,562	1,796,068	1,561,181
Others	1,020,544	1,032,714	1,134,786	1,235,076
	10,726,669	9,343,238	12,685,915	10,272,597

Sales expenses
Depreciation	28,691	28,675	30,797	29,812
Amortization	3,831	2,941	7,860	5,790
Salaries and employees benefits	422,008	416,077	578,294	512,176
Indirect and direct logistics expenses	845,427	950,625	1,088,561	1,073,976
Others	529,082	481,651	732,208	616,205
	1,829,039	1,879,969	2,437,720	2,237,959

Administrative expenses
Depreciation	6,317	4,244	10,524	11,049
Amortization	49,039	38,037	91,255	57,290
Salaries and employees benefits	57,837	98,280	128,498	139,304
Fees	14,783	12,993	14,850	13,114
Others	16,143	(17,732)	30,933	1,660
	144,119	135,822	276,060	222,417

Other operating expenses (1)
Depreciation	6,939	11,116	7,554	11,523
Others	173,998	427,550	196,455	495,692
	180,937	438,666	204,009	507,215

(1)     The composition of other operating expenses is disclosed in note 33.

36.         NEW ACCOUNTING STANDARDS AND PRONOUNCEMENTS RECENTLY ADOPTED AND NOT YET ADOPTED

During the six-month period ended June 30, 2016, the Company has not been required to adopted new accounting standards and pronouncements, though it’s necessary to read this interim financial statement in conjunction with the financial statements for the year ended December 31, 2015 in order to obtain the detail of recently adopted standards or not yet adopted.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

37.         APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements were approved by the Board of Directors on April 28, 2016.

BOARD OF DIRECTORS

Chairman (Independent)	Abilio dos Santos Diniz
Vice-Chairman (Independent)	Renato Proença Lopes
Independent Member	Henri Phelippe Reichstul
Board Member	José Carlos Reis de Magalhães Neto
Independent Member	Luiz Fernando Furlan
Independent Member	Manoel Cordeiro Silva Filho
Board Member	Aldemir Bendini
Independent Member	Walter Fontana Filho
Board Member	Vicente Falconi Campos

FISCAL COUNCIL

Independent Member	Attilio Guaspari
Board Members	Marcus Vinicius Dias Severini
Independent Member	Reginaldo Ferreira Alexandre
AUDIT COMITTÊE
Comittee Coordinator	Sérgio Ricardo Silva Rosa
Independent Member	Walter Fontana Filho
External Member and Financial Specialist	Fernando Maida Dall Acqua
Independent Member	Renato Proença Lopes

BOARD OF EXECUTIVE OFFICERS

Chief Executive Officer Global	Pedro de Andrade Faria
Vice President of Finance, and Investor Relations	José Alexandre Carneiro Borges
Vice President of Quality and Management	Rodrigo Reghini Vieira
Vice President de Supply Chain	Hélio Rubens Mendes dos Santos
Vice President of Legal and Corporate Relationships	José Roberto Pernomian Rodrigues
Vice President of People	Artur Paranhos Tacla
Vice President of Business (General Manager Brazil – Sales and Marketing)	Rafael Ivanisk Oliveira
Vice President of Business (General Manager Brazil – Planning and Distribution)	Leonardo Almeida Byrro

Marcos Roberto Badollato                                                Joloir Nieblas Cavichini

Controller                                                                             Accountant – CRC 1SP257406/O-5

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below:

	06.30.16		12.31.15
Shareholders	Quantity	%	Quantity	%
Major shareholders
Tarpon	97,032,185	11.94	91,529,085	10.49
Fundação Petrobras de Seguridade Social - Petros (1)	92,761,499	11.42	94,549,299	10.84
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,551,052	10.65	87,573,052	10.04
Management
Board of Directors	37,403,939	4.60	35,818,939	4.11
Executives	60,370	0.01	73,297	0.01
Treasury shares	13,505,317	1.66	62,501,001	7.16
Other	485,158,884	59.72	500,428,573	57.35
	812,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The shareholding position of the controlling shareholders that belong to the voting agreement and/or holders of more than 5% of the voting stock are presented below:

	06.30.16		12.31.15
Shareholders	Quantity	%	Quantity	%
Tarpon	97,032,185	11.94	91,529,085	10.49
Fundação Petrobras de Seguridade Social - Petros (1)	92,761,499	11.42	94,549,299	10.84
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,551,052	10.65	87,573,052	10.04
	276,344,736	34.01	273,651,436	31.37
Other	536,128,510	65.99	598,821,810	68.63
	812,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2016 – BRF S.A. Breakdown of the Capital by Owner (Not reviewed)

Independent auditor’s report on review of quarterly financial information

The Shareholders and Officers

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”), contained in the Quarterly Information Form (ITR) for the quarter ended June 30, 2016, which comprise the balance sheet as at June 30, 2016 and the related statements of income and comprehensive income for the three and six months periods then ended, and statements of changes in equity and cash flows for the six months period then ended, including other explanatory information.

Management is responsible for the preparation of individual and consolidated interim financial information in accordance with Accounting Pronouncement CPC 21 (R1) - Demonstração Intermediária and International Accounting Standard IAS 34 - Interim Financial Reporting, issued by the International Accounting Standards Board (IASB), as well as for the presentation of this information in a manner consistent with the standards issued by the Brazilian Securities and Exchange Commission (CVM) applicable to the preparation of the Quarterly Information Form (ITR). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of the review

We conducted our review in accordance with Brazilian and International Standards on Review Engagements (NBC TR 2410 Revisão de Informações Intermediárias Executada pelo Auditor da Entidade) and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity). A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Brazilian and International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion on the interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual and consolidated interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 (R1) and IAS 34, applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the CVM.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Other matters

Statements of value added

We have also reviewed the individual and consolidated statements of value added for the six-month period ended June 30, 2016, prepared under the responsibility of  the Company’s management, the presentation of which in the interim financial information is required by the rules issued by the CVM applicable to the preparation of Quarterly Financial Information (ITR), and considered as supplementary information under IFRS – International Financial Reporting Standards, which does not require the presentation of the statement of value added. These statements have been subject to the same review procedures previously described and, based on our review, nothing has come to our attention that causes us to believe that they are not prepared, in all material respects, in a manner consistent with the overall individual and consolidated interim financial information.

São Paulo, April 28, 2015.

ERNST & YOUNG

Auditores Independentes S.S.

CRC-2SP015199/F-6

Antonio Humberto Barros dos Santos

Accountant CRC-1SP161745/O-3

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

The Audit Committee of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the quarterly financial information (parent company and consolidated) for the six-month period ended on June 30, 2016;

(ii)    the Management Report; and

(iii)  opinion report issued by Ernst & Young Auditores Independentes S.S.

Based on the documents reviewed and on the explanations provided, the members of the Audit Committee, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, July 28, 2016.

Sergio Ricardo Silva Rosa

Committee Coordinator

Walter Fontana Filho

Independent Member

Fernando Maida Dall Acqua

External Member and Financial Specialist

Renato Proença Lopes

Independent Member

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the six-month period ended on June 30, 2016, and

(ii)    reviewed, discussed and agreed with conclusions expressed in the review report issued by Ernst & Young Auditores Independentes S.S. for the Company's quarterly financial information for the six-month period ended on June 30, 2016.

São Paulo, July 28, 2016.

Pedro de Andrade Faria

Chief Executive Officer Global

José Alexandre Carneiro Borges

Vice President of Finance and Investor Relations

Rodrigo Reghini Vieira

Vice President of Quality and Management

Hélio Rubens Mendes dos Santos Junior

Vice President of Supply Chain

José Roberto Pernomian Rodrigues

Vice President of Legal and Corporate Relationships

Artur Paranhos Tacla

Vice President of People

Leonardo Almeida Byrro

Vice President of Business (General Manager Brazil – Planning and Distribution)

Rafael Ivanisk Oliveira

Vice President of Business (General Manager Brazil – Sales and Marketing)